UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07064

Exact name of registrant as specified in charter:	The Target
Portfolio Trust

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2006

Date of reporting period:	12/31/2006

Item 1 – Reports to Stockholders

The TARGET Portfolio Trust®

Annual Report

December 31, 2006

TARGET

A STRUCTURED AND PERSONALIZED INVESTMENT PROGRAM

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Trust portfolios’ securities are for the period covered by this report and are subject to change thereafter.

February 16, 2007

Dear TARGET Shareholder:

We hope you find the annual report for The TARGET Portfolio Trust informative and useful. Today many investors may be asking where they can find new growth opportunities. We believe that as a TARGET shareholder, you are uniquely positioned for domestic and global growth opportunities because you already have a strategic investment plan in place.

The TARGET program’s structured and professional approach to investing helps you “tune out” the noise of current market developments and allows you to concentrate on what’s really important—your long-term goals. It starts with a personal plan that you and your financial professional construct based on your reasons for investing, the time you have to reach your goals, and the level of risk you are willing to assume. Your financial professional can work closely with you to develop an appropriate asset allocation and select the corresponding TARGET portfolio for each asset class in your investment plan. The managers for each portfolio are carefully chosen, are monitored by our team of experienced investment management analysts, and are among the leading institutional money managers available.

Your TARGET program also evolves with your changing needs. Your financial professional can help you track your plan’s progress, stay informed of important developments, and assist you in determining whether you need to modify your portfolio. In these ways and more, the TARGET program seeks to make your investment goals a reality.

Thank you for your continued confidence.

Sincerely,

Judy A. Rice, President

The TARGET Portfolio Trust

THE TARGET PORTFOLIO TRUST	1

Equity Portfolios Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum TARGET program fee for retail investors is 1.50%.

Equity Portfolios for periods ended 12/31/06
	Total Returns[1] (Without TARGET Program Fee)		Average Annual Total Returns[1] (With TARGET Program Fee)
	One Year	Since Inception[2]	One Year	Five Years	Ten Years	Since Inception[2]
Large Capitalization Growth Portfolio (Class R)	N/A	9.34% (8/22/06)	N/A	N/A	N/A	N/A
Large Capitalization Growth Portfolio (Class T)	8.67%	—	7.04%	1.25%	6.05%	—
S&P 500 Index[3]	15.78	***	15.78	6.18	8.42	N/A
Russell 1000 Growth Index[3]	9.07	****	9.07	2.69	5.44	N/A
Lipper Large-Cap Core Funds Avg.[4]	13.53	*****	13.53	4.83	6.87	N/A

Large Capitalization Value Portfolio (Class R)	N/A	10.44% (8/22/06)	N/A	N/A	N/A	N/A
Large Capitalization Value Portfolio (Class T)	19.34%	—	17.56%	10.56%	8.67%	—
S&P 500 Index[3]	15.78	***	15.78	6.18	8.42	N/A
Russell 1000 Value Index[3]	22.25	****	22.25	10.86	11.00	N/A
Lipper Multi-Cap Value Funds Avg.[4]	17.43	*****	17.43	9.06	9.34	N/A

Small Capitalization Growth Portfolio (Class R)	N/A	9.78% (8/22/06)	N/A	N/A	N/A	N/A
Small Capitalization Growth Portfolio (Class T)	7.62%	—	6.02%	1.29%	2.67%	—
Russell 2000 Index[3]	18.37	***	18.37	11.39	9.44	N/A
Russell 2000 Growth Index[3]	13.35	****	13.35	6.93	4.88	N/A
Lipper Small-Cap Growth Funds Avg.[4]	10.31	*****	10.31	5.91	8.17	N/A

2	THE TARGET PORTFOLIO TRUST

Equity Portfolios for periods ended 12/31/06
	Total Returns[1] (Without TARGET Program Fee)		Average Annual Total Returns[1] (With TARGET Program Fee)
	One Year	Since Inception[2]	One Year	Five Years	Ten Years	Since Inception[2]
Small Capitalization Value Portfolio (Class R)	N/A	9.45% (8/22/06)	N/A	N/A	N/A	N/A
Small Capitalization Value Portfolio (Class T)	17.72%	—	15.96%	14.95%	12.78%	—
Russell 2000 Index[3]	18.37	***	18.37	11.39	9.44	N/A
Russell 2000 Value Index[3]	23.48	****	23.48	15.37	13.27	N/A
Lipper Small-Cap Core Funds Avg.[4]	14.87	*****	14.87	11.44	10.86	N/A

International Equity Portfolio (Class R)	N/A	11.74% (8/22/06)	N/A	N/A	N/A	N/A
International Equity Portfolio (Class T)	29.02%	—	27.10%	12.73%	6.16%	—
MSCI EAFE ND Index[3]	26.34	***	26.34	14.98	7.71	N/A
Lipper International Large-Cap Value Funds Avg.[4]	28.09	*****	28.09	16.00	9.20	N/A

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Total returns assume the reinvestment of all dividends and distributions, and take into account all charges and expenses applicable to an investment in each portfolio. The average annual total returns for the TARGET portfolios assume the imposition of the maximum TARGET annual advisory fee of 1.50% for equity portfolios for retail investors. Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.75%. Returns in the table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

2Inception date returns are provided for any share class with less than 10 calendar years of returns.

3Investors cannot invest directly in an index. The returns for the benchmark indexes would be lower if they reflected deductions for TARGET program fees, portfolio operating expenses, sales charges, or taxes. The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. The Russell 2000 Index is an unmanaged index of the stocks of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives a broad look at how the stock prices of smaller companies have performed. The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with an above-average growth orientation. Companies in this index generally have higher price-to-book and price-to-earnings ratios. The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this index generally have low price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. The Morgan

THE TARGET PORTFOLIO TRUST	3

Equity Portfolios Performance (continued)

Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE ND Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stocks have performed.

4The Lipper averages represent returns based on an average of all funds in the respective Lipper categories for the periods noted. The returns for the Lipper averages would be lower if they reflected deductions for TARGET program fees, portfolio operating expenses, sales charges, or taxes. Large-Cap Core funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index. Multi-Cap Value funds invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to-earnings ratio and three-year sales-per-share growth value compared with the S&P 500 Index. Small-Cap Growth funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SmallCap 600 Index. Small-Cap Core funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio and three-year sales-per-share growth value compared with the S&P SmallCap 600 Index. International funds invest their assets in securities with primary trading markets outside of the United States.

***Large Capitalization Growth Portfolio—S&P 500 Index Closest Month-End to Inception cumulative total return is 9.44% for Class R. Large Capitalization Value Portfolio—S&P 500 Index Closest Month-End to Inception cumulative total return is 9.44% for Class R. Small Capitalization Growth Portfolio—Russell 2000 Index Closest Month-End to Inception cumulative total return is 9.81% for Class R. Small Capitalization Value Portfolio—Russell 2000 Index Closest Month-End to Inception cumulative total return is 9.81% for Class R. International Equity Portfolio—MSCI EAFE ND Index Closest Month-End to Inception cumulative total return is 10.52% for Class R.

****Large Capitalization Growth Portfolio—Russell 1000 Growth Index Closest Month-End to Inception cumulative total return is 8.84% for Class R. Large Capitalization Value Portfolio—Russell 1000 Value Index Closest Month-End to Inception cumulative total return is 10.15% for Class R. Small Capitalization Growth Portfolio—Russell 2000 Growth Index Closest Month-End to Inception cumulative total return is 9.51% for Class R. Small Capitalization Value Portfolio—Russell 2000 Value Index Closest Month-End to Inception cumulative total return is 10.09% for Class R.

*****Large Capitalization Growth Portfolio—Lipper Average Index Closest Month-End to Inception cumulative total return is 9.01% for Class R. Large Capitalization Value Portfolio—Lipper Average Index Closest Month-End to Inception cumulative total return is 9.61% for Class R. Small Capitalization Growth Portfolio—Lipper Average Closest Month-End to Inception cumulative total return is 9.28% for Class R. Small Capitalization Value Portfolio—Lipper Average Closest Month-End to Inception cumulative total return is 9.18% for Class R. International Equity Portfolio—Lipper Average Closest Month-End to Inception cumulative total return is 10.62% for Class R.

Average Annual Since Inception returns are not available for Class R since it has been in existence for less than one year.

4	THE TARGET PORTFOLIO TRUST

Fixed Income Portfolios Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum TARGET program fee for retail investors is 1.50%.

Fixed Income Portfolios for periods ended 12/31/06
	Total Returns[1] (Without TARGET Program Fee)		Average Annual Total Returns[1] (with TARGET Program Fee)
	One Year	Since Inception[2]	One Year	Five Years	Ten Years	Since Inception[2]
International Bond Portfolio (Class T)	1.84%	—	0.33%	5.20%	0.68%	—
Citigroup Non-U.S. WGBI–Hedged[3]	3.10	—	3.10	4.52	6.34	—
Lipper International Income Funds Avg.[4]	5.73	—	5.73	8.20	5.25	—

Total Return Bond Portfolio (Class R)	N/A	1.27% (8/22/06)	N/A	N/A	N/A	N/A
Total Return Bond Portfolio (Class T)	4.27%	—	2.71%	3.89%	4.72%	—
Lehman Brothers U.S. Aggregate Bond Index[3]	4.33	***	4.33	5.06	6.24	N/A
Lipper Corporate Debt BBB-Rated Funds Avg.[4]	4.64	****	4.64	5.70	5.89	N/A

Intermediate-Term Bond Portfolio (Class T)	4.12%	—	2.57%	2.88%	4.14%	—
Lehman Brothers Int. Govt./Credit Bond Index[3]	4.08	—	4.08	4.53	5.81	—
Lipper Int. Inv.-Grade Debt Funds Avg.[4]	4.06	—	4.06	4.53	5.52	—

Mortgage Backed Securities Portfolio (Class T)	3.82%	—	2.27%	2.45%	3.88%	—
Lehman Brothers Mortgage-Backed Securities Index[3]	5.22	—	5.22	4.85	6.16	—
Citigroup Mortgage-Backed Securities Index[3]	5.17	—	5.17	4.91	6.18	—
Lipper U.S. Mortgage Funds Avg.[4]	4.33	—	4.33	4.17	5.27	—

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Total returns assume the reinvestment of all dividends and distributions, and take into account all charges and expenses applicable to an investment in each portfolio. The average annual total returns for the TARGET portfolios

THE TARGET PORTFOLIO TRUST	5

Fixed Income Portfolios Performance (continued)

assume the imposition of the maximum TARGET annual advisory fee of 1.50% for bond portfolios for retail investors. Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.75%. Returns in the table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

2Inception date returns are provided for any share class with less than 10 calendar years of returns.

3Investors cannot invest directly in an index. The returns for the benchmark indexes would be lower if they reflected deductions for TARGET program fees, portfolio operating expenses, sales charges, or taxes. The Citigroup Non-U.S. World Government Bond Index Hedged (WGBI–Hedged) is an unmanaged index of approximately 600 high-quality bonds with foreign currency exposure translated to the U.S. dollar. It gives a broad look at how foreign bonds have performed. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how bond prices of short- and intermediate-term bonds have performed. The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index of publicly traded U.S. government bonds and investment-grade corporate bonds with maturities of up to 10 years. It gives a broad look at how intermediate-term bonds have performed. The Lehman Brothers Mortgage-Backed Securities Index is a market capitalization-weighted index of 15- and 30-year fixed-rate securities backed by GNMA, FNMA, and FHLMC mortgage pools, and balloon mortgages with fixed-rate coupons. The Citigroup Mortgage-Backed Securities Index is an unmanaged index of 15- and 30-year mortgage-related securities issued by U.S. government agencies. Each of them gives a broad look at how mortgage-backed securities have performed.

4The Lipper averages represent returns based on an average of all funds in the respective Lipper categories for the periods noted. The returns for the Lipper averages would be lower if they reflected deductions for TARGET program fees, portfolio operating expenses, sales charges, or taxes. International Income funds invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. Corporate Debt BBB-Rated funds invest primarily in corporate and government debt issues rated in the top four grades. Intermediate Investment-Grade Debt funds invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 5 to 10 years. U.S. Mortgage funds invest primarily in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies.

***Lehman Brothers U.S. Aggregate Bond Index Closest Month-End to Inception cumulative total return is 2.13% for Class R.

****Lipper Average Closest Month-End to Inception cumulative total return is 2.48% for Class R.

Average Annual Since Inception returns are not available for Class R since it has been in existence for less than one year.

6	THE TARGET PORTFOLIO TRUST

Money Market Portfolio Performance

Yields will fluctuate from time to time, and past performance does not guarantee future results. Current performance may be lower or higher than the past performance data quoted. The investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than the original cost. For the most recent month-end performance update, call (800) 225-1852.

Money Market Portfolio as of 12/31/06
	Total Returns[1] (Without TARGET Program Fee) One Year	Net Asset Value (NAV)	7-Day Current Yield
U.S. Government Money Market Portfolio (Class T)	4.36%	$1.00	4.56%
Lipper U.S. Government Money Market Funds Avg.[2]	4.26	N/A	N/A
iMoneyNet, Inc. All Taxable Money Market Funds Avg.[3]	N/A	N/A	4.74

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Total returns assume the reinvestment of all dividends and distributions, and take into account all charges and expenses applicable to an investment in each portfolio. Returns would be lower if the fee were deducted. The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

2The Lipper average represents returns based on an average of all funds in the respective Lipper categories for the periods noted. The return for the Lipper average would be lower if it reflected deductions for TARGET program fees, portfolio operating expenses, sales charges, or taxes. U.S. Government Money Market funds invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or instrumentalities with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

3iMoneyNet, Inc. regularly reports a 7-day current yield on Tuesdays for taxable money market funds. This is the data of all funds in the iMoneyNet, Inc. All Taxable Money Market Funds Average category as of 12/26/06, the closest date to the end of our reporting period.

An investment in the U.S. Government Money Market Portfolio (the Portfolio) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Portfolio.

THE TARGET PORTFOLIO TRUST	7

Investment Manager’s Report

Large Capitalization Growth Portfolio

The total return of the Large Capitalization Growth Portfolio (Class T) was 8.67% in 2006. During the same period, the S&P 500 Index returned 15.78%, the Russell 1000 Growth Index (the Index) returned 9.07%, and the Lipper Large-Cap Core Funds Average was 13.53%.

The Portfolio was co-managed by Marsico Capital Management and Goldman Sachs Asset Management. They were paired to play different roles in the Portfolio’s long-term performance. Goldman Sachs uses a quantitative approach with rigorously applied risk controls that are aimed at limiting deviations from the return of the Russell 1000 Growth Index. Marsico Capital uses a more active strategy to select a smaller number of high-conviction positions from anywhere in the growth investment spectrum. We expect the overall Portfolio’s performance profile to behave like a traditional growth strategy, but to benefit from the separate strengths of each asset manager.

The value investing style substantially outperformed the growth style during the first half of 2006. The style-neutral S&P 500 Index and Lipper Large-Cap Core Funds group reflected that advantage. Lipper classifies the Portfolio as “Core” in style, in accordance with their proprietary system based upon holdings over several years.

Overall, Goldman Sach’s more conservative approach beat the Index in 2006. Marsico’s selection of individual stocks within certain sectors and industries detracted from the Portfolio’s performance compared with the Index. Positions in homebuilders (among the poorest-performing industries over the year), biotechnology, and medical services hurt performance.

Differences from the Index in the distribution of assets among broad economic sectors, driven primarily by Marsico, added value. During the course of the year, the Fund became increasingly underweight in the technology sector in favor of the consumer services sector. Marsico emphasized the hotel/gaming and asset management industries and underweighted semiconductors and computer software.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

8	THE TARGET PORTFOLIO TRUST

Large Capitalization Value Portfolio

The total return of the Large Capitalization Value Portfolio (Class T) was 19.34% in 2006. During the same period, the S&P 500 Index returned 15.78%, the Russell 1000 Value Index (the Index) returned 22.25%, and the Lipper Multi-Cap Value Funds Average was 17.43%.

The Portfolio is split between three asset managers: JP Morgan Asset Management is responsible for approximately half the Portfolio, managed in a relative value style that is generally sector-neutral to the Russell 1000 Value Index; NFJ Investment Group and Hotchkis and Wiley Capital Management, LLC separately manage the other half in more aggressive complementary value styles. Hotchkis & Wiley focuses on dividends and the profitable reinvestment of retained earnings, whereas NFJ has a “deep value” style emphasizing low ratios of share prices to corporate earnings. We expect the overall Portfolio’s performance profile to behave like a traditional value strategy, but to benefit from the separate strengths of each asset manager.

The Index had an outstanding return in 2006. Although the Portfolio’s performance was very strong by historical standards and above the average of comparable funds, it didn’t keep up with the benchmark primarily due to its holdings in the consumer noncyclical, energy, technology, and commercial services sectors. Certain Index components, including several of the largest companies in the market (ExxonMobil, BellSouth, JPMorgan Chase, Disney, and Comcast), posted exceptional results for the year, driving the Index’s high return. These star performers were underrepresented in the Portfolio, and its holdings, on average, didn’t keep up with them. The Hotchkis & Wiley and JPMorgan segments of the Portfolio largely accounted for this aspect of its underperformance.

The Portfolio’s performance relative to the Index was also hurt by underweights compared with the Index in the strong telecommunications, oil refining, and securities/asset management industries and an overweight in the relatively weak life/health insurance industry. Hotchkis & Wiley’s holdings were primarily responsible for the negative impact of industry weightings.

The Portfolio benefited from a heightened sensitivity to market movements (a tendency to move in the same direction as its benchmark, only more so), which particularly aided its performance during the rising markets of January, August, September, October, and November.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

THE TARGET PORTFOLIO TRUST	9

Investment Manager’s Report (continued)

Small Capitalization Growth Portfolio

The total return of the Small Capitalization Growth Portfolio (Class T) was 7.62% in 2006. During the same period, the Russell 2000 Index returned 18.37%, the Russell 2000 Growth Index (the Index) returned 13.35%, and the Lipper Small-Cap Growth Funds Average was 10.31%.

The Portfolio was subadvised by Transamerica Investment Management and RS Investments. Both use traditional growth investment styles, but they tend to look in different parts of the small-cap growth market. In 2006, the stock selections of both subadvisers substantially underperformed the Index. The combined holdings were particularly weak in the technology and commercial services sectors. The selections of RS Investments, which historically has added value with its stock selection, underperformed the Index most during this year, trailing it in the commercial services, technology, healthcare, financials, and consumer noncyclicals sectors. Transamerica Investment Management trailed in the technology, industrials, specialty retail, and transportation sectors, but outperformed the Index in the oil services and healthcare sectors.

We expect the Portfolio’s fundamental characteristics to generally be in line with those of the Index. That being said, in 2006 the strategy had modestly more exposure to stocks with lower price-to-earnings ratios, which paid off in a market that generally favored the value style of investing. In addition, less exposure to volatile stocks had a positive impact on the Portfolio’s return.

The Portfolio was overweight compared with the Index in the relatively weak commercial services and technology sectors and underweight in the strong basic materials sector. These emphases hurt its performance, as did a lower exposure to “market risk,” the tendency to move in the same direction as the Index.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

10	THE TARGET PORTFOLIO TRUST

Small Capitalization Value Portfolio

The total return of the Small Capitalization Value Portfolio (Class T) was 17.72% in 2006. During the same period, the Russell 2000 Index returned 18.37%, the Russell 2000 Value Index (the Index) returned 23.48%, and the Lipper Small-Cap Core Funds Average was 14.87%.

It is particularly important in small-cap value investing to understand the businesses of the companies in which you invest. Small companies are more vulnerable than large to economic trends and unanticipated events, and firms that are inexpensively valued tend to be poorly known. This makes research critical. Moreover, asset managers may reach the limits of the size of the position they can hold in small firms while still remaining uninvolved in control of the firm. That is why the Portfolio is managed with a multi-manager structure. As subadvisors reach their capacity limits, we may add new subadvisors. In 2006, the Portfolio was managed by EARNEST Partners, LLC; Lee Munder Capital Group; JP Morgan Asset Management; NFJ Investment Group; and Vaughan Nelson Investment Management.

The Portfolio captured much of the exceptional return of its small-cap value benchmark, but trailed it largely because the Portfolio’s characteristic emphasis on companies with strong balance sheets was at a disadvantage in a market that greatly preferred pronounced value characteristics and lower quality stocks. “Lower quality” refers to more earnings variation and higher debt levels. In addition, the Portfolio’s slight emphasis on growth characteristics compared with its value benchmark, due largely to Earnest’s segment, hurt its performance. The Portfolio’s distribution among sectors had a marginally negative impact. It was underweight compared with the benchmark in the relatively strong consumer services and telecommunications sectors and overweight in poor-performing transportation.

Other things being equal, we expect the Portfolio’s return to move less than its benchmark in either direction because the various asset managers’ complementary investment processes and their emphasis on quality dampen extreme movements. This lower profile helped the Portfolio during the weak market in the second quarter of 2006, but hurt it in the strongly rising market during the second half of the year.

Aside from these characteristics of the overall Portfolio, selection of individual positions was good. Several holdings, particularly in the energy, healthcare, and consumer cyclicals sectors performed well.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

THE TARGET PORTFOLIO TRUST	11

Investment Manager’s Report (continued)

International Equity Portfolio

The total return of the International Equity Portfolio (Class T) was 29.02% in 2006. During the same period, the MSCI EAFE Index rose 26.34% and the Lipper International Large-Cap Value Funds Average was 28.09%.

The Portfolio is managed by LSV Asset Management and Thornburg Investment Management, both using value investing styles. LSV uses a purely quantitative style based upon studies of the biases of most investors. Their methods look for undervalued stocks with near-term potential for appreciation. Thornburg’s process is based upon research into the business fundamentals of companies whose stocks are found to be attractive on various measures of value. Both outperformed the MSCI EAFE Index in 2006, but with different strengths.

Thornburg’s segment continued to benefit from investments in emerging markets countries, particularly from positions in China and Mexico. A small exposure to Canada, which also is not included in the EAFE benchmark, and an underweight in the relatively poor-performing Japan market added to performance relative to the benchmark.

The Portfolio’s strong stock selection in the financials sector made a significant contribution to its results, particularly positions in stock exchanges Hong Kong Exchanges, Euronext, and Deutsche Boerse. Barclay’s and Lloyd’s TSB Group (both United Kingdom banks) also were among the strong holdings. In addition, the Portfolio benefited from positions in American Movil (Mexico, wireless telephone services), China Petroleum and Chemicals (China, energy), and Toyota (Japan, automobiles).

Some of the overall risk characteristics of the Portfolio helped its return, including its overweight in smaller firms compared with its benchmark and its value orientation in a market that favored value investing over growth by about eight percentage points over the year.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

12	THE TARGET PORTFOLIO TRUST

International Bond Portfolio

The total return of the International Bond Portfolio (Class T) was 1.84% in 2006. During the same period, the Citigroup Non-U.S. World Government Bond Index (Hedged) returned 3.10% and the Lipper International Income Funds Average returned 5.73%. The Portfolio was subadvised by Pacific Investment Management Company LLC (PIMCO).

The Portfolio was hurt by its exposures to interest rate changes at differing durations (the yield curve). It was positioned to benefit if the yield curve steepened in the United Kingdom, i.e., if interest rates rose further for longer-duration bonds than for near-maturity bonds. Instead, near-maturity interest rates rose on expectations of further interest hikes by the U.K. central bank, while long-term rates actually fell because of strong demand for bonds by pension funds.

The Portfolio held an off-benchmark exposure to the United States, which helped its performance when U.S. bonds rallied late in the year. However, the impact was offset by the distribution of durations in the U.S. holdings, which, like the U.K. holdings, were positioned to benefit from a steepening yield curve. The yield curve for U.S. bonds actually inverted more than in 2005.

Euro-denominated bonds, in contrast, were underweight in shorter durations compared with the Portfolio’s benchmark. This positioning augmented its return as strong economic data and European Central Bank interest-rate increases propped yield up. The Portfolio was underweighted in Japanese bonds and positioned to benefit from a flattening yield curve in Japan. Both exposures paid off.

Overall, currency exposures helped the Portfolio’s performance against its hedged benchmark. Its exposure to the euro helped more than its exposure to the yen detracted.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

THE TARGET PORTFOLIO TRUST	13

Investment Manager’s Report (continued)

Total Return Bond Portfolio

The Total Return Bond Portfolio (Class T) returned 4.27% in 2006. During the same period, the Lehman Brothers U.S. Aggregate Bond Index (the Index) returned 4.33% and the Lipper Corporate Debt BBB-Rated Funds Average was 4.64%. The Portfolio was subadvised by Pacific Investment Management Company LLC (PIMCO).

After a challenging first half of 2006, the U.S. bond market turned favorable. Indications early in the year that the economy was slowing led investors to anticipate a break in the Federal Reserve’s two-year sequence of tightening short-term interest rates at every meeting. The progressive tightening had weighed on bond returns because it often pushes yields generally upward, and bond prices move inversely to yields. The slowing economy, the actual suspension of rate increases in August, and then falling oil prices all eased inflation jitters and allowed bond prices to rise. Many investors even began to anticipate interest rate cuts in 2007, adding to the upswing. However, sporadic signs of strength in the economy late in the 2006 reduced such hopes.

The Portfolio’s above-benchmark exposure to changes in interest rates detracted from its performance over the year. In addition, the Portfolio was underweight compared with the benchmark in corporate debt. Investment-grade corporate bonds outperformed Treasuries as investors turned to them for additional yield in the generally low-yielding markets. However, the Portfolio had an overweight in mortgage-backed bonds, which also benefited from the search for additional yield.

A modest allocation to emerging markets debt, a sector that is not represented in the benchmark, added to the Portfolio’s return. The sector continued to benefit from strong capital inflows and improvements in credit quality.

Currency exposures had a mixed impact. Exposure to the Japanese yen detracted from performance, but this was mitigated by exposures to the strong euro and select emerging markets currencies, which rose against the dollar.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

14	THE TARGET PORTFOLIO TRUST

Intermediate-Term Bond Portfolio

The total return of the Intermediate-Term Bond Portfolio (Class T) was 4.12% in 2006. During the same period, the Lehman Brothers Intermediate Government/Credit Bond Index (the Index) returned 4.08% and the Lipper Intermediate Investment-Grade Debt Funds Average was 4.06%. The Portfolio was subadvised by Pacific Investment Management Company LLC (PIMCO).

After a challenging first half of 2006, the U.S. bond market turned favorable. Indications early in the year that the economy was slowing led investors to anticipate a break in the Federal Reserve’s two-year sequence of tightening short-term interest rates at every meeting. The progressive tightening had weighed on bond returns because it often pushes yields generally upward, and bond prices move inversely to yields. The slowing economy, the actual suspension of rate increases in August, and then falling oil prices all eased inflation jitters and allowed bond prices to rise. Many investors even began to anticipate interest rate cuts in 2007, adding to the upswing. However, sporadic signs of strength in the economy late in 2006 reduced such hopes.

The Portfolio’s above-benchmark exposure to changes in interest rates detracted from its performance over the year. In addition, the Portfolio was underweight compared with the benchmark in corporate debt. Investment-grade corporate bonds outperformed Treasuries as investors turned to them for additional yield in the generally low-yielding markets. However, the Portfolio had an allocation to mortgage-backed bonds, which are not included in its benchmark, but which also benefited from the search for additional yield.

A modest allocation to emerging markets debt added to the Portfolio’s return. The sector continued to benefit from strong capital inflows and improvements in credit quality. Currency exposures had a mixed impact. Exposure to the Japanese yen detracted from performance, but this was mitigated by exposures to the strong euro, which rose against the dollar.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

THE TARGET PORTFOLIO TRUST	15

Investment Manager’s Report (continued)

Mortgage Backed Securities Portfolio

The total return of the Mortgage Backed Securities Portfolio (Class T) was 3.82% in 2006. During the same period, the Lehman Brothers Mortgage-Backed Securities Index returned 5.22%, the Citigroup Mortgage-Backed Securities Index returned 5.17%, and the Lipper U.S. Mortgage Funds Average was 4.33%. The Portfolio was subadvised by Wellington Management Company, LLP.

After a challenging first half of 2006, the U.S. bond market turned favorable. Indications early in the year that the economy was slowing led investors to anticipate a break in the Federal Reserve’s two-year sequence of tightening short-term interest rates at every meeting. The progressive tightening had weighed on bond returns because it often pushes yields across the maturity range upward, and the prices of bonds move inversely to their yields. The slowing economy, continued weakness in the housing sector, the actual suspension of rate increases in August, peaking corporate earnings, and then falling oil prices all eased inflation jitters and allowed long-term bond prices to rise. At year-end, yield-curve inversion (higher yields for very short-term debt than for long-term bonds) was steeper than in 2005, meaning that investors were hurt by holding portfolios with below-average durations over the full year. Substantial amounts of funds for investment and low market volatility led investors to pursue higher yields in more credit-sensitive sectors of the market such as high yield (junk) and emerging market bonds, which consequently outperformed the overall market. Conversely, government bonds trailed, while securities carrying intermediate levels of risk, such as mortgage-backed securities, were in the middle range of returns.

The Portfolio’s performance relative to its benchmark was hurt primarily by its lower exposure to longer-term bonds. It was underweight in longer-term conventional mortgage-backed securities, in part, because of a larger allocation to short-term debt that it loaned out in the repurchase agreement (repo) market. This lending provided additional income with very little additional risk, although it reduced the overall duration of the Portfolio. In addition to the repo income, the Portfolio benefited somewhat from its active trading activity among various pools of mortgage-backed securities.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

16	THE TARGET PORTFOLIO TRUST

U.S. Government Money Market Portfolio

The U.S. Government Money Market Portfolio returned 4.36% in 2006. During the same period, the Lipper U.S. Government Money Market Portfolio Funds Average was 4.26%. The Portfolio was subadvised by Wellington Management Company, LLP.

Among the most influential developments in the money markets during 2006 was the decision by the Federal Reserve (the Fed) to leave short-term interest rates unchanged in the second half of the year after repeatedly increasing them in the first half. Fed policymakers, hoping to slow economic growth and bring down inflation, increased the target for the federal funds rate on overnight loans between banks 17 times from June 2004 to June 2006, raising the rate from 1.00% to 5.25%. The last four rate hikes occurred in the first half of 2006.

Economic growth began to slow in the spring of 2006, particularly as higher interest rates began to take a toll on the housing sector. The economy continued to lose steam in the second half of the year, allowing the Fed to leave short-term rates unchanged from July through December. There was even speculation in the financial markets that the Fed might have to cut short-term rates in 2007 to reinvigorate the economy. Because of the outlook for lower short-term rates, there were times during the second half of the year when the slope of the money market yield curve inverted. That is, yields on longer-term money market securities fell below those on shorter-term money market securities. This is an unusual occurrence because longer-term money market securities usually provide higher yields to compensate investors for the added risk of owning a longer-term asset.

The Portfolio benefited from its increased exposure to longer-term money market securities of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corp. whose yields declined, pushing their prices higher as bond price move inversely to yields. However, the benefit derived from holding these securities was largely offset by the Portfolio’s increased exposure to repurchase agreements, which shortened its average duration bias. Duration measures a portfolio’s sensitivity to changes in the level of interest rates. Having a longer average duration bias would have enabled the Portfolio to benefit more fully in the second half of the year from the decline in money market yields. But the bulk of the Portfolio’s holdings were in repurchase agreements because these transactions provide excess return over comparable U.S. Treasury securities on a duration-adjusted basis.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

THE TARGET PORTFOLIO TRUST	17

Fees and Expenses (Unaudited)

As a shareholder of the Trust, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, TARGET program fees, and other Trust expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds. This example does not reflect TARGET program fees. If TARGET program fees were included, the costs would be higher.

The example is based on an investment of $1,000 invested on July 1, 2006, at the beginning of the period, and held through the six-month period ended December 31, 2006.

The Trust’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Trust, that you own. You should consider the additional fees that were charged to your Trust account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

18	THE TARGET PORTFOLIO TRUST

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Large Capitalization Growth Portfolio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class R
Actual**	$1,000.00	$1,093.40	1.25%	$4.73
Hypothetical	$1,000.00	$1,018.90	1.25%	$6.36
Class T
Actual	$1,000.00	$1,087.00	0.75%	$3.95
Hypothetical	$1,000.00	$1,021.42	0.75%	$3.82

Large Capitalization Value Portfolio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class R
Actual**	$1,000.00	$1,104.40	1.19%	$4.53
Hypothetical	$1,000.00	$1,019.21	1.19%	$6.06
Class T
Actual	$1,000.00	$1,133.50	0.69%	$3.71
Hypothetical	$1,000.00	$1,021.73	0.69%	$3.52

THE TARGET PORTFOLIO TRUST	19

Small Capitalization Growth Portfolio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class R
Actual**	$1,000.00	$1,097.80	1.27%	$4.82
Hypothetical	$1,000.00	$1,018.80	1.27%	$6.46
Class T
Actual	$1,000.00	$1,043.00	0.77%	$3.97
Hypothetical	$1,000.00	$1,021.32	0.77%	$3.92

Small Capitalization Value Portfolio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class R
Actual**	$1,000.00	$1,094.50	1.30%	$4.92
Hypothetical	$1,000.00	$1,018.65	1.30%	$6.61
Class T
Actual	$1,000.00	$1,088.40	0.80%	$4.21
Hypothetical	$1,000.00	$1,021.17	0.80%	$4.08

International Equity Portfolio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class R
Actual**	$1,000.00	$1,117.40	1.38%	$5.28
Hypothetical	$1,000.00	$1,018.25	1.38%	$7.02
Class T
Actual	$1,000.00	$1,157.90	0.88%	$4.79
Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48

International Bond Portfolio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class T
Actual	$1,000.00	$1,031.40	0.72%	$3.69
Hypothetical	$1,000.00	$1,021.58	0.72%	$3.67

20	THE TARGET PORTFOLIO TRUST

Fees and Expenses (continued)

Total Return Bond Portfolio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class R
Actual**	$1,000.00	$1,012.70	1.11%	$4.04
Hypothetical	$1,000.00	$1,019.61	1.11%	$5.65
Class T
Actual	$1,000.00	$1,049.40	0.61%	$3.15
Hypothetical	$1,000.00	$1,022.13	0.61%	$3.11

Intermediate-Term Bond Portfolio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class T
Actual	$1,000.00	$1,043.20	0.61%	$3.14
Hypothetical	$1,000.00	$1,022.13	0.61%	$3.11

Mortgage Backed Securities Portfolio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class T
Actual	$1,000.00	$1,045.80	1.95%	$10.06
Hypothetical	$1,000.00	$1,015.38	1.95%	$9.91

U.S. Government Money Market Portfolio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class T
Actual	$1,000.00	$1,026.00	0.45%	$2.30
Hypothetical	$1,000.00	$1,022.94	0.45%	$2.29

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2006, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2006 (to reflect the six-month period) with the exception of the Class R “Actual” information which reflects the 132 day period ended December 31, 2006 due to its inception date of August 22, 2006.

** Class R shares commenced operations on August 22, 2006.

THE TARGET PORTFOLIO TRUST	21

Portfolio of Investments As of December 31, 2006	Large Capitalization Growth Portfolio

SHARES	DESCRIPTION	VALUE (NOTE 1)

	LONG-TERM INVESTMENTS—99.6%

	Common Stocks

	Aerospace & Defense—6.1%
55,969	Boeing Co.	$4,972,286
61,260	General Dynamics Corp.	4,554,681
39,067	Lockheed Martin Corp.*	3,596,899
22,300	Northrop Grumman Corp.	1,509,710
60,898	United Technologies Corp.	3,807,343

		18,440,919

	Agriculture/Heavy Equipment—2.6%
4,900	Altria Group, Inc.	420,518
40,800	Archer-Daniels-Midland Co.	1,303,968
118,179	Monsanto Co.	6,207,943

		7,932,429

	Automobile Manufacturers—1.7%
37,679	Toyota Motor Corp., ADR (Japan)	5,060,666

	Automotive Parts—0.5%
23,900	Autoliv, Inc. (Sweden)	1,441,170

	Beverages—1.4%
9,400	Coca-Cola Co. (The)	453,550
91,705	Heinekin NV, ADR (Netherlands)	2,178,498
25,349	PepsiCo, Inc.	1,585,580

		4,217,628

	Biotechnology—4.4%
46,000	Amgen, Inc.	3,142,260
18,500	Applera Corp.—Applied Biosystems Group	678,765
93,842	Genentech, Inc.	7,613,401
33,738	Genzyme Corp.*	2,077,586

		13,512,012

	Biotechnology Healthcare—0.7%
34,600	Celgene Corp.*	1,990,538

	Broadcasting—0.1%
3,700	Liberty Media Holding Corp. (Class A Stock)	362,526

	Business Services—0.3%
13,600	Manpower, Inc.	1,019,048

	Cable Television—0.5%
55,938	DIRECTV Group, Inc. (The)*	1,395,094

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	23

Large Capitalization Growth Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Chemicals—0.7%
2,800	Ashland, Inc.	$193,704
32,500	Praxair, Inc.	1,928,225

		2,121,929

	Commercial Services—1.4%
32,200	McKesson Corp.	1,632,540
27,000	Moody’s Corp.	1,864,620
18,300	Waste Management, Inc.	672,891

		4,170,051

	Computer Hardware—3.3%
1,700	Apple Computer, Inc.	144,228
41,400	Cadence Design System, Inc.*	741,474
28,300	Computer Sciences Corp.*	1,510,371
74,500	Hewlett-Packard Co.	3,068,655
23,200	International Business Machines Corp.	2,253,880
34,800	Synopsys, Inc.	930,204
70,700	Western Digital Corp.*	1,446,522

		10,095,334

	Computer Networking—0.2%
11,600	Network Appliance, Inc.*	455,648

	Computer Services & Software—1.9%
9,600	Electronic Data Systems Corp.	264,480
181,900	Microsoft Corp.	5,431,534

		5,696,014

	Computers—0.5%
22,700	Lexmark International, Inc. (Class A Stock)*	1,661,640

	Computers & Peripherals—0.5%
279,100	Sun Microsystems, Inc.*	1,512,722

	Construction—1.5%
8,900	Granite Construction, Inc.	447,848
36,089	KB Home	1,850,644
44,480	Lennar Corp. (Class A Stock)	2,333,421

		4,631,913

	Consumer Products & Services—2.6%
13,800	American Greetings Corp. (Class A Stock)	329,406
102,150	Proctor & Gamble Co.	6,565,180
19,300	UST, Inc.	1,123,260

		8,017,846

See Notes to Financial Statements

24	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Distribution/Wholesale—0.4%
19,800	WESCO International, Inc.*	$1,164,438

	Diversified—0.4%
13,800	3M Co.	1,075,434

	Diversified Financial Services—0.9%
26,455	Citigroup, Inc.	1,473,543
4,600	Morgan Stanley Dean Witter & Co.	374,578
16,100	Principal Financial Group	945,070

		2,793,191

	Electronic Components—0.7%
12,200	Energizer Holdings, Inc.*	866,078
18,700	Raytheon Co.	987,360
7,200	Waters Corp.*	352,584

		2,206,022

	Energy—0.6%
33,300	TXU Corp.	1,805,193

	Energy Equipment & Services—0.3%
17,000	Holly Corp.	873,800

	Entertainment & Leisure—1.4%
47,434	Las Vegas Sands, Inc.*	4,244,394

	Environmental Services—0.4%
28,800	Republic Services, Inc.	1,171,296

	Financial-Bank & Trust—4.0%
117,500	China Merchants Bank Co. Ltd. (China)*	248,949
15,700	Hudson City Bancorp, Inc.	217,916
6,472,000	Industrial And Commercial Bank of China. (Hong Kong)*	4,018,842
75,383	UBS AG (Switzerland)	4,547,857
90,625	Wells Fargo & Co.	3,222,625

		12,256,189

	Financial Services—5.9%
39,000	AmeriCredit Corp.*	981,630
5,640	Ameriprise Financial, Inc.	307,380
41,490	Goldman Sachs Group, Inc.*	8,271,032
23,000	JPMorgan Chase & Co.	1,110,900
61,079	Lehman Brothers Holdings, Inc.	4,771,491
13,900	Merrill Lynch & Co., Inc.	1,294,090
8,800	SEI Investments Co.	524,128
13,500	T. Rowe Price Group, Inc.	590,895

		17,851,546

	Food Products—0.5%
20,200	Kraft Foods, Inc. (Class A Stock)	721,140
38,300	Kroger Co. (The)	883,581

		1,604,721

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	25

Large Capitalization Growth Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Healthcare Providers & Services—0.2%
4,400	Caremark Rx, Inc.	$251,284
4,600	Universal Health Services, Inc. (Class B Stock)	254,978

		506,262

	Healthcare Services—5.5%
17,700	Aetna, Inc.	764,286
32,600	AmerisourceBergen Corp.	1,465,696
3,400	Biogen Idec, Inc.*	167,246
25,900	Humana, Inc.*	1,432,529
7,400	Laboratory Corp. of America Holdings*	543,678
226,451	UnitedHealth Group, Inc.	12,167,212
2,400	Wellcare Group, Inc*	165,360

		16,706,007

	Hotels & Motels—3.9%
7,900	Choice Hotels International, Inc.	332,590
91,710	MGM Mirage	5,259,568
9,185	Station Casinos, Inc.(a)	750,139
8,400	Wyndham Worldwide Corp.*	268,968
56,540	Wynn Resorts Ltd.*	5,306,279

		11,917,544

	Hotels, Restaurants & Leisure—1.8%
24,900	Marriott International, Inc. (Class A Stock)	1,188,228
123,796	Starbucks Corp.*	4,384,854

		5,573,082

	Insurance—0.8%
5,800	AMBAC Financial Group, Inc.	516,606
9,700	Genworth Financial, Inc.	331,837
8,900	Loews Corp.	369,083
18,011	MBIA, Inc.	1,315,884

		2,533,410

	Internet Services—1.8%
7,550	Google, Inc. (Class A Stock)*	3,476,624
25,700	MPS Group, Inc.*	364,426
72,900	Symantec Corp.	1,519,965

		5,361,015

	Internet Software & Services—0.1%
14,400	Oracle Corp.*	246,816

	IT Services—0.4%
52,300	First Data Corp.	1,334,696

See Notes to Financial Statements

26	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Machinery—0.7%
9,700	AGCO Corp.*	$300,118
4,200	Crane Co.	153,888
27,000	Terex Corp.*	1,743,660

		2,197,666

	Manufacturing—1.0%
80,700	General Electric Co.	3,002,847

	Media—4.6%
48,350	CBS Corp. (Class B Stock)	1,507,553
156,684	Comcast Corp. (Class A Stock)	6,632,434
23,400	McGraw-Hill Cos., Inc.	1,591,668
76,500	Time Warner, Inc.	1,666,170
12,000	Univision Communications, Inc. (Class A Stock)*	425,040
60,200	Walt Disney Co. (The)	2,063,054

		13,885,919

	Medical Supplies & Equipment—2.4%
14,500	Becton Dickinson & Co.	1,017,175
2,200	Idexx Laboratories, Inc.*	174,460
60,200	Johnson & Johnson	3,974,404
40,500	Medtronic, Inc.	2,167,155

		7,333,194

	Metals & Mining—0.7%
5,200	Newmont Mining Corp.	234,780
9,400	Nucor Corp.	513,804
26,700	Southern Copper Corp.(a)	1,438,863

		2,187,447

	Miscellaneous Manufacturers—0.2%
8,300	SPX Corp.	507,628

	Oil, Gas & Consumable Fuels—2.8%
3,500	Baker Hughes, Inc.	261,310
21,200	Devon Energy Corp.	1,422,096
2,200	Diamond Offshore Drilling	175,868
26,800	Exxon Mobil Corp.*	2,053,684
6,700	Marathon Oil Corp.	619,750
8,800	Noble Corp. (Cayman Islands)	670,120
52,111	Schlumberger Ltd.	3,291,331

		8,494,159

	Pharmaceuticals—2.5%
51,256	Amylin Pharmaceuticals, Inc.*	1,848,804
19,200	Cardinal Health, Inc.	1,237,056
12,400	Forest Laboratories, Inc.*	627,440
48,400	Merck & Co., Inc.	2,110,240
56,400	Pfizer, Inc.	1,460,760
3,000	Wyeth	152,760

		7,437,060

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	27

Large Capitalization Growth Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Real Estate—0.8%
13,532	CB Richard Ellis Group, Inc.*	$449,263
18,500	New Century Financial Corp.	584,415
28,423	St. Joe Co. (The)(a)	1,522,620

		2,556,298

	Real Estate Investment Trusts—0.5%
12,800	Jones Lang Lasal, Inc.	1,179,776
2,400	Public Storage, Inc.	234,000
1,600	Sl Green Realty Corp.	212,448

		1,626,224

	Restaurants—1.3%
68,582	Yum! Brands, Inc.	4,032,622

	Retail & Merchandising—6.6%
32,400	American Eagle Outfitters, Inc.	1,011,204
46,000	Autonation, Inc.*	980,720
57,900	Circuit City Stores, Inc.	1,098,942
12,400	Colgate-Palmolive Co.	808,976
22,500	Costco Wholesale Corp.	1,189,575
19,600	CVS Corp.	605,836
37,300	Darden Restaurants, Inc.	1,498,341
30,700	Dillard’s, Inc. (Class A Stock)	1,073,579
26,590	Federated Department Stores	1,013,877
3,800	Home Depot, Inc.	152,608
127,866	Lowe’s Cos., Inc.	3,983,026
6,942	Nordstrom, Inc.	342,518
37,600	Office Depot, Inc.*	1,435,192
7,200	Safeway, Inc.	248,832
49,962	Target Corp.	2,850,332
24,600	TJX Cos., Inc.	700,608
23,500	Wal-Mart Stores, Inc.	1,085,230

		20,079,396

	Semiconductors—3.0%
31,400	Atmel Corp.*	189,970
89,657	Intel Corp.	1,815,554
61,300	Intersil Holding Corp.	1,466,296
2,700	Lam Research Corp.	136,674
112,400	Micron Technology, Inc.*(a)	1,569,104
46,900	Novellus Systems, Inc.*	1,614,298
81,400	Texas Instruments, Inc.	2,344,320
2,852	Verigy Ltd.*	50,623

		9,186,839

See Notes to Financial Statements

28	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Software—0.1%
7,500	Intuit, Inc.*	$228,825

	Telecommunications—4.9%
4,400	Abbott Laboratories	214,324
61,610	America Movil SA de CV, ADR (Mexico)	2,786,004
132,000	China Mobile Ltd. (Hong Kong)	1,137,834
319,410	Cisco Systems, Inc.*	8,729,475
51,400	Motorola, Inc.	1,056,784
9,200	Polycom, Inc.*	284,372
14,607	Sprint Nextel Corp.	275,926
4,400	United States Cellular Corp.*	306,196

		14,790,915

	Tobacco—0.4%
19,800	Reynolds America, Inc.	1,296,306

	Transportation—5.6%
73,350	Burlington Northern Santa Fe Corp.	5,413,963
46,500	CSX Corp.	1,600,995
53,759	FedEx Corp.	5,839,303
10,900	Norfolk Southern Corp.	548,161
39,456	Union Pacific Corp.	3,630,741

		17,033,163

	Utilities—0.6%
13,278	NRG Energy, Inc*	743,701
20,000	PG&E Corp.	946,600

		1,690,301

	Total long-term investments (cost $255,847,927)	302,526,992

	SHORT-TERM INVESTMENT—1.8%

	Affiliated Money Market Mutual Fund
	Dryden Core Investment Fund—Taxable Money Market Series (cost $5,658,842; includes $5,507,790 of cash collateral for securities on loan) (note 3)(b)(w)	5,658,842

	Total Investments(o)—101.4% (cost $261,506,769; Note 5)	308,185,834
	Liabilities in excess of other assets—(1.4%)	(4,403,734)

	Net Assets—100%	$303,782,100

The following abbreviations are used in portfolio descriptions:

*	Non-income producing security.

ADR—American Depositary Receipt

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $5,204,156; cash collateral of $5,507,790 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(o)	As of December 31, 2006, 1 Security representing $1,137,834 and 0.4% of the total market value was fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	29

Large Capitalization Growth Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 was as follows:

Industry
Retail & Merchandising	6.6%
Aerospace & Defense	6.1
Financial Services	5.9
Transportation	5.6
Healthcare Services	5.5
Telecommunications	4.9
Media	4.6
Biotechnology	4.4
Financial—Bank & Trust	4.0
Hotels & Motels	3.9
Computer Hardware	3.3
Semiconductors	3.0
Oil, Gas & Consumable Fuels	2.8
Consumer Products & Services	2.6
Agriculture/Heavy Equipment	2.6
Pharmaceuticals	2.5
Medical Supplies & Equipment	2.4
Computer Services & Software	1.9
Affiliated Money Market Mutual Fund (including 1.8% of collateral received for securities on loan)	1.8
Hotels, Restaurants & Leisure	1.8
Internet Services	1.8
Automobile Manufacturers	1.7
Construction	1.5
Entertainment & Leisure	1.4
Beverages	1.4
Commercial Services	1.4
Restaurants	1.3
Manufacturing	1.0
Diversified Financial Services	0.9
Real Estate	0.8
Insurance	0.8
Electronic Components	0.7
Machinery	0.7
Metals & Mining	0.7
Chemicals	0.7
Biotechnology Healthcare	0.7
Energy	0.6
Utilities	0.6
Computers	0.5
Real Estate Investment Trusts	0.5
Food Products	0.5
Computers & Peripherals	0.5
Automotive Parts	0.5
Cable Television	0.5

See Notes to Financial Statements

30	THE TARGET PORTFOLIO TRUST

Industry
IT Services	0.4%
Tobacco	0.4
Environmental Services	0.4
Distribution/Wholesale	0.4
Diversified	0.4
Business Services	0.3
Energy Equipment & Services	0.3
Miscellaneous Manufacturers	0.2
Healthcare Providers & Services	0.2
Computer Networking	0.2
Broadcasting	0.1
Internet Software & Services	0.1
Software	0.1

101.4
Liabilities in excess of other assets	(1.4)

100.0%

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	31

Large Capitalization Value Portfolio	Portfolio of Investments As of December 31, 2006

SHARES	DESCRIPTION	VALUE (NOTE 1)

	LONG-TERM INVESTMENTS—99.4%

	Common Stocks

	Aerospace & Defense—2.0%
9,500	Goodrich Corp.	$432,725
12,600	Lockheed Martin Corp.	1,160,082
91,700	Northrop Grumman Corp.	6,208,090

		7,800,897

	Agriculture—0.3%
40,000	Archer Daniels Midland Co.	1,278,400

	Auto Components—1.3%
36,200	Johnson Controls, Inc.	3,110,304
10,100	Magna International, Inc. (Class A Stock)	813,555
17,400	Paccar, Inc.	1,129,260

		5,053,119

	Automobile—0.6%
71,300	General Motors Corp.(a)	2,190,336

	Automotive Parts—0.1%
5,900	Advance Auto Parts, Inc.*	209,804

	Banks—0.4%
10,700	Colonial BancGroup, Inc. (The)	275,418
13,100	SunTrust Banks, Inc.	1,106,295

		1,381,713

	Beverages—0.7%
23,900	Anheuser-Busch Cos., Inc.	1,175,880
86,000	Coca-Cola Enterprises, Inc.	1,756,120

		2,932,000

	Biotechnology—0.2%
12,300	Amgen, Inc.*	840,213

	Building Materials—0.8%
104,000	Masco Corp.	3,106,480

	Chemicals—2.8%
129,400	Dow Chemical Co.	5,168,236
41,500	Eastman Chemical Co.	2,461,365
17,100	PPG Industries, Inc.	1,097,991
7,300	Praxair, Inc.	433,109
34,600	Rohm & Haas Co.	1,768,752

		10,929,453

See Notes to Financial Statements

32	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Commercial Banks—7.9%
255,986	Bank of America Corp.	$13,667,092
62,900	KeyCorp	2,392,087
30,900	Marshall & Ilsley Corp.	1,486,599
29,900	State Street Corp.	2,016,456
105,500	U.S. Bancorp	3,818,045
13,000	UnionBanCal Corp.	796,250
34,500	Wachovia Corp.	1,964,775
133,200	Wells Fargo & Co.	4,736,592
3,400	Zions Bancorp	280,296

		31,158,192

	Commercial Services & Supplies—0.4%
10,740	Avis Budget Group	232,951
100	McKesson Corp.	5,070
32,000	Waste Management, Inc.	1,176,640

		1,414,661

	Computer Networking
100	Network Appliance, Inc.*	3,928

	Computers & Peripherals—0.8%
48,400	Hewlett-Packard Co.	1,993,596
7,700	International Business Machines Corp.	748,055
99,600	Sun Microsystems, Inc.*	539,832

		3,281,483

	Conglomerates—0.1%
3,300	Textron, Inc.	309,441

	Construction—0.2%
9,200	D.R. Horton, Inc.(a)	243,708
17,200	Toll Brothers, Inc.*	554,356

		798,064

	Consumer Products—1.7%
7,200	Avon Products, Inc.	237,888
102,900	Procter & Gamble Co.	6,613,383

		6,851,271

	Diversified Financial Services—8.7%
9,200	Bank of New York Co., Inc. (The)	362,204
4,969	Capital One Financial Corp.	381,718
34,400	CIT Group, Inc.	1,918,488
233,900	Citigroup, Inc.	13,028,230
118,800	Countrywide Credit Industries, Inc.	5,043,060
9,000	E*Trade Financial Corp.	201,780
900	Goldman Sachs Group, Inc.	179,415
56,400	JPMorgan Chase & Co.	2,724,120
38,000	Lehman Brothers Holdings, Inc.	2,968,560
30,900	MBIA, Inc.	2,257,554

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	33

Large Capitalization Value Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Diversified Financial Services (cont’d.)
13,000	Merrill Lynch & Co., Inc.	$1,210,300
51,400	Morgan Stanley Dean Witter & Co.	4,185,502

		34,460,931

	Diversified Machinery—0.1%
14,500	Ingersoll-Rand Co. Ltd. (Class A Stock)	567,385

	Diversified Manufacturing—0.1%
4,800	Honeywell International, Inc.	217,152

	Diversified Telecommunication Services—0.4%
81,700	Sprint Nextel Corp.	1,543,313

	Electric—0.2%
5,500	Dominion Resources, Inc.	461,120
9,200	DTE Energy Co.	445,372

		906,492

	Electric-Integrated—0.2%
54,200	Sierra Pacific Resources*	912,186

	Electric Utilities—3.4%
56,300	American Electric Power Co., Inc.	2,397,254
66,800	CMS Energy Corp.*(a)	1,115,560
52,000	Edison International	2,364,960
53,700	Exelon Corp.	3,323,493
42,800	FPL Group, Inc.	2,329,176
15,100	Pinnacle West Capital Corp.	765,419
7,200	Wisconsin Energy Corp.	341,712
39,300	Xcel Energy, Inc.	906,258

		13,543,832

	Energy Equipment & Services—0.7%
49,000	GlobalSantaFe Corp.	2,880,220

	Entertainment & Leisure
6,000	Sabre Group Holdings, Inc. (Class A Stock)	191,340

	Exchange Traded Fund—0.2%
7,450	iShares Russell 1000 Value Index Fund	615,146

	Financial-Bank & Trust—0.8%
44,400	Comerica, Inc.	2,605,392
22,800	TCF Financial Corp.	625,176

		3,230,568

	Financial-Brokerage—0.2%
12,000	MGIC Investment Corp.(a)	750,480

See Notes to Financial Statements

34	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Financial Services—0.3%
2,800	Associated Banc-Corp	$97,664
7,600	Franklin Resources, Inc.	837,292
10,300	TD Ameritrade Holding Corp.	166,654

		1,101,610

	Food
5,200	SUPERVALU, Inc.	185,900

	Food & Staples Retailing—0.5%
21,500	Safeway, Inc.	743,040
24,600	Wal-Mart Stores, Inc.	1,136,028

		1,879,068

	Food Products—0.7%
100	H.J. Heinz Co.	4,501
400	Kellogg Co.	20,024
19,500	Kraft Foods, Inc. (Class A Stock)	696,150
5,000	Sysco Corp.	183,800
60,400	Unilever PLC, ADR (United Kingdom)	1,680,328

		2,584,803

	Gas & Pipeline Utilities—0.2%
31,100	Northeast Utilities	875,776

	Healthcare Equipment & Supplies—0.6%
8,800	Sepracor, Inc.*(a)	541,904
33,900	Wyeth	1,726,188

		2,268,092

	Healthcare Providers & Services—1.4%
800	Aetna, Inc.	34,544
15,300	CIGNA Corp.	2,013,021
184,800	Tenet Healthcare Corp.*	1,288,056
26,800	WellPoint, Inc.*	2,108,892

		5,444,513

	Hotels, Restaurants & Leisure—1.7%
28,100	Carnival Corp.	1,378,305
14,996	Harrah’s Entertainment, Inc.	1,240,469
53,300	McDonald’s Corp.	2,362,789
21,480	Wyndham Worldwide Corp.*	687,790
15,400	Yum! Brands, Inc.	905,520

		6,574,873

	Household Durables—1.7%
19,100	Centex Corp.	1,074,757
13,600	Fortune Brands, Inc.	1,161,304
75,300	Lennar Corp. (Class A Stock)	3,950,238
7,080	Lennar Corp. (Class B Stock)	347,770

		6,534,069

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	35

Large Capitalization Value Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Household Products—0.6%
35,900	Kimberly-Clark Corp.	$2,439,405

	Independent Power Producers & Energy Traders—0.8%
59,400	TXU Corp.	3,220,074

	Industrial Conglomerates—3.0%
13,700	3M Co.	1,067,641
197,300	General Electric Co.	7,341,533
111,700	Tyco International Ltd. (Bermuda)	3,395,680

		11,804,854

	Industrial Machinery—0.3%
16,200	Eaton Corp.	1,217,268

	Insurance—9.3%
91,200	Allstate Corp. (The)	5,938,032
21,800	Ambac Financial Group, Inc.	1,941,726
24,800	American International Group, Inc.	1,777,168
22,200	Assurant, Inc.	1,226,550
2,000	Chubb Corp.*	105,820
128,000	Genworth Financial, Inc.	4,378,880
21,500	Hanover Insurance Group, Inc. (The)	1,049,200
23,900	Hartford Financial Services Group, Inc. (The)	2,230,109
9,500	Lincoln National Corp.	630,800
110,070	MetLife, Inc.	6,495,231
11,300	Protective Life Corp.	536,750
133,700	St. Paul Travelers Cos., Inc. (The)	7,178,353
109,800	UnumProvident Corp.(a)	2,281,644
13,700	XL Capital Ltd.	986,674

		36,756,937

	Internet & Catalog Retail
200	eBay, Inc.*	6,014

	IT Services—1.0%
147,900	Electronic Data System Corp.	4,074,645

	Leisure Equipment & Products
2,300	Mattel, Inc.	52,118

	Machinery—1.2%
35,200	Deere & Co.	3,346,464
23,100	SPX Corp.	1,412,796

		4,759,260

	Machinery & Equipment—0.1%
6,500	Rockwell Automation, Inc.	397,020

See Notes to Financial Statements

36	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Media—3.5%
144,100	CBS Corp. (Class B Stock)	$4,493,038
2,300	Clear Channel Communications, Inc.	81,742
20,300	Comcast Corp. (Class A Stock)*	859,299
3,400	E.W. Scripps Co. ( Class A Stock)	169,796
1,500	EchoStar Communications Corp. (Class A Stock)*	57,045
61,500	Gannett Co., Inc.	3,718,290
40,100	Idearc, Inc.,*	1,148,865
71,000	News Corp. (Class A Stock)	1,525,080
50,700	Time Warner, Inc.	1,104,246
7,300	Viacom, Inc. (Class B Stock)*	299,519
14,100	Walt Disney Co.	483,207

		13,940,127

	Metals & Mining—2.4%
191,576	Alcoa, Inc.	5,749,196
23,500	Phelps Dodge Corp.	2,813,420
14,900	United States Steel Corp.	1,089,786

		9,652,402

	Miscellaneous Manufacturers—0.1%
8,500	Illinois Tool Works, Inc.	392,615

	Multi-Line Retail—0.5%
6,100	Abercrombie & Fitch Co., (Class A Stock)	424,743
10,200	J.C. Penney Co., Inc.	789,072
9,300	Kohl’s Corp.*	636,399

		1,850,214

	Multi-Utilities & Unregulated Power—0.2%
14,600	SCANA Corp.	593,052

	Networking Equipment—0.1%
11,900	Juniper Networks, Inc.*	225,386

	Oil Field/Equipment Services—0.6%
21,200	Devon Energy Corp.	1,422,096
8,200	Dynegy, Inc. (Class A Stock)*	59,368
34,200	Halliburton Co.	1,061,910

		2,543,374

	Oil, Gas & Consumable Fuels—10.7%
28,400	Anadarko Petroleum Corp.	1,235,968
45,800	Apache Corp.	3,046,158
200	Baker Hughes, Inc.	14,932
34,000	ChevronTexaco Corp.	2,500,020
146,900	ConocoPhillips	10,569,455
148,200	Exxon Mobil Corp.	11,356,566
20,300	Marathon Oil Corp.	1,877,750
97,400	Occidental Petroleum Corp.	4,756,042
6,000	Sunoco, Inc.	374,160

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	37

Large Capitalization Value Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Oil, Gas & Consumable Fuels (cont’d.)
11,700	Tesoro Corp.	$769,509
88,900	Valero Energy Corp.	4,548,124
11,900	Weatherford International Ltd.*	497,301
14,000	XTO Energy, Inc.	658,700

		42,204,685

	Paper & Forest Products—0.6%
33,320	Weyerhauser Co.	2,354,058

	Pharmaceuticals—3.7%
30,600	Abbott Laboratories	1,490,526
17,800	Johnson & Johnson	1,175,156
102,800	Merck & Co., Inc.	4,482,080
241,600	Pfizer, Inc.	6,257,440
46,000	Schering-Plough Corp.	1,087,440

		14,492,642

	Railroads & Equipment—0.8%
32,000	CSX Corp.	1,101,760
43,600	Norfolk Southern Corp.	2,192,644

		3,294,404

	Real Estate—0.6%
25,000	Simon Property Group, Inc.(a)	2,532,250

	Real Estate Investment Trusts—1.7%
19,900	Apartment Investment & Management Co. (Class A Stock)	1,114,798
12,100	Cresent Real Estate Equities Co.	238,975
900	Global Signal, Inc.	47,403
5,400	Health Care Property Investors, Inc.	198,828
12,200	Hospitality Properties Trust	579,866
58,800	Host Marriott Corp.	1,443,540
4,600	Mack-Cali Realty Corp.	234,600
20,000	New Century Financial Corp.	631,800
24,600	ProLogis	1,494,942
10,700	Realty Income Corp.	296,390
6,300	Ventas, Inc.	266,616

		6,547,758

	Real Estate Management & Development—0.5%
63,050	Realogy Corp.	1,911,676

	Retail & Merchandising—0.3%
35,600	Federated Department Stores, Inc.	1,357,428

	Road & Rail—0.3%
15,800	Burlington North Santa Fe Corp.	1,166,198

See Notes to Financial Statements

38	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Semiconductors & Semiconductor Equipment—0.1%
6,200	Linear Technology Corp.	$187,984
11,500	Xilinx, Inc.	273,815

		461,799

	Software—2.5%
46,600	BMC Software, Inc.*	1,500,520
166,458	CA, Inc.	3,770,274
12,000	First Data Corp.	306,240
138,200	Microsoft Corp.	4,126,652
16,600	Oracle Corp.*	284,524

		9,988,210

	Specialty Retail—1.0%
61,500	Home Depot, Inc.	2,469,840
41,900	Limited Brands, Inc.	1,212,586
15,800	Staples, Inc.	421,860

		4,104,286

	Telecommunication Services—4.8%
242,900	AT&T, Inc.(a)	8,683,675
8,800	BellSouth Corp.	414,568
32,300	Corning, Inc.*	604,333
23,300	Motorola, Inc.	479,048
13,000	QUALCOMM, Inc.	491,270
226,500	Verizon Communications, Inc.	8,434,860

		19,107,754

	Telecommunications—0.3%
27,200	Cisco Systems, Inc.*	743,376
15,500	Crown Castle International Corp.*(a)	500,650

		1,244,026

	Textiles, Apparel & Luxury Goods—0.4%
13,400	Coach, Inc.*	575,664
33,900	Jones Apparel Group, Inc.	1,133,277

		1,708,941

	Thrifts & Mortgage Finance—2.6%
93,700	Freddie Mac	6,362,230
84,000	Washington Mutual, Inc.	3,821,160

		10,183,390

	Tobacco—2.0%
94,000	Altria Group, Inc.	8,067,080

	Utilities—0.4%
49,900	Duke Energy Corp.	1,657,179

	Total long-term investments (cost $311,110,220)	393,115,733

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	39

Large Capitalization Value Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

SHARES	DESCRIPTION	VALUE (NOTE 1)
	SHORT-TERM INVESTMENT—3.0%

	Affiliated Money Market Mutual Fund
11,720,989	Dryden Core Investment Fund—Taxable Money Market Series (cost $11,720,989; includes $9,608,073 of cash collateral for securities on loan) (Note 3)(b)(w)	$11,720,989

	Total Investments—102.4% (cost $322,831,209; Note 5)	404,836,722
	Liabilities in excess of other assets—(2.4%)	(9,531,748)

	Net Assets—100%	$395,304,974

The following abbreviations are used in portfolio descriptions:

*	Non-income producing security.

ADR—American Depositary Receipt

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $9,176,651; cash collateral of $9,608,073 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 was as follows:

Industry
Oil, Gas & Consumable Fuels	10.7%
Insurance	9.3
Diversified Financial Services	8.7
Commercial Banks	7.9
Telecommunication Services	4.8
Pharmaceuticals	3.7
Media	3.5
Electric Utilities	3.4
Affiliated Money Market Mutual Fund (including 2.4% of collateral received for securities on loan)	3.0
Industrial Conglomerates	3.0
Chemicals	2.8
Thrifts & Mortgage Finance	2.6
Software	2.5
Metals & Mining	2.4
Aerospace & Defense	2.0
Tobacco	2.0
Consumer Products	1.7
Hotels, Restaurants & Leisure	1.7
Household Durables	1.7
Real Estate Investment Trusts	1.7
Healthcare Providers & Services	1.4
Auto Components	1.3
Machinery	1.2

See Notes to Financial Statements

40	THE TARGET PORTFOLIO TRUST

Industry
IT Services	1.0%
Specialty Retail	1.0
Building Materials	0.8
Computers & Peripherals	0.8
Financial—Bank & Trust	0.8
Independent Power Producers & Energy Traders	0.8
Railroads & Equipment	0.8
Beverages	0.7
Energy Equipment & Services	0.7
Food Products	0.7
Automobile	0.6
Healthcare Equipment & Supplies	0.6
Household Products	0.6
Oil Field/Equipment Services	0.6
Paper & Forest Products	0.6
Real Estate	0.6
Food & Staples Retailing	0.5
Multi-Line Retail	0.5
Real Estate Management & Development	0.5
Banks	0.4
Commercial Services & Supplies	0.4
Diversified Telecommunication Services	0.4
Textiles, Apparel & Luxury Goods	0.4
Utilities	0.4
Agriculture	0.3
Financial Services	0.3
Industrial Machinery	0.3
Retail & Merchandising	0.3
Road & Rail	0.3
Telecommunications	0.3
Biotechnology	0.2
Construction	0.2
Electric	0.2
Electric—Integrated	0.2
Exchange Traded Fund	0.2
Financial—Brokerage	0.2
Gas & Pipeline Utilities	0.2
Multi-Utilities & Unregulated Power	0.2
Automotive Parts	0.1
Conglomerates	0.1
Diversified Machinery	0.1
Diversified Manufacturing	0.1
Machinery & Equipment	0.1
Miscellaneous Manufacturers	0.1
Networking Equipment	0.1
Semiconductors & Semiconductor Equipment	0.1

102.4
Liabilities in excess of other assets	(2.4)

100.0%

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	41

Small Capitalization Growth Portfolio	Portfolio of Investments As of December 31, 2006

SHARES	DESCRIPTION	VALUE (NOTE 1)

	LONG-TERM INVESTMENTS—96.5%

	Common Stocks

	Advertising—0.6%
56,450	Marchex, Inc. (Class B Stock)(a)	$755,301

	Aerospace—2.5%
62,245	AAR Corp.(a)	1,816,931
36,840	Aegean Marine Petroleum Network, Inc. (Marshall Islands)*	604,176
41,220	BE Aerospace, Inc.	1,058,530

		3,479,637

	Aerospace & Defense—0.3%
11,380	HEICO Corp.	441,885

	Apparel Manufacturers—0.4%
23,950	Carter’s, Inc.	610,725

	Automotive Parts—0.7%
40,370	Midas, Inc.*	928,510

	Banks—0.7%
30,890	Signature Bank*	956,972

	Beverages—0.4%
20,340	Central European Distribution Corp.*(a)	604,098

	Biotechnology—1.9%
67,223	Cambrex Corp.	1,527,306
26,177	Illumina, Inc.(a)	1,029,018

		2,556,324

	Business Services—0.3%
5,620	Ctrip.com International Ltd., ADR (China)*(a)	351,138

	Clothing & Apparel—0.6%
45,430	Iconix Brand Group, Inc.*	880,888

	Commercial Banks—0.9%
26,458	Wintrust Financial Corp.	1,270,513

	Commercial Services—6.9%
25,740	AMN Healthcare Services, Inc.	708,880
38,540	Barrett Business Services, Inc.	902,607
20,070	CoStar Group, Inc.*	1,074,949
35,463	CRA International, Inc.	1,858,261
52,190	FirstService Corp. (Canada)	1,205,589
31,310	NewStar Financial, Inc.*	577,670
48,030	Rollins, Inc.	1,061,943

See Notes to Financial Statements

42	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Commercial Services (cont’d.)
21,160	Steiner Leisure Ltd.	$962,780
33,070	Team, Inc.	1,151,828

		9,504,507

	Communication Equipment—0.5%
30,800	Oplink Communications, Inc.*	633,248

	Computer Hardware—0.5%
52,480	Cray, Inc.*	623,462

	Computer Networking—0.5%
31,690	Atheros Communications*(a)	675,631

	Computer Services & Software—4.5%
28,090	Advent Software, Inc.	991,296
21,530	American Reprographics Co.*	717,164
55,280	Concur Technologies, Inc.(a)	886,691
34,553	Hyperion Solutions Corp.(a)	1,241,835
104,196	Informatica Corp.	1,272,233
34,090	The9 Ltd., ADR (Cayman Islands)*(a)	1,098,380

		6,207,599

	Computers—0.2%
30,637	Par Technology Corp.*	276,346

	Construction—2.1%
78,437	A.S.V., Inc.*(a)	1,276,170
49,583	Shaw Group, Inc.(a)	1,661,030

		2,937,200

	Consumer Products & Services—0.7%
19,320	Central Garden & Pet Co.(a)	935,474

	Electronic Components—4.1%
58,418	Coherent, Inc.(a)	1,844,256
17,962	ICT Group, Inc.*	567,420
19,661	Rogers Corp.	1,162,948
39,530	SRS Labs, Inc.	427,715
31,203	Trimble Navigation Ltd.*(a)	1,582,928

		5,585,267

	Entertainment & Leisure—4.7%
100,220	Century Casinos, Inc.	1,118,455
18,090	Life Time Fitness, Inc.*	877,546
14,830	Pinnacle Entertainment, Inc.*	491,466
44,630	Scientific Games Corp. (Class A Stock)	1,349,165
98,447	Shuffle Master, Inc.*(a)	2,579,312

		6,415,944

	Financial-Bank & Trust—0.3%
10,970	PrivateBancorp, Inc.	456,681

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	43

Small Capitalization Growth Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Financial-Brokerage—0.4%
42,430	TradeStation Group, Inc.	$583,413

	Financial Services—6.0%
47,267	Cohen & Steers, Inc.	1,898,715
27,681	Financial Federal Corp.(a)	814,098
10,110	Greenhill & Co., Inc.(a)	746,118
7,420	International Securities Exchange, Inc.	347,182
30,790	Investment Technology Group, Inc.*	1,320,275
17,830	optionsXpress Holdings, Inc.	404,563
22,050	Portfolio Recovery Associates, Inc.(a)	1,029,515
82,282	Texas Capital Banshares, Inc.*	1,635,766

		8,196,232

	Food & Staples Retailing—0.5%
79,420	SunOpta, Inc.	698,896

	Hand/Machine Tools—0.4%
9,860	Regal-Beloit Corp.	517,749

	Healthcare Equipment & Supplies—0.8%
14,550	ArthroCare Corp.*	580,836
12,490	Kyphon, Inc.*	504,596

		1,085,432

	Healthcare Services—2.4%
120,690	Five Star Quality Care, Inc.(a)	1,345,693
43,370	HMS Holdings Corp.*	657,056
61,250	Solexa, Inc.*	805,438
16,400	Systems Xcellence, Inc. (Canada)*	330,788
2,550	Vital Signs, Inc.	127,296

		3,266,271

	Insurance—2.6%
72,790	Amerisafe, Inc.*	1,125,334
72,980	Amtrust Financial Services, Inc.	623,979
33,860	First Mercury Financial Corp.*	796,387
37,100	Security Capital Assurance Ltd. (Bermuda)	1,032,493

		3,578,193

	Internet Services—7.4%
41,318	Avocent Corp.	1,398,614
22,490	DealerTrack Holdings, Inc.*	661,656
7,240	Equinix, Inc.	547,489
39,200	J2 Global Communications, Inc.	1,068,200
16,770	Nutri/System, Inc.*(a)	1,063,050
88,460	Online Resources Corp.	903,177

See Notes to Financial Statements

44	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Internet Services (cont’d.)
36,650	Perficient, Inc.*	$601,426
31,830	RADVision Ltd. (Israel)	639,146
107,420	Valueclick, Inc.	2,538,335
21,730	WebEx Communications, Inc.*	758,160

		10,179,253

	Machinery—5.2%
78,500	Flow International Corp.*	865,070
59,248	Gardner Denver, Inc.	2,210,543
20,803	IDEX Corp.	986,270
70,746	Intermec, Inc.*	1,717,005
23,176	Kennametal, Inc.	1,363,908

		7,142,796

	Manufacturing—1.4%
29,120	American Railcar Industries, Inc.	991,245
16,850	Ceradyne, Inc.*(a)	952,025

		1,943,270

	Medical Supplies & Equipment—15.6%
192,568	American Medical Systems Holdings, Inc.(a)	3,566,359
51,150	AngioDynamics, Inc.*(a)	1,099,213
28,100	Cutera, Inc.*	758,700
43,361	Integra LifeSciences Holdings Corp.*	1,846,745
59,265	Inverness Medical Innovations, Inc.*(a)	2,293,555
14,510	K-V Pharmaceutical Co. (Class A Stock)*(a)	345,048
21,221	Kensey Nash Corp.	674,828
96,490	LeMaitre Vascular, Inc.*	578,940
47,586	Mentor Corp.	2,325,528
44,840	Micrus Endovascular Corp.*	855,547
79,400	NovaMed, Inc.	601,058
54,815	NuVasive, Inc.*(a)	1,266,226
157,780	Orthovita, Inc.	572,741
27,894	PolyMedica Corp.(a)	1,127,197
48,435	PSS World Medical, Inc.(a)	945,936
16,480	ResMed, Inc.*(a)	811,146
94,640	Spectranetics Corp. (The)*	1,068,486
17,550	Vital Images, Inc*	610,740

		21,347,993

	Metals & Mining—0.5%
19,670	Ladish Co., Inc.*	729,364

	Office Equipment—1.3%
12,670	Cymer, Inc.*	556,847
56,174	Global Imaging Systems, Inc.	1,233,019

		1,789,866

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	45

Small Capitalization Growth Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

SHARES	DESCRIPTION	VALUE (NOTE 1)
	Oil, Gas & Consumable Fuels—7.2%
3,980	Core Laboratories N.V.*	$322,380
81,449	Dril-Quip, Inc.*(a)	3,189,543
22,778	Hydril Co.	1,712,678
62,155	Oil States International, Inc.	2,003,255
83,204	Superior Energy Services, Inc.	2,719,107

		9,946,963

	Pharmaceuticals—0.5%
30,964	HealthExtras, Inc.	746,232

	Real Estate—0.8%
39,790	KKR Financial Corp.	1,065,974

	Real Estate Investment Trusts—1.0%
96,478	Highland Hospitality Corp.	1,374,812

	Retail & Merchandising—2.9%
41,140	Cache, Inc.*(a)	1,038,373
29,036	Jos. A. Bank Clothiers, Inc.(a)	852,207
47,424	Tractor Supply Co.(a)	2,120,327

		4,010,907

	Semiconductors—2.3%
151,693	Aeroflex, Inc.*	1,777,842
52,610	Silicon Image, Inc.*	669,199
46,540	Silicon Motion Technology Corp., ADR (Cayman Islands)	738,590

		3,185,631

	Telecommunications—2.2%
51,009	NeuStar, Inc. (Class A Stock)*	1,654,732
32,360	Occam Networks, Inc.*	533,940
38,850	Time Warner Telecom, Inc. (Class A Stock)*(a)	774,280

		2,962,952

	Transportation—0.8%
38,652	Forward Air Corp.	1,118,202

	Total long-term investments (cost $110,751,412)	132,557,751

See Notes to Financial Statements

46	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	SHORT-TERM INVESTMENT—28.7%

	Affiliated Money Market Mutual Fund
39,317,465	Dryden Core Investment Fund—Taxable Money Market Series (cost $39,317,465; includes $33,913,062 of cash collateral for securities on loan) (Note 3)(b)(w)	$39,317,465

	Total Investments—125.2% (cost $150,068,877)	171,875,216
	Liabilities in excess of other assets—(25.2%)	(34,555,013)

	Net Assets—100%	$137,320,203

The following abbreviations are used in portfolio descriptions:

*	Non-income producing security.
ADR—American	Depositary Receipt
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $31,953,034; cash collateral of $33,913,062 (included with liabilities) was received with which the portfolio purchased highly liquid short- term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

The industry classification of the portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 was as follows:

Industry
Affiliated Money Market Mutual Fund (including 24.7% of collateral received for securities on loan)	28.7%
Medical Supplies & Equipment	15.6
Internet Services	7.4
Oil, Gas & Consumable Fuels	7.2
Commercial Services	6.9
Financial Services	6.0
Machinery	5.2
Entertainment & Leisure	4.7
Computer Services & Software	4.5
Electronic Components	4.1
Retail & Merchandising	2.9
Insurance	2.6
Aerospace	2.5
Healthcare Services	2.4
Semiconductors	2.3
Telecommunications	2.2
Construction	2.1
Biotechnology	1.9
Manufacturing	1.4
Office Equipment	1.3
Real Estate Investment Trusts	1.0
Commercial Banks	0.9
Transportation	0.8
Healthcare Equipment & Supplies	0.8
Real Estate	0.8

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	47

Small Capitalization Growth Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

Industry
Banks	0.7%
Consumer Products & Services	0.7
Automotive Parts	0.7
Clothing & Apparel	0.6
Advertising	0.6
Pharmaceuticals	0.5
Metals & Mining	0.5
Food & Staples Retailing	0.5
Computer Networking	0.5
Communication Equipment	0.5
Computer Hardware	0.5
Apparel Manufacturers	0.4
Beverages	0.4
Financial—Brokerage	0.4
Hand/Machine Tools	0.4
Financial—Bank & Trust	0.3
Aerospace & Defense	0.3
Business Services	0.3
Computers	0.2

125.2
Liabilities in excess of other assets	(25.2)

100.0%

See Notes to Financial Statements

48	THE TARGET PORTFOLIO TRUST

Portfolio of Investments As of December 31, 2006	Small Capitalization Value Portfolio

SHARES	DESCRIPTION	VALUE (NOTE 1)

	LONG-TERM INVESTMENTS—95.2%

	Common Stocks

	Aerospace—0.1%
1,875	Alliant Techsystems, Inc.*	$146,606

	Aerospace/Defense—1.7%
800	AAR Corp.	23,352
22,186	BE Aerospace, Inc.*	569,736
32,800	Curtiss-Wright Corp.	1,216,224
19,925	DRS Technologies, Inc.*	1,049,649
1,500	Esterline Technologies Corp.	60,345
200	Heico Corp.	7,766
2,900	Kaman Corp. (Class A Stock)	64,931
43,150	Moog, Inc. (Class A Stock)	1,647,899
1,900	Orbital Sciences Corp.	35,036
16,797	Teledyne Technologies, Inc.*	674,064
800	Triumph Group, Inc.(a)	41,944

		5,390,946

	Agriculture/Heavy Equipment
900	Delta & Pine Land Co.	36,405

	Airlines—0.8%
2,000	Alaska Air Group, Inc.	79,000
2,100	Continental Airlines, Inc. (Class B Stock)	86,625
6,100	ExpressJet Holdings, Inc.	49,410
2,000	Mesa Air Group, Inc.*	17,140
2,700	Republic Airways Holdings, Inc.*	45,306
89,900	SkyWest, Inc.	2,293,349

		2,570,830

	Apparel
3,000	Maidenform Brands, Inc.*	54,360

	Asset Management & Custody Banks
7,300	W.P. Stewart & Co. Ltd. (Bermuda)(a)	115,632

	Auto Related—1.4%
63,163	Aftermarket Technology Corp.	1,344,109
23,900	American Axle & Manufacturing Holdings, Inc.	453,861
118,700	ArvinMeritor, Inc.(a)	2,163,901
32,528	Cooper Tire & Rubber Co.(a)	465,150
600	Keystone Automotive Industries, Inc.	20,394
2,100	Modine Manufacturing Co.	52,563
4,200	Tenneco, Inc.	103,824
3,100	Visteon Corp.	26,288

		4,630,090

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	49

Small Capitalization Value Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Automobile Manufacturers—0.3%
19,400	Thor Industries, Inc.(a)	$853,406

	Automotive Components
700	Lear Corp.	20,671

	Banks—5.6%
23,210	Amcore Financial, Inc.	758,271
700	AmericanWest Bancorp	16,954
1,200	Ameris Bancorp	33,816
600	BancFirst Corp.	32,400
71,620	BancorpSouth, Inc.	1,920,848
84,185	Bank Mutual Corp.	1,019,480
79,427	BankAtlantic Bancorp, Inc. (Class A Stock)	1,096,887
25,400	BankUnited Financial Corp. (Class A Stock)	710,184
400	Banner Corp.	17,736
800	Capital Bancorp Ltd.	36,960
500	Capital Corp. of The West	16,045
48,876	Cardinal Financial Corp.	500,979
900	Cathay General Bancorp	31,059
3,000	Central Pacific Financial Corp.	116,280
1,300	Chemical Financial Corp.	43,290
2,400	City Holding Co.	98,136
3,200	Colonial BancGroup, Inc. (The)	82,368
1,100	Columbia Banking System, Inc.	38,632
2,000	Community Bank System, Inc.	46,000
1,500	Community Trust Bancorp, Inc.	62,295
7,000	Corus Bankshares, Inc.(a)	161,490
1,900	Cullen Frost Bankers, Inc.	106,058
2,300	Dime Community Bancshares	32,223
5,000	First Bancorp / Puerto Rico(a)	47,650
60,644	First Financial Bancorp	1,007,297
500	First Financial Holdings, Inc.	19,590
7,600	First Niagara Financial Group, Inc.	112,936
1,200	First Place Financial Corp. (OH)	28,188
2,300	First Republic Bank (CA)	89,884
900	FirstFed Financial Corp.(a)	60,273
49,303	FirstMerit Corp.	1,190,174
2,600	Flagstar Bancorp, Inc.	38,584
600	FNB Corp.	24,930
800	Great Southern Bancorp, Inc.	23,608
2,800	Greater Bay Bancorp Holding Co.	73,724
9,600	Hanmi Financial Corp.	216,288
2,850	IBERIABANK Corp.	168,293
2,800	Independent Bank Corp.	100,884
3,066	Independent Bank Corp. (MI)	77,539

See Notes to Financial Statements

50	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Banks (cont’d.)
3,400	Irwin Financial Corp.	$76,942
500	ITLA Capital Corp.	28,955
300	Lakeland Financial Corp.	7,659
1,800	MAF Bancorp, Inc.	80,442
1,680	MainSource Financial Group, Inc.	28,459
4,175	MB Financial, Inc.	157,022
600	MBT Financial Corp.	9,192
771	Mercantile Bank Corp.	29,067
1,300	Mid-State Bancshares	47,307
1,200	Nara Bancorp, Inc.	25,104
28,256	Old National Bancorp	534,604
400	Old Second Bancorp, Inc.	11,720
20,500	Oriental Financial Group, Inc. (Puerto Rico)	265,475
4,000	Partners Trust Financial Group, Inc.	46,560
1,000	Peoples Bancorp, Inc.	29,700
1,100	Prosperity Bancshares, Inc.	37,961
18,400	Provident Bankshares Corp.	655,040
5,800	R & G Financial Corp. (Class B Stock)	44,370
14,561	Rainier Pacific Financial Group, Inc.	288,745
525	Republic Bancorp, Inc. (KY) (Class A Stock)	13,172
6,790	Republic Bancorp, Inc. (MI)	91,393
536	Royal Bancshares of Pennsylvania (Class A Stock)	14,073
200	Santander BanCorp (Puerto Rico)	3,570
300	SCBT Financial Corp.	12,519
900	Security Bank Corp.	20,538
100	Sierra Bancorp	2,934
33,503	Signature Bank	1,037,923
700	Simmons First National Corp. (Class A Stock)	22,085
2,800	Southwest Bancorp, Inc.	78,008
5,250	Sterling Bancshares, Inc. (TX)	68,355
38,650	Sterling Financial Corp.	1,306,756
1,800	Sterling Financial Corp. (WA)	42,606
24,800	Susquehanna Bancshares, Inc.	666,624
900	Taylor Capital Group, Inc.	32,949
2,100	TierOne Corp.	66,381
900	Trico Bancshares	24,489
39,288	UMB Financial Corp.	1,434,405
3,383	Umpqua Holdings Corp.	99,562
800	United Bankshares, Inc.	30,920
7,200	W Holding Co., Inc.	42,912
4,200	West Coast Bancorp	145,488
800	WSFS Financial Corp.	53,544

		17,973,763

	Beverages—0.1%
14,000	PepsiAmericas, Inc.	293,720

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	51

Small Capitalization Value Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Biotechnology—0.1%
1,300	Applera Corp.—Celera Genomics Group	$18,187
1,100	Bio-Rad Laboratories, Inc. (Class A Stock)*	90,772
1,300	LifeCell Corp.*	31,382
1,500	Nektar Therapeutics*	22,815

		163,156

	Broadcasting
4,300	Cox Radio, Inc.*	70,090
2,900	Entercom Communications Corp.	81,722
800	Lin TV Corp. (Class A Stock)*	7,960

		159,772

	Building Products—1.6%
41,347	Apogee Enterprises, Inc.	798,411
50,000	Crane Co.	1,832,000
1,300	Eagle Materials, Inc.	56,199
500	Genlyte Group, Inc.	39,055
48,995	Lennox International, Inc.	1,499,737
1,400	NCI Buildings Systems, Inc.	72,450
26,100	Simpson Manufacturing Co., Inc.(a)	826,065
1,800	Universal Forest Products, Inc.	83,916

		5,207,833

	Business Services—1.0%
19,200	Administaff, Inc.	821,184
11,842	Clean Harbors, Inc.*	573,271
800	infoUSA, Inc.	9,528
40,200	URS Corp.	1,722,570

		3,126,553

	Chemicals—3.6%
23,966	Arch Chemicals, Inc.	798,308
1,900	CF Industries Holdings, Inc.	48,716
1,525	Cytec Industries, Inc.	86,178
23,270	Ferro Corp.	481,456
15,697	FMC Corp.	1,201,605
2,900	Georgia Gulf Corp.	55,999
4,200	H.B. Fuller Co.	108,444
6,700	Hercules, Inc.	129,377
700	Innospec, Inc. (United Kingdom)	32,585
13,000	Lubrizol Corp. (The)	651,690
65,000	Methanex Corp. (Canada)	1,779,050
600	Minerals Technologies, Inc.	35,274
600	NewMarket Corp.	35,430
166,115	Olin Corp.(a)	2,744,220
900	OM Group, Inc.*(a)	40,752

See Notes to Financial Statements

52	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Chemicals (cont’d.)
8,400	PolyOne Corp.	$63,000
2,100	Rockwood Holdings, Inc.*	53,046
58,000	RPM International, Inc.	1,211,620
43,900	Sensient Technologies Corp.	1,079,940
2,800	Spartech Corp.	73,416
2,200	UAP Holding Corp.	55,396
23,650	Valspar Corp. (The)	653,686
2,700	W.R. Grace & Co.	53,460

		11,472,648

	Commercial Banks
1,175	PrivateBancorp, Inc.	48,915

	Commercial Services—1.3%
50,000	Advance America Cash Advance Centers, Inc.	732,500
300	Arbitron, Inc.	13,032
13,000	BearingPoint, Inc.	102,310
700	Clark, Inc.	11,641
900	Consolidated Graphics, Inc.	53,163
400	CRA International, Inc.	20,960
2,689	Dollar Thrifty Automotive Group	122,645
800	Electro Rent Corp.	13,360
3,000	Gartner, Inc.	59,370
3,100	Geo Group, Inc. (The)	116,312
3,700	Healthcare Services Group, Inc.	107,152
700	Healthspring, Inc.*	14,245
300	MAXIMUS, Inc.	9,234
675	On Assignment, Inc.	7,931
73,600	Pharmaceutical Product Development, Inc.	2,371,392
5,200	Spherion Corp.	38,636
500	Startek, Inc.	6,770
9,100	Stewart Enterprises, Inc.	56,875
1,950	Team, Inc.	67,919
3,800	TeleTech Holdings, Inc.	90,744
1,600	Vertrue, Inc.	61,456
1,800	Viad Corp.	73,080
500	Volt Info Sciences, Inc.(a)	25,105
2,925	Waste Connections, Inc.*	121,534

		4,297,366

	Commercial Services & Supplies—2.3%
42,926	Avis Budget Group	931,065
20,300	Banta Corp.	738,920
29,500	John H. Harland Co.	1,480,900
65,000	Schawk, Inc.	1,270,100
59,525	School Specialty, Inc.(a)	2,231,592
900	Valassis Communications, Inc.(a)	13,050
19,381	Watson Wyatt Worldwide, Inc.	875,052

		7,540,679

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	53

Small Capitalization Value Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Communication Equipment
4,650	Tekelec*	$68,960

	Computer Hardware—0.8%
3,200	Agilysys, Inc.	53,568
2,500	Aspen Technology, Inc.*	27,550
43,662	BISYS Group, Inc. (The)	563,676
13,400	Brocade Communications Systems, Inc.	110,014
4,000	CIBER, Inc.	27,120
2,200	Covansys Corp.	50,490
3,200	Electronics For Imaging, Inc.	85,056
4,500	Gateway, Inc.	9,045
1,500	Hutchinson Technology, Inc.	35,355
1,800	Imation Corp.	83,574
1,000	Komag, Inc.	37,880
2,100	Magma Design Automation, Inc.	18,753
10,600	McDATA Corp. (Class A Stock)*	58,830
4,400	Palm, Inc.(a)	61,996
64,352	Perot Systems Corp. (Class A Stock)	1,054,729
19,700	Quantum Corp.	45,704
900	Radisys Corp.	15,003
1,400	Silcon Storage Technology, Inc.	6,314
1,700	SYKES Enterprises, Inc.	29,988
750	Talx Corp.	20,588
4,200	Tyler Technologies, Inc.	59,052

		2,454,285

	Computer Services & Software—2.4%
1,200	Altiris, Inc.*	30,456
31,422	Avocent Corp.*	1,063,635
1,450	Blackbaud, Inc.	37,700
300	Computer Programs & Systems, Inc.	10,197
1,900	Digi International, Inc.*	26,201
38,300	Global Payments, Inc.	1,773,290
2,400	Inter-Tel, Inc.	53,184
1,200	JDA Software Group, Inc.	16,524
900	Mantech International Corp.	33,147
1,650	MICROS Systems, Inc.*	86,955
87,968	Parametric Technology Corp.*	1,585,183
3,700	Per-Se Technologies, Inc.	102,786
1,300	Progress Software Corp.	36,309
700	QAD, Inc.	5,873
1,400	Quest Software, Inc.*	20,510
600	Si International, Inc.*	19,452
300	SPSS, Inc.*	9,021
45,063	Sybase, Inc.	1,113,056
200	SYNNEX Corp.	4,388

See Notes to Financial Statements

54	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Computer Services & Software (cont’d.)
33,030	Synopsys, Inc.	$882,892
19,777	THQ, Inc.(a)	643,148
3,400	webMethods, Inc.*	25,024

		7,578,931

	Computers
4,600	Mentor Graphics Corp.*(a)	82,938

	Conglomerates—0.4%
49,859	Griffon Corp.	1,271,404

	Construction—0.7%
800	Builders Firstsource, Inc.*	14,264
800	EMCOR Group, Inc.	45,480
1,200	Granite Construction, Inc.	60,384
26,587	Insituform Technologies, Inc. (Class A Stock)(a)	687,540
51,000	Standard Pacific Corp.(a)	1,366,290
1,300	Washington Group International, Inc.	77,727

		2,251,685

	Consumer Finance
2,032	McGrath Rentcorp	62,240

	Consumer Products & Services—1.4%
19,397	American Greetings Corp. (Class A Stock)	463,006
23,617	Aptargroup, Inc.	1,394,348
1,900	Elizabeth Arden, Inc.*	36,195
800	Ennis, Inc.	19,568
1,800	Kimball International, Inc. (Class B Stock)	43,740
24,300	Scotts Miracle-Gro Co. (Class A Stock)	1,255,095
29,346	Snap-On, Inc.	1,398,044

		4,609,996

	Consumer Services
2,900	Rent-A-Center, Inc.*	85,579

	Containers & Packaging—0.3%
18,965	Bemis Co.(a)	644,431
1,000	Greif, Inc. (Class A Stock)	118,400
3,700	Rock-Tenn Co. (Class A Stock)	100,307
3,600	Silgan Holdings, Inc.	158,112

		1,021,250

	Distribution/Wholesale—0.2%
3,790	Brightpoint, Inc.	50,975
2,400	Building Material Holding Corp.	59,256
1,700	United Stationers, Inc.	79,373
8,539	WESCO International, Inc.*	502,179

		691,783

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	55

Small Capitalization Value Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Diversified Consumer Services
1,350	Universal Technical Institute, Inc.*(a)	$29,984

	Diversified Financial Services
2,200	CharterMac	47,234

	Diversified Financials
4,500	Financial Federal Corp.(a)	132,345

	Diversified Telecommunication Services—0.3%
51,000	Iowa Telecommunications Services, Inc.	1,005,210

	Drugs & Healthcare—1.1%
30,700	Cooper Cos, Inc.(a)	1,366,150
35,400	Covance, Inc.	2,085,414

		3,451,564

	Drugs & Medicine—0.3%
17,425	Barr Pharmaceuticals, Inc.	873,341

	Electric Utilities—2.5%
7,300	Avista Corp.	184,763
1,400	Black Hills Corp.	51,716
1,000	CH Energy Group, Inc.	52,800
45,200	Cleco Corp.	1,140,396
52,000	Duquesne Light Holdings, Inc.	1,032,200
5,000	El Paso Electric Co.	121,850
14,446	Idacorp, Inc.	558,338
3,575	Pike Electric Corp.*	58,380
35,450	PNM Resources, Inc.	1,102,495
500	UIL Holdings Corp.	21,095
5,500	Unisource Energy Corp.	200,915
106,968	Westar Energy, Inc.	2,776,889
14,508	Wisconsin Energy Corp.	688,550

		7,990,387

	Electrical Equipment—1.0%
26,200	Acuity Brands, Inc.	1,363,448
34,300	Regal-Beloit Corp.	1,801,093

		3,164,541

	Electronic Components—0.2%
3,600	Blockbuster, Inc. (Class A Stock)	19,044
26,500	Conexant Systems, Inc.*	54,060
21,957	Empire District Electric Co. (The)	542,118
400	Kopin Corp.*	1,428
800	Park Electrochemical Corp.	20,520
700	Plexus Corp.*	16,716
1,000	Technitrol, Inc.	23,890

		677,776

See Notes to Financial Statements

56	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Electronic Equipment & Instruments
400	Global Imaging Systems, Inc.	$8,780

	Electronics—3.5%
33,200	Avnet, Inc.	847,596
900	Bel Fuse, Inc. (Class B Stock)	31,311
23,262	Belden CDT, Inc.(a)	909,311
47,750	Benchmark Electronics, Inc.	1,163,190
48,100	Checkpoint Systems, Inc.	971,620
37,973	Coherent, Inc.	1,198,808
3,200	CTS Corp.	50,240
300	Electro Scientific Industries, Inc.	6,042
900	Encore Wire Corp.	19,809
59,800	FLIR Systems, Inc.	1,903,434
4,200	General Cable Corp.	183,582
1,600	KEMET Corp.*	11,680
26,415	Littelfuse, Inc.	842,110
15,065	Mettler-Toledo International, Inc.	1,187,875
48,210	Paxar Corp.	1,111,723
237,400	Sanmina-SCI Corp.	819,030
1,800	TTM Technologies, Inc.	20,394
1,200	Watts Water Technologies, Inc. (Class A Stock)(a)	49,332

		11,327,087

	Energy
3,700	Quantum Fuel Systems Technologies Worldwide, Inc.	5,920

	Energy Equipment—0.1%
2,850	Universal Compression Holdings, Inc.	177,013

	Energy Equipment & Services—0.9%
14,000	Frontier Oil Corp.	402,360
44,483	Headwaters, Inc.	1,065,813
18,000	Holly Corp.	925,200
10,000	Tidewater, Inc.	483,600

		2,876,973

	Entertainment
900	Macrovision Corp.*	25,434

	Entertainment & Leisure—0.2%
29,851	Bally Technologies, Inc.*(a)	557,617
4,300	K2, Inc.*	56,717
1,400	RC2 Corp.	61,600
1,000	Steinway Musical Instruments, Inc.*	30,990

		706,924

	Environmental Services—0.6%
66,000	Allied Waste Industries, Inc.	811,140
54,757	Tetra Tech, Inc.	990,554
1,066	Waste Services, Inc.*	10,500

		1,812,194

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	57

Small Capitalization Value Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Exchange Traded Funds—1.5%
33,357	iShares Russell 2000 Value Index Fund(a)	$2,669,227
29,680	iShares S&P SmallCap 600 Value Index Fund	2,236,091

		4,905,318

	Finance-Leasing
1,100	Marlin Business Services, Inc.	26,433

	Financial-Bank & Trust—0.4%
3,450	Alesco Financial, Inc.	36,915
900	City Bank/Lynnwood (WA)	32,220
1,100	Downey Financial Corp.	79,838
500	Heartland Financial USA, Inc.	14,425
300	Heritage Commerce Corp.	7,992
625	Horizon Financial Corp.	15,037
47,035	NewAlliance Bancshares, Inc.	771,374
18,232	Superior Bancorp*	206,751
600	Union Bankshares Corp.*	18,354

		1,182,906

	Financial-Brokerage
7,500	Friedman, Billings, Ramsey Group, Inc.*	60,000

	Financial Services—3.7%
2,200	Advanta Corp. (Class B Stock)	95,986
1,175	Affiliated Managers Group, Inc.	123,528
44,150	Asset Acceptance Capital Corp.*	742,603
1,625	Bank of Granite Corp.	30,826
100	Berkshire Hills Bancorp, Inc.	3,346
30,036	Calamos Asset Management, Inc.	805,866
600	Camden National Corp.	27,672
2,125	CompuCredit Corp.(a)	84,596
3,100	Deluxe Corp.	78,120
1,471	Dollar Financial Corp.*	40,982
3,300	Doral Financial Corp.	9,471
39,400	Eaton Vance Corp.	1,300,594
300	eSpeed, Inc. (Class A Stock)	2,619
300	Farmers Capital Bank Corp.	10,239
400	Federal Agricultural Mortgage Corp. (Class C Stock)	10,852
3,125	First Cash Financial Services, Inc.*	80,844
900	First Communtiy Banshares	35,604
600	First Regional Bancorp	20,454
1,090	First Source Corp.	35,022
400	Greene County Bancshares, Inc.	15,892
100	Greenhill & Co, Inc.(a)	7,380
1,000	Intervest Bancshares Corp.	34,410
62,100	Jefferies Group, Inc.	1,665,522

See Notes to Financial Statements

58	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Financial Services (cont’d.)
6,000	Knight Trading Group, Inc. (Class A Stock)	$115,020
3,300	Labranche & Co., Inc.(a)	32,439
38,900	MoneyGram International, Inc.	1,219,904
1,300	National City Bancshares	35,776
1,648	National Penn Bancshares, Inc.	33,372
2,600	Ocwen Financial Corp.	41,236
37,600	Pacific Capital Bancorp(a)	1,262,608
500	Piper Jaffray Cos.	32,575
56,450	Raymond James Financial, Inc.	1,711,000
1,200	Renasant Corp.	36,756
38,155	South Financial Group, Inc. (The)(a)	1,014,541
4,200	Student Loan Corp. (The)	870,660
2,600	United Community Financial Corp.	31,824
3,500	World Acceptance Corp.	164,325

		11,864,464

	Food & Drug Retailers
2,000	Perrigo Co.	34,600

	Food & Staples Retailing—0.3%
33,867	Casey’s General Stores, Inc.	797,568

	Food-Wholesale—0.1%
3,600	NBTY, Inc.*	149,652

	Food Products—2.2%
4,200	Chiquita Brands International, Inc.(a)	67,074
45,532	Corn Products International, Inc.	1,572,675
1,200	Flowers Foods, Inc.	32,388
21,700	Fresh Del Monte Produce, Inc. (Cayman Islands)(a)	323,547
800	J & J Snack Foods Corp.	33,120
28,221	J.M. Smucker Co. (The)	1,367,872
700	Nash Finch Co.(a)	19,110
65,000	Pilgrim’s Pride Corp.	1,912,950
19,268	Ralcorp Holdings, Inc.	980,549
32,800	Ruddick Corp.	910,200

		7,219,485

	Foods—0.2%
20,519	Performance Food Group Co.(a)	567,145
400	Premium Standard Farms, Inc.	7,428
1,300	Reddy Ice Holdings, Inc.	33,566
4,400	Spartan Stores, Inc.	92,092

		700,231

	Furniture
2,200	Sealy Corp.(a)	32,450

	Gas & Pipeline Utilities—4.8%
29,276	AGL Resources, Inc.	1,139,129
17,215	Atlas America, Inc.	877,449

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	59

Small Capitalization Value Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Gas & Pipeline Utilities (cont’d.)
62,801	Atmos Energy Corp.(a)	$2,003,980
70,193	Cascade Natural Gas Corp.	1,819,403
11,000	Energen Corp.	516,340
4,500	National Fuel Gas Co.	173,430
31,000	Peoples Energy Corp.	1,381,670
50,100	Southwest Gas Corp.	1,922,337
58,298	Swift Energy Co.	2,612,333
7,000	UGI Corp.	190,960
24,286	W-H Energy Services, Inc.	1,182,485
50,486	WGL Holdings, Inc.(a)	1,644,834

		15,464,350

	Healthcare Equipment & Supplies—0.4%
11,400	Arrow International, Inc.	403,332
4,500	Hillenbrand Industries, Inc.	256,185
23,300	Invacare Corp.	572,015
500	Molecular Devices Corp.*	10,535

		1,242,067

	Healthcare Products & Services
300	ICU Medical, Inc.*	12,204

	Healthcare Providers & Services—2.1%
4,800	Alliance Imaging, Inc.	31,920
1,367	Amedisys, Inc.*	44,922
50,900	AMERIGROUP Corp.(a)	1,826,801
2,600	AMN Healthcare Services, Inc.*	71,604
900	Apria Healthcare Group, Inc.*	23,985
6,600	Gentiva Health Services, Inc.	125,796
1,800	Kindred Healthcare, Inc.	45,450
1,500	Magellan Health Services, Inc.	64,830
53,734	Owens & Minor, Inc.	1,680,262
37,765	Res-Care, Inc.	685,435
40,500	Sunrise Senior Living, Inc.	1,244,160
10,200	Triad Hospitals, Inc.	426,666
5,726	Universal Health Services, Inc. (Class B Stock)	317,392

		6,589,223

	Healthcare Services—0.8%
38,300	Centene Corp.*(a)	941,031
100	Genesis HealthCare Corp.*	4,723
28,900	Healthways, Inc.*(a)	1,378,819
2,125	LHC Group, Inc.*(a)	60,584
500	Molina Healthcare, Inc.*	16,255
2,475	Pediatrix Medical Group, Inc.	121,027
2,900	Psychiatric Solutions, Inc.*	108,808

		2,631,247

See Notes to Financial Statements

60	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Home Builders—0.8%
34,500	Hovnanian Enterprises, Inc. (Class A Stock)(a)	$1,169,550
26,500	Meritage Homes Corp.	1,264,580
1,100	WCI Communities, Inc.(a)	21,098

		2,455,228

	Hotels, Restaurants & Leisure—1.1%
300	Ameristar Casinos, Inc.	9,222
22,072	Applebee’s International, Inc.	544,516
900	Aztar Corp.	48,978
200	Bob Evans Farms, Inc.	6,844
51,810	Brinker International, Inc.(a)	1,562,590
2,800	Jack in the Box, Inc.	170,912
1,200	Papa John’s International, Inc.	34,812
53,450	Sonic Corp.(a)	1,280,127

		3,658,001

	Household Durables—1.3%
24,600	Ethan Allen Interiors, Inc.	888,306
1,400	Furniture Brands International, Inc.(a)	22,722
19,600	Harman International Industries, Inc.	1,958,236
12,700	Lancaster Colony Corp.	562,737
5,000	M.D.C. Holdings, Inc.(a)	285,250
14,300	M/I Homes, Inc.	546,117

		4,263,368

	Household Products—0.1%
1,300	Spectrum Brands, Inc.*(a)	14,170
10,400	Tupperware Corp.	235,144

		249,314

	Industrial Conglomerates—0.2%
11,550	Teleflex, Inc.	745,668

	Industrial Products—2.2%
23,798	CIRCOR International, Inc.	875,528
103,088	Flanders Corp.*	1,020,571
49,632	Interface, Inc.	705,767
69,728	Kaydon Corp.(a)	2,770,991
4,100	Myers Industries, Inc.	64,206
2,600	NN, Inc.	32,318
10,508	Robbins & Myers, Inc.	482,527
22,192	Unifirst Corp.	852,395
2,500	Valmont Industries, Inc.	138,725

		6,943,028

	Insurance—5.6%
900	Amercan Physicians Capital, Inc.	36,036
79,463	American Equity Investment Life Holding Co.	1,035,403
6,000	American Financial Group, Inc.	215,460

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	61

Small Capitalization Value Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Insurance (cont’d.)
2,700	Argonaut Group, Inc.	$94,122
59,725	Delphi Financial Group, Inc. (Class A Stock)	2,416,474
1,200	Direct General Corp.	24,768
1,000	Harleysville Group, Inc.	34,820
3,075	HCC Insurance Holdings	98,677
19,500	Hilb, Rogal & Hobbs Co.	821,340
42,472	Horace Mann Educators Corp.	857,934
36,660	Infinity Property & Casual Corp.	1,773,977
15,400	LandAmerica Financial Group, Inc.(a)	971,894
1,100	Navigators Group, Inc.	52,998
1,100	Odyssey Re Holdings Corp.	41,030
12,900	Ohio Casualty Corp.	384,549
48,301	Philadelphia Consolidated Holding Corp.	2,152,293
1,100	Phoenix Cos., Inc. (The)	17,479
42,398	Platinum Underwriters Holdings, Ltd. (Bermuda)	1,311,794
9,900	PMA Capital Corp. (Class A Stock)	91,278
16,530	PMI Group, Inc. (The)	779,720
28,869	ProAssurance Corp.	1,441,140
12,600	Protective Life Corp.	598,500
300	RLI Corp.	16,926
2,500	Safety Insurance Group, Inc.(a)	126,775
1,700	Selective Insurance Group	97,393
37,100	State Auto Financial Corp.	1,288,483
2,400	Stewart Information Services Corp.(a)	104,064
23,900	United Fire & Casualty Co.	842,475
4,500	Zenith National Insurance Corp.	211,095

		17,938,897

	Internet
4,500	Ariba, Inc.*	34,830
3,300	Interwoven, Inc.*	48,411

		83,241

	Internet Services—0.1%
3,200	FTD Group, Inc.*	57,248
2,200	Ipass, Inc.	12,936
1,300	ProQuest Co.	13,585
400	Redback Networks, Inc.	9,976
2,700	SonicWall, Inc.*	22,734
1,900	TIBCO Software, Inc.*	17,936
7,400	United Online, Inc.	98,272

		232,687

	Internet Software & Services
2,250	Vignette Corp.	38,408

See Notes to Financial Statements

62	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Investment Companies
2,800	MCG Capital Corp.	$56,896
1,700	Medallion Financial Corp.	21,029

		77,925

	Leisure
3,100	Jakks Pacific, Inc.	67,704

	Leisure Equipment & Products
1,025	Brunswick Corp.	32,698

	Machinery—3.7%
2,075	Actuant Corp. (Class A Stock)(a)	98,874
36,000	Albany International Corp. (Class A Stock)(a)	1,184,760
9,050	Applied Industrial Technologies, Inc.	238,105
500	Astec Industries, Inc.	17,550
84,300	Barnes Group, Inc.	1,833,525
66,173	Briggs & Stratton Corp.(a)	1,783,362
35,050	Bucyrus International, Inc. (Class A Stock)	1,814,188
900	Cascade Corp.	47,610
600	Gehl Co.*	16,518
800	Gibraltar Industries, Inc.	18,808
1,575	IDEX Corp.	74,671
2,662	Jacuzzi Brands, Inc.*	33,089
36,706	Kadant, Inc.	894,892
26,000	Kennametal, Inc.	1,530,100
15,000	Lincoln Electric Holdings, Inc.	906,300
36,500	Mueller Industries, Inc.	1,157,050
400	NACCO Industries, Inc. (Class A Stock)	54,640
1,925	Nordson Corp.	95,923
900	Sauer-Danfoss, Inc.	29,025
1,100	Smith A.O. Corp.(a)	41,316
700	Tecumseh Products Co. (Class A Stock)(a)	11,830
1,000	Tennant Co.	29,000
3,700	Wabtec Corp.	112,406

		12,023,542

	Manufacturing—1.3%
600	Ameron International Corp.	45,822
600	Ceradyne, Inc.*(a)	33,900
1,300	EnPro Industries, Inc.*	43,173
65,809	Federal Signal Corp.	1,055,576
14,100	Harsco Corp.	1,073,010
78,200	Hexel Corp.*(a)	1,361,462
13,200	Winnebago Industries, Inc.(a)	434,412

		4,047,355

	Marine
3,335	Arlington Tankers Ltd.	77,939

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	63

Small Capitalization Value Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Media—0.9%
35,441	Belo Corp. (Class A Stock)	$651,051
24,000	Charter Communications, Inc. (Class A Stock)(a)	73,440
12,886	Courier Corp.	502,168
152,200	Journal Register Co.	1,111,060
6,900	Lee Enterprises, Inc.	214,314
3,700	Lodgenet Entertainment Corp.	92,611
600	Media General, Inc. (Class A Stock)	22,302
10,700	Radio One, Inc. (Class D Stock)*	72,118
2,400	Scholastic Corp.	86,016
600	Sinclair Broadcast Group, Inc. (Class A Stock)	6,300
3,800	Westwood One, Inc.	26,828

		2,858,208

	Medical Products
100	Martek Bioscience Corp.*	2,334
900	Savient Pharmaceuticals, Inc.*	10,089

		12,423

	Medical Supplies & Equipment—0.3%
700	Adams Respiratory Therapeutics, Inc.*	28,567
1,300	Advanced Energy Industries, Inc.*	24,531
1,100	Arena Pharmaceuticals, Inc.*	14,201
500	Biosite, Inc.*	24,425
900	Conmed Corp.	20,808
500	Greatbatch, Inc.*	13,460
1,500	HealthTronics Surgical, Inc.	9,990
2,075	Medical Action Industries, Inc.*	66,898
600	Medivation, Inc.*(a)	9,492
11,704	Orthofix International N.V.	585,200
3,000	PSS World Medical, Inc.	58,590
1,000	STERIS Corp.	25,170
100	SurModics, Inc.	3,112
600	Viasys Healthcare, Inc.	16,692

		901,136

	Metals & Mining—3.1%
30,000	Agnico-Eagle Mines Ltd. (Canada)	1,237,200
2,900	Chaparral Steel Co.	128,383
27,475	Cleveland-Cliffs, Inc.(a)	1,330,889
33,700	Commercial Metals Co.	869,460
175,700	IAMGOLD Corp.	1,547,917
75,000	Massey Energy Co.	1,742,250
700	Oregon Steel Mills, Inc.	43,687
46,100	Quanex Corp.	1,594,599
700	Ryerson, Inc.	17,563

See Notes to Financial Statements

64	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Metals & Mining (cont’d.)
800	Schnitzer Steel Industries, Inc. (Class A Stock)	$31,760
1,700	Steel Dynamics, Inc.	55,165
41,700	Timken Co.	1,216,806
4,600	Usec, Inc.	58,512

		9,874,191

	Multi-Utilities—0.3%
34,725	Vectren Corp.	982,023

	Office Equipment—0.1%
1,825	Hon Industries, Inc.	81,048
6,300	IKON Office Solutions, Inc.	103,131

		184,179

	Oil & Gas—0.5%
40,000	St. Mary Land & Exploration Co.	1,473,600

	Oil & Gas Exploration/Production—1.6%
81,950	Cabot Oil & Gas Corp.(a)	4,970,267

	Oil, Gas & Consumable Fuels—3.5%
700	Alon USA Energy, Inc.	18,417
2,725	Arena Resources, Inc.*	116,385
36,536	Berry Petroleum Co. (Class A Stock)	1,132,981
1,300	Bois d’arc Energy, Inc.*	19,019
900	Callon Petroleum Co.*	13,527
1,500	Comstock Resources, Inc.	46,590
1,800	Energy Partners Ltd.(a)	43,956
500	Giant Industries, Inc.	37,475
5,075	Gulfport Energy Corp.*	68,969
1,300	Hanover Compressor Co.	24,557
3,000	Harvest Natural Resources, Inc.	31,890
174	Helix Energy Solutions Group, Inc.*(a)	5,458
1,200	Hornbeck Offshore Services, Inc.*	42,840
25,900	Houston Exploration Co.	1,341,102
2,900	Laclede Group, Inc. (The)	101,587
800	Lone Star Technologies, Inc.	38,728
1,500	Lufkin Industries, Inc.	87,120
3,100	New Jersey Resources Corp.	150,598
2,500	Nicor, Inc.	117,000
2,875	Northwest Natural Gas Co.	122,015
50,168	Oceaneering International, Inc.	1,991,670
4,425	Oil States International, Inc.	142,618
30,600	Oneok, Inc.	1,319,472
2,300	Petrohawk Energy Corp.	26,450
53,000	Range Resources Corp.	1,455,380
4,250	Rosetta Resources, Inc.*(a)	79,347
1,500	RPC, Inc.	25,320
19,068	South Jersey Industries, Inc.	637,062
1,800	Stone Energy Corp.	63,630

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	65

Small Capitalization Value Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Oil, Gas & Consumable Fuels (cont’d.)
4,200	Trico Marine Services, Inc.*	$160,902
1,800	Union Drilling, Inc.	25,344
1,500	Veritas DGC, Inc.	128,445
18,600	W&T Offshore, Inc.	571,392
9,900	Western Refining, Inc.	252,054
15,000	World Fuel Services Corp.	666,900

		11,106,200

	Paper & Forest Products—0.4%
3,000	Buckeye Technologies, Inc.*	35,940
30,541	Neenah Paper, Inc.	1,078,708
1,700	P.H. Glatfelter Co.	26,350
2,700	Schweitzer-Mauduit International, Inc.	70,335

		1,211,333

	Personell Services
2,200	Romac International, Inc.	26,774

	Pharmaceuticals—0.1%
1,400	Adolor Corp.	10,528
1,500	Alpharma, Inc. (Class A Stock)	36,150
900	Atherogenics, Inc.	8,919
3,700	Avanir Pharmaceuticals (Class A Stock)*(a)	8,547
800	Cubist Pharmaceuticals, Inc.*	14,488
3,700	Cypress Bioscience, Inc.	28,675
3,500	Prestige Brands Holdings, Inc.*	45,570
1,000	Progenics Pharmaceuticals, Inc.*	25,740
400	United Therapeutics Corp.	21,748
1,100	Valeant Pharmaceuticals International	18,964

		219,329

	Real Estate—0.8%
1,500	Equity Lifestyle Properties, Inc.	81,645
15,900	First Industrial Realty Trust, Inc.	745,551
10,000	Healthcare Realty Trust, Inc.(a)	395,400
2,600	Housevalues, Inc.(a)	14,638
34,000	HRPT Properties Trust(a)	419,900
22,213	Potlatch Corp.(a)	973,374

		2,630,508

	Real Estate Investment Trust-Hotels
3,000	Hersha Hospitality Trust	34,020

	Real Estate Investment Trust-Office Industrial
2,900	BioMed Realty Trust, Inc.	82,940
700	Columbia Equity Trust, Inc.	13,377

		96,317

See Notes to Financial Statements

66	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Real Estate Investment Trust-Other REIT—0.1%
800	OMEGA Healthcare Investors, Inc.*	$14,176
11,700	Spirit Finance Corp.*	145,899

		160,075

	Real Estate Investment Trusts—3.4%
4,400	American Home Mortgage Investment Corp.	154,528
10,100	Anthracite Capital, Inc.(a)	128,573
20,370	Arbor Realty Trust, Inc.	612,933
7,675	Ashford Hospitality Trust	95,554
800	Capital Trust, Inc. (Class A Stock)(a)	39,952
49,647	Education Realty Trust, Inc.	733,286
4,000	Equity Inns, Inc.	63,840
71,342	Equity One, Inc.(a)	1,901,978
900	Extra Space Storage, Inc.	16,434
14,600	FelCor Lodging Trust, Inc.	318,864
2,900	First Potomac Realty Trust	84,419
3,500	Government Properties Trust, Inc.	37,100
2,113	Highland Hospitality Corp.	30,110
4,100	IMPAC Mortgage Holdings, Inc.(a)	36,080
66,049	Innkeepers USA Trust	1,023,759
1,550	Jer Investors Trust, Inc.	32,039
2,000	Kilroy Reality Corp.	156,000
1,800	LaSalle Hotel Properties	82,530
11,100	Lexington Corporate Properties Trust(a)	248,862
2,300	LTC Properties, Inc.	62,813
1,300	Maguire Properties, Inc.	52,000
14,250	MFA Mortgage Investments, Inc.	109,583
1,700	National Health Investors, Inc.	56,100
31,100	Nationwide Health Properties, Inc.(a)	939,842
6,000	New Plan Excel Realty Trust	164,880
1,100	Parkway Properties, Inc.	56,111
5,000	Pennsylvania Real Estate Investment Trust	196,900
6,100	Post Properties, Inc.	278,770
4,000	RAIT Investment Trust	137,920
1,875	Redwood Trust, Inc.(a)	108,900
2,400	Saul Centers, Inc.	132,456
5,300	Senior Housing Properties Trust(a)	129,744
14,800	SL Green Realty Corp.(a)	1,965,144
4,900	Sunstone Hotel Investors, Inc.	130,977
43,032	Winston Hotels, Inc.	570,174

		10,889,155

	Registered Investment Companies
6,189	Technology Investment Capital Corp.	99,890

	Restaurants
6,399	Triarc Cos., Inc. (Class B Stock)	127,980

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	67

Small Capitalization Value Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Retail—1.4%
5,500	Asbury Automotive Group, Inc.	$129,580
600	Build-A-Bear Workshop, Inc.(a)	16,812
4,500	Cash America International, Inc.	211,050
12,900	Charming Shoppes, Inc.	174,537
39,657	CSK Auto Corp.(a)	680,118
900	Genesco, Inc.	33,570
1,800	Group 1 Automotive(a)	93,096
1,200	Insight Enterprises, Inc.	22,644
2,000	Lithia Motors, Inc. (Class A Stock)	57,520
13,873	Men’s Wearhouse, Inc. (The)	530,781
900	Movado Group, Inc.	26,100
900	Pantry, Inc.	42,156
33,191	Regis Corp.	1,312,372
2,200	Smart & Final, Inc.	41,580
10,800	Sonic Automotive, Inc.	313,632
3,900	Stage Stores, Inc.(a)	118,521
48,000	Stein Mart, Inc.	636,480
2,400	Systemax, Inc.	41,880

		4,482,429

	Retail & Merchandising—0.6%
4,900	Big Lots, Inc.*(a)	112,308
1,100	Bon-Ton Stores, Inc. (The)	38,115
2,100	Christopher & Banks Corp.	39,186
400	Deckers Outdoor Corp.	23,980
35,094	Finish Line, Inc. (The)(a)	501,142
2,225	Guitar Center, Inc.*(a)	101,149
17,747	Hot Topic, Inc.*	236,745
36,628	Pacific Sunwear of California, Inc.	717,176
2,200	Retail Ventures, Inc.(a)	41,888
600	Shoe Carnival, Inc.	18,960
1,300	Talbots, Inc.	31,330
2,100	Tween Brands, Inc.	83,853
500	Yankee Candle Co., Inc. (The)	17,140

		1,962,972

	Retail-Restaurants
4,200	Domino’s Pizza, Inc.	117,600

	Retail Apparel
1,300	Dress Barn, Inc.	30,329
1,000	Kenneth Cole Productions, Inc. (Class A Stock)	23,990
2,300	Payless ShoeSource, Inc.*	75,486
500	Warnaco Group, Inc./The*	12,690

		142,495

See Notes to Financial Statements

68	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Road & Rail—0.9%
33,900	Arkansas Best Corp.	$1,220,400
95,500	Werner Enterprises, Inc.(a)	1,669,340

		2,889,740

	Semiconductors—0.4%
1,100	Actel Corp.	19,976
1,200	AMIS Holdings, Inc.	12,684
4,400	Amkor Technology, Inc.(a)	41,096
8,600	Applied Micro Circuits, Corp.	30,616
4,600	Asyst Technologies Corp.	33,626
2,525	ATMI, Inc.*	77,088
4,100	Axcelis Technologies, Inc.	23,903
3,900	Brooks Automation, Inc.*	56,160
3,000	Cirrus Logic, Inc.	20,640
1,200	Cohu, Inc.	24,192
2,500	Credence System Corp.	13,000
1,000	DSP Group, Inc.	21,700
1,000	Emulex Corp.	19,510
5,058	Entegris, Inc.(a)	54,728
800	Genesis Microchip, Inc.*	8,112
4,434	Itron, Inc.*	229,858
2,200	Kulicke & Soffa Industries, Inc.(a)	18,480
3,200	Lattice Semiconductor Corp.	20,736
5,700	LTX Corp.*	31,920
1,475	Microsemi Corp.	28,984
2,300	MKS Instruments, Inc.	51,934
3,600	ON Semiconductor Corp.	27,252
600	Pericom Semiconductor Corp.*	6,882
1,500	Photronics, Inc.	24,510
40,606	Richardson Electronics Ltd.	369,921
2,700	Skyworks Solutions, Inc.	19,116
1,200	Standard Microsystems Corp.	33,576
1,300	Zoran Corp.*	18,954

		1,339,154

	Software
1,600	CSG Systems International, Inc.*	42,768
3,900	Lawson Software, Inc.*	28,821

		71,589

	Specialty Retail—0.7%
38,700	Aaron Rents, Inc.	1,113,786
24,829	Claire’s Stores, Inc.	822,833
2,025	Monro Muffler Brake, Inc.*	71,077
3,675	United Auto Group, Inc.	86,620

		2,094,316

	Telecommunications—1.4%
4,800	Adaptec, Inc.	22,368
67,748	Aeroflex, Inc.	794,007

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	69

Small Capitalization Value Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Telecommunications (cont’d.)
1,400	Anixter International, Inc.(a)	$76,020
4,700	Arris Group, Inc.	58,797
19,612	Black Box Corp.	823,508
3,600	Broadwing Corp.	56,232
600	C-COR, Inc.	6,684
2,400	Centennial Communications Corp.	17,256
975	Ciena Corp.*	27,017
39,400	Cincinnati Bell, Inc.	180,058
6,271	Commonwealth Telephone Enterprises, Inc.	262,504
4,025	CommScope, Inc.	122,682
4,000	CT Communications, Inc.	91,680
1,200	Diteck Networks, Inc.*	8,304
5,000	Dobson Communications Corp. (Class A Stock)	43,550
2,800	Finisar Corp.*	9,044
2,000	Foundry Networks, Inc.*	29,960
1,800	General Communication, Inc. (Class A Stock)	28,314
1,900	Hypercom Corp.*	12,065
1,300	Lightbridge, Inc.*	17,602
2,300	MasTec, Inc.*	26,542
2,100	MRV Communications, Inc.	7,434
2,700	Newport Corp.	56,565
900	North Pittsburgh Systems, Inc.	21,726
3,300	Optical Communication Products, Inc.*	5,412
26,474	Plantronics, Inc.	561,249
1,100	Polycom, Inc.*	34,001
102,710	Powerwave Technologies, Inc.(a)	662,479
12,200	Premiere Global Services, Inc.	115,168
8,600	RF Micro Devices, Inc.	58,394
1,000	SafeNet, Inc.	23,940
600	SureWest Communications	16,524
3,600	Sycamore Networks, Inc.	13,536
600	Time Warner Telecom, Inc. (Class A Stock)	11,958
1,600	Utstarcom, Inc.	14,000
12,100	Windstream Corp.	172,062

		4,488,642

	Textiles & Apparel—1.7%
39,550	Brown Shoe Co., Inc.	1,888,117
26,000	Kellwood Co.	845,520
200	Oxford Industries, Inc.	9,930
500	Perry Ellis International, Inc.	20,500
48,800	Phillips-Van Heusen	2,448,296
3,100	Quiksilver, Inc.	48,825
2,600	Skechers USA, Inc. (Class A Stock)	86,606

		5,347,794

See Notes to Financial Statements

70	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Thrifts & Mortgage Finance—1.0%
21,200	Accredited Home Lenders Holding Co.	$578,336
24,500	Astoria Financial Corp.	738,920
70,000	Fremont General Corp.	1,134,700
29,540	Washington Federal, Inc.	695,076

		3,147,032

	Tobacco—0.5%
6,600	Alliance One Intertnational, Inc.	46,596
5,000	Loews Corp.—Carolina Group	323,600
28,100	Universal Corp.	1,377,181

		1,747,377

	Trading Companies & Distributors—0.3%
22,460	Watsco, Inc.	1,059,214

	Transportation—1.5%
1,165	Amerco, Inc.(a)	101,367
900	Bristow Group, Inc.*	32,481
53,800	Frontline Ltd. (Bermuda)(a)	1,713,530
40,000	General Maritime Corp. (Marshall Islands)(a)	1,407,600
6,362	Genesee & Wyoming, Inc. (Class A Stock)	166,939
600	Greenbrier Cos., Inc.	18,000
38,515	Kansas City Southern(a)	1,116,165
2,075	Landstar System, Inc.*	79,223
3,600	RailAmerica, Inc.	57,888
600	Saia, Inc.	13,926
3,500	SIRVA, Inc.	12,180
4,000	Teekay Shipping Corp. (Marshall Islands)	174,480
400	U.S. Xpress Enterprises, Inc. (Class A Stock)	6,588

		4,900,367

	Water Utilities
600	American States Water Co.	23,172
600	California Water Service Group	24,240
400	SJW Corp.	15,503

		62,915

	Total long-term investments (cost $241,842,351)	306,153,554

PRINCIPAL AMOUNT (000)#	SHORT-TERM INVESTMENTS—22.6%

	U.S. Treasury Obligation
$100	U.S. Treasury Notes 4.25%, 11/30/2007 (cost $99,490)(k)	99,313

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	71

Small Capitalization Value Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

SHARES	DESCRIPTION	VALUE (NOTE 1)
	Affiliated Money Market Mutual Fund—22.6%
72,708,433	Dryden Core Investment Fund—Taxable Money Market Series (cost $72,708,433; includes $55,446,340 of cash collateral received for securities on loan) (Notes 3)(b)(w)	$72,708,433

	Total short-term investments (cost $72,807,923)	72,807,746

	Total Investments—117.8% (cost $314,650,274; Note 5)	378,961,300
	Liabilities in excess of other assets(x)—(17.8%)	(57,173,113)

	Net Assets—100%	$321,788,187

*	Non-income producing security.

The following abbreviations are used in portfolio descriptions:

REIT—Real Estate Investment Trust

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $52,881,413; cash collateral of $55,446,340 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(k)	Securities segregated as collateral for futures contracts.
(w)	Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(x)	Liabilities in excess of other assets includes net unrealized depreciation on futures contracts as follows:

Open future contracts outstanding at December 31, 2006:

Number of Contracts	Type	Expiration Date	Value at December 31, 2006	Value at Trade Date	Unrealized Depreciation
	Long Positions:
2	Russell 2000	Mar 07	$794,900	$802,800	$(7,900)

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 was as follows:

Affiliated Money Market Mutual Fund (including 17.0% of collateral received for securities on loan)	22.6%
Banks	5.6
Insurance	5.6
Gas & Pipeline Utilities	4.8
Financial Services	3.7
Machinery	3.7
Chemicals	3.6
Electronics	3.5
Oil, Gas & Consumable Fuels	3.5
Real Estate Investment Trusts	3.4
Metals & Mining	3.1
Electric Utilities	2.5
Computer Services & Software	2.4
Commercial Services & Supplies	2.3
Food Products	2.2

See Notes to Financial Statements

72	THE TARGET PORTFOLIO TRUST

Industrial Products	2.2%
Healthcare Providers & Services	2.1
Aerospace/Defense	1.7
Textiles & Apparel	1.7
Building Products	1.6
Oil & Gas Exploration/Production	1.6
Exchange Traded Funds	1.5
Transportation	1.5
Auto Related	1.4
Consumer Products & Services	1.4
Retail	1.4
Telecommunications	1.4
Commercial Services	1.3
Household Durables	1.3
Manufacturing	1.3
Drugs & Healthcare	1.1
Hotels, Restaurants & Leisure	1.1
Business Services	1.0
Electrical Equipment	1.0
Thrifts & Mortgage Finance	1.0
Energy Equipment & Services	0.9
Media	0.9
Road & Rail	0.9
Airlines	0.8
Computer Hardware	0.8
Healthcare Services	0.8
Home Builders	0.8
Real Estate	0.8
Construction	0.7
Specialty Retail	0.7
Environmental Services	0.6
Retail & Merchandising	0.6
Oil & Gas	0.5
Tobacco	0.5
Conglomerates	0.4
Financial—Bank & Trust	0.4
Healthcare Equipment & Supplies	0.4
Paper & Forest Products	0.4
Semiconductors	0.4
Automobile Manufacturers	0.3
Containers & Packaging	0.3
Diversified Telecommunication Services	0.3
Drugs & Medicine	0.3
Food & Staples Retailing	0.3
Medical Supplies & Equipment	0.3
Multi-Utilities	0.3
Trading Companies & Distributors	0.3
Distribution/Wholesale	0.2
Electronic Components	0.2
Entertainment & Leisure	0.2
Foods	0.2

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	73

Small Capitalization Value Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

Industrial Conglomerates	0.2%
Aerospace	0.1
Beverages	0.1
Biotechnology	0.1
Energy Equipment	0.1
Food—Wholesale	0.1
Household Products	0.1
Internet Services	0.1
Office Equipment	0.1
Pharmaceuticals	0.1
Real Estate Investment Trust—Other REIT	0.1

117.8
Liabilities in excess of other assets	(17.8)

100.0%

See Notes to Financial Statements

74	THE TARGET PORTFOLIO TRUST

Portfolio of Investments As of December 31, 2006	International Equity Portfolio

SHARES	DESCRIPTION	VALUE (NOTE 1)

	LONG-TERM INVESTMENTS—99.7%

	Common Stocks

	Australia—1.9%
59,700	AWB Ltd.	$145,099
146,000	Bluescope Steel Ltd.	990,056
44,900	Commonwealth Bank of Australia	1,748,500
278,900	Qantas Airways Ltd.	1,149,562
56,600	Santos Ltd.	440,483
238,000	Telestra Corp. Ltd.	777,745

		5,251,445

	Austria—0.4%
17,200	Boehler-Uddeholm AG*	1,205,624

	Belgium—0.7%
10,300	Dexia	282,127
37,500	Fortis	1,599,894

		1,882,021

	Brazil—0.7%
43,700	Empresa Brasileira de Aeronautica SA, ADR	1,810,491

	Canada—2.6%
56,600	Canadian Natural Resources Ltd.	3,016,499
88,800	Rogers Communications, Inc. (Class B Stock)	2,642,336
41,700	Shaw Communications, Inc. (Class B Stock)	1,319,853

		6,978,688

	China—5.4%
1,611,900	China Merchants Bank Co., Ltd.	3,415,157
656,700	China Merchants Holdings International Co. Ltd.	2,686,354
291,300	China Mobile Ltd.	2,510,991
1,443,411	China Overseas Land and Investment Ltd.	1,925,657
4,236,543	China Petroleum & Chemical Corp.	3,924,744

		14,462,903

	Denmark—1.4%
21,000	Danske Bank SA	933,118
34,708	Novo Nordisk SA (Class B Stock)	2,890,900

		3,824,018

	Finland—0.7%
34,300	Rautaruukki OYJ	1,365,118
35,000	Stora Enso OYJ (Class R Stock)	554,419

		1,919,537

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	75

International Equity Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

SHARES	DESCRIPTION	VALUE (NOTE 1)

	France—9.6%
12,375	Air Liquide	$2,938,766
320	Arkema	16,445
23,900	BNP Paribas	2,607,531
39,300	Carrefour SA	2,383,264
4,200	Ciments Francais*	806,679
6,100	CNP Assurances	681,222
16,000	Compagnie Generale des Establissements Michelin (Class B Stock)	1,531,252
32,000	Credit Agricole SA	1,345,812
123,000	France Tele SA	3,401,558
62,400	JC Decaux SA*	1,785,799
27,611	LVMH Moet Hennessy Louis Vuitton	2,913,998
23,000	Natixis	646,083
15,000	PSA Peugeot Citroen SA	993,994
11,300	Rallye SA	612,024
8,200	Renault SA*	985,018
5,900	Schneider Electric SA	654,993
4,700	Societe Generale	797,862
12,800	Total SA	923,398

		26,025,698

	Germany—7.1%
53,746	Adidas AG	2,676,835
24,500	BASF AG	2,388,390
17,900	Deutsche Bank AG*	2,394,543
14,000	Deutsche Boerse AG*	2,576,569
20,300	E.ON AG	2,755,527
17,900	MAN AG*	1,617,628
37,200	SAP AG	1,976,994
45,400	ThyssenKrup AG	2,138,903
31,100	TUI AG	621,549

		19,146,938

	Greece—0.8%
56,135	OPAP SA	2,169,669

	Hong Kong—2.3%
1,150,400	Chaoda Modern Agriculture Holdings Ltd.*	739,392
200,000	Citic Pacific Ltd.	687,824
341,300	Hong Kong Exchanges and Clearing Ltd.	3,736,253
159,280	Orient Overseas International Ltd.*	1,011,329

		6,174,798

	Ireland—0.3%
31,300	Irish Life & Permanent PLC	863,534

See Notes to Financial Statements

76	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Israel—2.1%
62,300	Amdocs Ltd.*	$2,414,125
102,700	Teva Pharmaceutical Industries Ltd., ADR	3,191,916

		5,606,041

	Italy—2.6%
42,700	Benetton Group SpA	815,051
158,800	Eni SpA	5,341,197
36,100	San Paolo-IMI SpA	838,704

		6,994,952

	Japan—17.8%
4,650	Aiful Corp.	130,391
30,300	Alpine Electronics, Inc.	452,504
37,000	Alps Electric Co. Ltd.	401,032
31,700	Asahi Breweries Ltd.	506,567
92,000	Asahi Kasei Corp.	603,173
323,476	Bank of Yokohama Ltd. (The)	2,526,348
28,700	Capcom Co. Ltd.	515,326
178,000	Cosmo Oil Co. Ltd.	722,778
53,000	Daiwa Securities Group, Inc.	593,187
145,000	Denki Kagaku Kogyo Kabushiki Kiasha	601,704
15,300	Fanuc Ltd.	1,501,569
62,000	Fuji Heavy Industries Ltd.	318,271
102,000	Hitachi Ltd.	635,347
30,100	Hokkaido Electric Power Co., Inc.	768,733
41,300	Hokuetsu Paper Mills Ltd.	232,155
48,200	Honda Motor Co. Ltd.	1,902,414
38,000	Hosiden Corp.	407,783
94,700	Kaken Pharmaceutical Co. Ltd.	738,566
35,000	Kansai Electric Power Co., Inc. (The)	942,201
143,600	Komatsu Ltd.	2,906,446
190,800	Kurabo Industries Ltd.	493,334
23,600	Kyushu Electric Power Co., Inc.	622,357
187,000	Marubeni Corp.	947,429
135,500	Mitsubishi Chemical Holdings Corp.	853,220
130,000	Nippon Oil Corp.	869,367
200	Nippon Paper Group, Inc.	753,156
270	Nippon Telegraph and Telephone Corp.	1,331,502
25,400	Nipro Corp.	464,680
115,100	Nissan Motor Co. Ltd.	1,388,878
43,600	Nomura Holdings, Inc.	822,503
93,700	NSK Ltd.	923,056
900	NTT Docomo, Inc.	1,424,097
103,000	Oji Paper Co. Ltd.	545,680
11,600	Ono Pharmaceutical Co. Ltd.	611,973
269,800	Osaka Gas Co. Ltd.	1,002,809
66,100	Rengo Co. Ltd.	422,014
35,300	Ricoh Co. Ltd.	718,895
18,400	Sanyo Electric Credit Co. Ltd.	273,867

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	77

International Equity Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Japan (cont’d.)
37,800	Secom Co. Ltd.	$1,957,075
146,800	Sharp Corp.	2,524,090
103,200	Shiseido Co. Ltd.	2,234,098
12,100	Takefuji Corp.	478,629
82,000	Tanabe Seiyaku Co. Ltd.	1,072,305
24,600	Tohoku Electric Power Co., Inc.	614,885
45,000	Toppan Printing Co. Ltd.	495,766
83,800	Toyota Motor Corp.	5,608,483
15,575	Yamada Denki Co., Ltd	1,322,027

		48,182,670

	Korea—1.9%
31,470	Hyundai Motor Co.	2,274,276
53,860	Shinhan Financial Group Co. Ltd.*	2,750,914

		5,025,190

	Mexico—2.3%
73,200	America Movil SA de CV, ADR, Series L	3,310,104
654,000	Wal-Mart de Mexico SA de CV	2,877,406

		6,187,510

	Netherlands—2.8%
29,569	ABN AMRO Holding NV	950,439
59,700	ING Groep NV, ADR	2,647,116
84,200	Koninklijke (Royal) KPN NV	1,197,062
41,600	Royal Dutch Shell (Class A Stock)	1,467,299
22,000	Schlumberger Ltd.	1,389,520

		7,651,436

	Norway—0.6%
52,500	Norsk Hydro, ASA	1,629,258

	Portugal—0.3%
151,000	Energias de Portugal SA*	765,415

	Russia—0.7%
19,900	Lukoil, ADR	1,750,205

	Singapore—0.5%
432,400	MobileOne Ltd.*	604,534
281,000	Neptune Orient Lines Ltd.	381,385
41,000	Singapore Airlines Ltd.	466,874

		1,452,793

	Spain—2.2%
58,900	Banco Bilbao Vizcaya Argentaria SA	1,418,172
60,300	Banco Santander Central Hispano SA	1,125,526

See Notes to Financial Statements

78	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Spain (cont’d.)
34,924	Endesa SA	$1,651,807
33,600	Repsol YPF SA	1,162,062
27,000	Telefonica SA	574,536

		5,932,103

	Sweden—1.3%
34,200	Electrolux AB, Series B	684,405
34,200	Husqvarna AB (Class B Shares)	534,535
146,400	Nordea Bank AB	2,256,107

		3,475,047

	Switzerland—9.3%
17,300	Credit Suisse Group*	1,210,361
2,000	Georg Fischer AG*	1,295,856
2,200	Givaudan SA	2,036,602
55,950	Novartis AG	3,225,677
1,900	Rieter Holdings AG	994,050
21,900	Roche Holding AG	3,927,083
38,200	Swiss Re	3,247,862
3,400	Swisscom AG	1,287,033
3,800	Syngenta AG	706,984
76,700	UBS AG	4,661,169
3,300	Verwaltungs Und Privat Bank AG*	880,181
5,900	Zurich Financial Services AG*	1,588,182

		25,061,040

	United Kingdom—21.4%
30,000	Alliance & Leicester PLC	668,455
13,100	AstraZeneca PLC	703,824
115,800	Aviva PLC	1,863,756
384,100	Barclays PLC	5,490,044
147,200	BP PLC	1,635,620
137,900	Bradford & Bingley PLC	1,269,702
453,600	BT Group PLC	2,677,744
123,700	Cadbury Schweppes PLC	1,323,636
48,300	Carnival PLC	2,447,485
48,200	Dairy Crest Group PLC*	640,804
285,600	DSG International PLC	1,070,867
185,400	GKN PLC*	1,009,167
24,600	GlaxoSmithKline PLC	647,356
101,700	Hanson PLC	1,534,271
128,000	HBOS PLC	2,837,037
80,600	Interserve PLC	632,831
534,196	Kingfisher PLC	2,494,581
286,800	Legal & General PLC	884,440
354,200	Lloyds TSB Group PLC	3,963,450
82,700	Next PLC	2,914,652
184,500	Northern Foods PLC	414,532
159,400	Northumbrian Water Group PLC	955,033

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	79

International Equity Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

SHARES	DESCRIPTION	VALUE (NOTE 1)
	United Kingdom (cont’d.)
366,300	Old Mutual PLC*	$1,249,736
64,200	Reckitt Benckiser PLC	2,933,895
40,400	Rio Tinto PLC	2,150,005
264,600	Royal & Sun Alliance Insurance Group PLC	790,075
73,212	Royal Dutch Shell PLC (Class B Stock)	2,565,925
130,028	SABmiller PLC	2,991,461
40,100	Tate & Lyle PLC	603,388
146,100	Taylor Woodrow PLC	1,219,336
54,900	TT Electronics PLC*	279,482
725,100	Vodafone Group PLC	2,008,921
100,284	Vodafone Group PLC, ADR	2,785,889

		57,657,400

	Total long-term investments (cost $204,430,510)	269,086,424

	SHORT-TERM INVESTMENT—0.4%

	Affiliated Money Market Mutual Fund
1,202,528	Dryden Core Investment Fund—Taxable Money Market Series (cost $1,202,528; Note 3)(w)	1,202,528

	Total Investments(o)—100.1% (cost $205,633,038; Note 5)	270,288,952
	Liabilities in excess of other assets(x)—(0.1%)	(246,800)

	Net Assets—100%	$270,042,152

*	Non-income producing security.

The following abbreviations are used in portfolio descriptions:

ADR—American Depositary Receipt

(o)	As of December 31, 2006, 68 securities representing $80,529,343 and 29.82% of the total market value were fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

See Notes to Financial Statements

80	THE TARGET PORTFOLIO TRUST

(x)	Liabilities in excess of other assets includes net unrealized depreciation on forward foreign currency contracts as follows:

Forward foreign currency exchange contracts outstanding at December 31, 2006:

Purchase Contracts	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Depreciation
Korean Won Expiring 01/12/07	KRW	1,975,100	$2,153,190	$2,123,763	$(29,427)

Sale Contracts	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Depreciation
Euros, Expiring 04/04/07	EUR	8,030	$10,277,356	$10,644,915	$(367,559)
Korean Won Expiring 01/12/07	KRW	1,975,100	2,056,325	2,124,403	(68,078)
Mexican Peso Expiring 06/06/07	MXN	69,000	6,218,037	6,339,097	(121,060)

			$18,551,718	$19,108,415	$(556,697)

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 was as follows:

Industry
Financial—Bank & Trust	8.9%
Commercial Banks	8.6
Telecommunications	7.5
Oil, Gas & Consumable Fuels	7.4
Pharmaceuticals	5.8
Automobile Manufacturers	5.0
Insurance	3.8
Chemicals	3.5
Diversified Operations	3.3
Machinery	2.5
Electronic Components	2.5
Retail	2.0
Consumer Products & Services	1.8
Food Products	1.7
Metals & Mining	1.7
Diversified Telecommunication Services	1.7
Financial Services	1.6
Oil & Gas	1.6
Building Products	1.5
Media	1.5
Energy Equipment & Services	1.5
Banks	1.4
Auto Parts & Related	1.4
Beverages	1.3
Retail & Merchandising	1.1
Utilities	1.0
Diversified Financial Services	1.0
Forest & Paper Products	0.9
Entertainment & Leisure	0.9

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	81

International Equity Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

Industry
Electric Utilities	0.9%
Household Durables	0.9
Household & Personal Products	0.8
Electric	0.8
Entertainment	0.8
Diversified Metals	0.8
Computer Services & Software	0.7
Real Estate	0.7
Multi-Line Retail	0.7
Aerospace	0.7
Advertising	0.7
Airlines	0.6
Telecom—Cellular	0.5
Transportation	0.5
Affiliated Money Market Mutual Fund	0.4
Gas Utilities	0.4
Iron / Steel	0.4
Water Utilities	0.3
Trading Companies & Distributors	0.3
Metals	0.3
Building Materials	0.3
Farming & Agriculture	0.3
Office Equipment	0.3
Agriculture/Heavy Equipment	0.3
Medical—Wholesale Drug Distribution	0.3
Holding Companies—Diversified	0.3
Multi-Line Insurance	0.2
Foods	0.2
Hotels, Restaurants & Leisure	0.2
Software	0.2
Commercial Services	0.2
Textiles	0.2
Healthcare Equipment & Supplies	0.2
Electronics	0.2
Agriculture	0.1

100.1
Liabilities in excess of other assets	(0.1)

100.0%

See Notes to Financial Statements

82	THE TARGET PORTFOLIO TRUST

Portfolio of Investments As of December 31, 2006	International Bond Portfolio

PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)

		LONG-TERM INVESTMENTS—187.2%

		FOREIGN BONDS—90.1%

		Austria—1.8%
EUR	560	Austrian Government International Bond 4.00%, 07/15/09	$740,851

		Belgium—3.6%
EUR	1,100	Belgium Government Bond 4.25%, 09/28/14	1,478,230

		Canada—0.3%
CAD	100	Province of Ontario, Debs. 6.20%, 06/02/31	106,062

		Denmark—0.5%
DKK	1,100	Denmark Government Bond 6.00%, 11/15/11	212,225

		Finland—11.7%
EUR	2,010	Finnish Government Bond 4.25%, 07/04/15	2,709,169
EUR	1,450	5.375%, 07/04/13	2,067,860

			4,777,029

		France—5.5%
EUR	80	Credit Suisse Group Capital Guernsey V Ltd.(c) 6.905%, 12/29/49	116,428
EUR	1,280	French Government Bond 5.75%, 10/25/32	2,117,952

			2,234,380

		Germany—11.3%
EUR	100	Deutsche Bundesrepublik 4.25%, 01/04/14	134,328
EUR	100	4.75%, 07/04/34	145,931
EUR	1,000	5.00%, 01/04/12	1,382,615
EUR	660	5.63%, 01/04/28	1,054,711
EUR	900	6.25%, 01/04/24-01/04/30	1,508,375
EUR	300	Deutsche Genossenschafts-Hypothekenbank 5.75%, 01/22/07	396,348

			4,622,308

		Ireland—0.9%
EUR	188	Atlantes Mortgage PLC, Series 1, Class A(c) 3.769%, 01/17/36	249,629

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	83

International Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)

		Ireland (cont’d.)
EUR	100	German Postal Pensions Securitisation PLC 3.375%, 01/18/16	$124,203

			373,832

		Italy—0.6%
EUR	190	Argo Mortgages Series L, Series 1, Class A(c) 3.81%, 10/28/36	251,892

		Japan—25.6%
	500	Development Bank of Japan 4.25%, 06/09/15	472,381
JPY	187,000	Japanese Government Bonds 0.60%, 03/20/09	1,563,246
JPY	100,000	1.10%, 12/10/16	835,368
JPY	34,000	1.20%, 09/20/12	283,623
JPY	170,000	1.50%, 03/20/11-03/20/15	1,434,463
JPY	1,000	1.55%, 02/21/12	8,500
JPY	260,000	1.60%, 06/20/14-09/20/14	2,197,391
JPY	110,000	1.70%, 09/20/16	926,362
JPY	109,600	2.30%, 05/20/30-06/20/35	932,635
JPY	50,000	2.40%, 03/20/34	430,812
JPY	160,000	2.50%, 09/20/35-06/20/36	1,404,589

			10,489,370

		Netherlands —7.2%
EUR	500	Arena BV, Series 2003-I, Class A2 4.30%, 05/19/55	661,436
EUR	70	Deutsche Telekom International Finance BV 7.50%, 01/24/33	118,890
EUR	484	Dutch MBS BV, Series X, Class A(c) 3.343%, 10/02/49	642,264
EUR	600	Netherlands Government Bond 3.75%, 07/15/09	789,145
EUR	400	7.50%, 01/15/23	738,697

			2,950,432

		Spain—5.3%
EUR	1,600	Spanish Government Bond 4.40%, 01/31/15	2,170,787

		United Kingdom—15.8%
EUR	500	Chester Asset Receivables Dealings No 11, Series A 6.125%, 12/15/12	702,278

See Notes to Financial Statements

84	THE TARGET PORTFOLIO TRUST

PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)

		United Kingdom (cont’d)
EUR	60	Hilton Group Finance PLC 6.50%, 07/17/09	$82,260
EUR	900	Inter-American Development Bank 5.50%, 03/30/10	1,243,192
CAD	100	National Grid PLC 4.98%, 06/22/11	86,959
EUR	500	Permanent Financing PLC, Series 4A1(c) 5.10%, 06/11/09	663,104
	300	Royal Bank of Scotland PLC, 144A(c) 5.424%, 07/21/08	300,184
GBP	425	United Kingdom Treasury Stock 4.75%, 06/07/10	823,068
GBP	100	5.00%, 09/07/14	197,736
GBP	1,200	5.75%, 12/07/09	2,388,111

			6,486,892

		UNITED STATES BONDS—97.1%

		Asset Backed Securities—4.1%
	5	CIT Group Home Equity Loan Trust, Series 2002-1, Class AV(c) 5.61%, 03/25/33	5,123
EUR	650	Citibank Credit Card Issuance Trust, Series 2001-A4, Class A4 5.375%, 04/10/13	895,152
EUR	550	MBNA Credit Card Master Note Trust 5.60%, 02/17/12	770,596

			1,670,871

		Collateralized Mortgage Obligations—1.4%
	359	Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Class 1A1(c) 4.90%, 10/25/35	355,092
	56	Fannie Mae Whole Loan, Series 2004-W12, Class 1A1 6.00%, 07/25/44	56,515
	104	Federal Home Loan Mortgage Corp., Series R006, Class ZA 6.00%, 04/15/36	103,220
	60	GMAC Mortgage Corp Loan Trust, Series 2004-J4, Class A1 5.50%, 09/25/34	59,242

			574,069

		Corporate Bonds—8.1%
	100	Avon Products, Inc., Sr. Unsec’d. Notes 5.13%, 01/15/11	99,049

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	85

International Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)

		Corporate Bonds (cont’d.)
EUR	300	Chase Credit Card Master Trust 5.00%, 12/15/10	$400,990
	100	Exelon Corp., Notes 4.90%, 06/15/15	94,322
	100	Federated Department Stores, Notes 6.30%, 04/01/09	101,667
	100	Ford Motor Credit Co., Notes 7.875%, 06/15/10	100,831
	100	GMAC LLC, Sr. Unsec’d. Notes 6.00%, 12/15/11	99,565
CAD	100	Goldman Sachs Group, Inc., Sr. Unsec’d. Notes 5.25%, 06/01/16	87,963
	400	HSBC Holdings PLC, Sub. Notes 6.50%, 05/02/36	430,308
	100	Istar Financial, Inc., Sr. Unsec’d. Notes 5.15%, 03/01/12	97,253
	100	Johnson Controls, Inc., Sr. Notes 5.25%, 01/15/11	99,212
	100	J.P. Morgan Chase Capital, Sr. Sub. Notes 6.55%, 09/29/36	103,261
EUR	100	Mizuho Financial Group Cayman Ltd., Gtd. Notes 4.75%, 04/15/14	133,134
	200	Mizuho Investment, Bonds, 144A(c) 9.87%, 12/29/49	211,943
	100	Mizuho Preferred Capital Co. LLC, Bonds, 144A(c) 8.79%, 12/29/49	104,597
	100	Rabobank Cap Fund Trust III, Sub. Notes, 144A(c) 5.254%, 12/29/49	96,416
EUR	50	RBS Capital Trust, Gtd. Notes(c) 6.467%, 12/29/49	72,015
	100	Sabre Holdings Corp., Notes 7.35%, 08/01/11	96,654

See Notes to Financial Statements

86	THE TARGET PORTFOLIO TRUST

PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)

		Corporate Bonds (cont’d)
	200	SB Treasury Co. LLC, Bonds, 144A 9.40%, 12/29/49	$210,504
	100	SMFG Preferred Capital, Bonds, 144A 6.078%, 12/25/49	99,290
EUR	250	Student Loan Marketing Assoc. 3.80%, 12/15/33	325,375
	100	Viacom, Inc., Sr. Notes 5.75%, 04/30/11	100,051
EUR	100	Zurich Finance USA, Inc., Gtd. Notes 5.75%, 10/02/23	141,071

			3,305,471

		U.S. Government Agency Obligations—0.2%
	92	Small Business Administration Participation Certificates, Series 2005-20, Class 1 4.84%, 05/01/25	89,656

		U.S. Government Mortgage Backed Obligations—61.2%
	608	Federal National Mortgage Assoc. 5.50%, 04/01/33-05/01/35	602,776
	22,000	6.00%, TBA	22,144,364
	2,000	6.50%, TBA	2,037,500
	200	8.95%, 02/12/18	266,377

			25,051,017

		U.S. Treasury Obligations—22.1%
	200	U.S. Treasury Bonds 6.125%, 11/15/27	232,047
	800	8.75%, 05/15/17	1,058,375
	1,200	8.875%, 02/15/19	1,640,813
	200	U.S. Treasury Inflationary Bonds, TIPS 0.875%, 04/15/10	201,964
	200	1.625%, 01/15/15	198,943
	200	1.875%, 07/15/15	198,838
	1,400	U.S. Treasury Notes 3.875%, 05/15/10	1,364,180
	4,200	4.625%, 11/15/16	4,172,439

			9,067,599

		Total long-term investments (cost $74,794,076)	76,652,973

	Shares	SHORT-TERM INVESTMENTS—11.8%

		Affiliated Money Market Mutual Fund—2.8%
	1,132,413	Dryden Core Investment Fund—Taxable Money Market Series(w) (cost $1,132,413; Note 3)	1,132,413

PRINCIPAL AMOUNT (000)#		Foreign Treasury Obligation—8.0%
EUR	2,500	Dutch Treasury Certificate 3.42%, 02/28/07 (cost $3,269,945)	3,282,325

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	87

International Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		U.S. Treasury Obligations—0.5%
	210	U.S. Treasury Bills(k)(n) 4.89%, 03/15/07 (cost $207,954)	$207,997

		Certificates of Deposit—0.5%
	200	Countrywide Bank NA(c) 5.38%, 08/16/07 (cost $199,987)	199,980

	Contracts/ Notional Amounts (000)	OUTSTANDING OPTIONS PURCHASED
		Call Options
	4,000	FNCL, expiring 03/06/07, Strike price $106.00	124
JPY	400	Currency option on 3 Month LIBOR, expiring 12/07/07, Strike price $116.00	7,319
	3,000	Swap on 3 Month LIBOR, expiring 07/05/07 @ 4.90%	8,960
	2,000	Swap on 3 Month LIBOR, expiring 03/08/07 @ 5.00%	2,822
	3,000	U.S. Treasury Note Futures, expiring 02/23/07, Strike price $114.00	469

			19,694

		Put Options
	29,000	Eurodollar Futures, expiring 06/18/07, Strike price $91.25	181
	26,000	Eurodollar Futures, expiring 03/19/07, Strike price $92.00	162
	19,000	Eurodollar Futures, expiring 09/17/07, Strike price $90.75	119
	16,000	FNCL, expiring 03/06/07, Strike price $91.00	1,024
	3,000	FNCL, expiring 03/06/07, Strike price $91.88	165
	1,400	10 Yr. Euro-Bond Futures, expiring 02/21/07, Strike price $113.00	370

			2,021

		Total outstanding options purchased (cost $27,070)	21,715

		Total short-term investments (cost $4,837,369)	4,844,430

		Total Investments, Before Outstanding Options Written and Securities Sold Short—199.0% (cost $79,631,445; Note 5)	81,497,403

See Notes to Financial Statements

88	THE TARGET PORTFOLIO TRUST

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

	SECURITIES SOLD SHORT—(31.8)%

	U.S. Government Mortgage Backed Obligations—(14.6)%
6,000	Federal National Mortgage Assoc. 5.00%, TBA	$(5,792,812)
200	Federal National Mortgage Assoc. 5.50%, TBA	(197,625)

		(5,990,437)

	U.S. Treasury Obligations—(17.2)%
1,760	U.S. Treasury Notes 4.50%, 02/15/16	(1,731,949)
4,200	U.S. Treasury Notes 4.625%, 11/15/16	(4,172,440)
1,100	U.S. Treasury Notes 5.125%, 05/15/16	(1,133,043)

		(7,037,432)

	Total securities sold short (proceeds $13,133,359)	(13,027,869)

Contracts/ Notional Amounts (000)	OUSTANDING OPTIONS WRITTEN
	Call Options
1,500	10 Yr. Euro-Bond Futures, expiring 02/21/07, Strike price $120.00	(198)
700	10 Yr. Euro-Bond Futures, expiring 02/21/07, Strike price $120.50	(92)
200	10 Yr. Euro-Bond Futures, expiring 02/21/07, Strike price $118.50	(185)
1,000	Swap on 3 Month LIBOR, expiring 07/05/07 @ 5.00%	(8,133)
1,000	Swap on 3 Month LIBOR, expiring 03/08/07 @ 5.04%	(4,603)

		(13,211)

	Put Options
300	10 Yr. Euro-Bond Futures, expiring 02/21/07, Strike price $116.00	(2,732)
200	10 Yr. Euro-Bond Futures, expiring 02/21/07, Strike price $115.50	(1,267)

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	89

International Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

CONTRACTS/ NOTIONAL AMOUNTS (000)	DESCRIPTION	VALUE (NOTE 1)

	Put Options (cont’d.)
100	Swap on 10 Yr. Euro-Bond Futures, expiring 02/21/07, Strike price $115.00	$(422)
100	Swap on 10 Yr. Euro-Bond Futures, expiring 02/21/07, Strike price $114.50	(264)

		(4,685)

	Total Outstanding Options Written (premiums received $27,838)	(17,896)

	Total Investments, Net of Outstanding Options Written and Securities Sold Short—167.2%	68,451,638
	Other liabilities in excess of other assets(x)—(67.2%)	(27,507,216)

	Net Assets—100%	$40,944,422

The following abbreviations are used in portfolio descriptions:

# Principal amount is shown in U.S. dollars unless otherwise stated.

144A—Securities were purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

DKK—Danish Krone

EUR—Euro

GBP—British Pound

HUF—Hungarian Forints

JPY—Japanese Yen

KRW—Korean Won

MXN—Mexican Peso

TBA—To Be Announced Security

TIPS—Treasury Inflation Protected Securities

FNCL—Fannie Mae Conventional Loan

(c)	Indicates a variable rate security.
(k)	Securities segregated as collateral for futures contracts.
(n)	Rates shown are the effective yields at purchase date.
(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

See Notes to Financial Statements

90	THE TARGET PORTFOLIO TRUST

(x)	Other liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency contracts, interest rate and credit default swaps as follows:

Open futures contracts outstanding at December 31, 2006:

Number of Contracts	Type	Expiration Month	Value at December 31, 2006	Value at Trade Date	Unrealized Appreciation (Depreciation)
	Long Positions:
6	10 Year Japanese Bond	Mar 07	$6,758,540	$6,766,775	$(8,235)
8	5 Year U.S. Treasury Notes	Mar 07	840,500	840,625	(125)
22	10 Year U.S. Treasury Notes	Mar 07	2,364,313	2,383,579	(19,266)
8	30 Year U.S. Treasury Bonds	Mar 07	891,499	905,655	(14,156)
15	90 Day Euro Dollar	Jun 07	3,553,875	3,553,125	750
21	90 Day Euro Dollar	Sep 07	4,983,038	4,972,013	11,025
3	90 Day Euro Dollar	Mar 08	713,325	714,450	(1,125)
3	Euro Bobl	Mar 07	430,942	436,605	(5,663)
14	Euro Bund	Mar 07	2,144,307	2,195,683	(51,376)

					$(88,171)

Forward foreign currency exchange contracts outstanding at December 31, 2006:

Purchase Contracts	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real, Expiring 05/03/07	BRL	44	$19,592	$20,109	$517
Expiring 06/04/07	BRL	42	18,628	19,007	379
Expiring 06/04/07	BRL	42	18,614	18,988	374
Expiring 06/04/07	BRL	42	18,741	19,130	389
Expiring 06/04/07	BRL	42	18,740	19,112	372
Euros, Expiring 01/23/07	EUR	20	26,666	26,435	(231)
Expiring 01/23/07	EUR	1,964	2,604,195	2,595,909	(8,286)
Korean Won, Expiring 02/09/07	KRW	236,345	252,316	254,358	2,042
Mexican Peso, Expiring 04/18/07	MXN	293	26,372	27,016	644
Expiring 04/18/07	MXN	293	26,365	27,016	651

			$3,030,229	$3,027,080	$(3,149)

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	91

International Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

Sale Contracts	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Canadian Dollars Expiring 01/11/07	CAD	335	$296,460	$287,383	$9,077
Danish Krones, Expiring 03/06/07	DKK	1,225	218,068	217,480	588
Euros, Expiring 01/23/07	EUR	17,973	24,019,029	23,755,741	263,288
Japanese Yen, Expiring 01/25/07	JPY	59,788	513,954	504,288	9,666
Expiring 01/25/07	JPY	12,881	110,230	108,646	1,584
Expiring 02/15/07	JPY	953,806	8,172,585	8,066,006	106,579
Pound Sterling, Expiring 01/11/07	GBP	1,762	3,429,355	3,450,298	(20,943)

			$36,759,681	$36,389,842	$369,839

Interest rate swap agreements outstanding at December 31, 2006:

Counterparty	Termination Date	Notional Amount		Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.(1)	06/20/37		$100,000	5.00%	3 month LIBOR	$(2,225)
Citigroup(1)	06/20/09	AUD	1,200,000	6.00%	6 month Australian Bank Bill rate	(4,620)
Duetsche Bank(1)	06/20/09	AUD	1,200,000	6.00%	6 month Australian Bank Bill rate	(4,665)
Barclays Capital(2)	09/15/17	GBP	200,000	4.50%	6 month LIBOR	8
Morgan Stanley Capital Services, Inc.(2)	06/18/34	GBP	100,000	5.00%	6 month LIBOR	(321)
Goldman Sachs & Co.(2)	12/20/13	JPY	200,000,000	2.00%	6 month LIBOR	(47,702)
Barclays Capital(2)	06/18/34	GBP	100,000	5.00%	6 month LIBOR	6,591
Morgan Stanley Capital Services, Inc.(1)	06/18/34	EUR	300,000	6.00%	6 month Euribor	77,953
Barclays Capital(2)	12/15/35	GBP	300,000	4.00%	6 month LIBOR	6,431
Morgan Stanley Capital Services, Inc.(2)	09/27/16	JPY	100,000,000	1.98%	6 month LIBOR	(17,758)
Morgan Stanley Capital Services, Inc.(1)	09/18/08	JPY	200,000,000	1.00%	6 month LIBOR	540
UBS AG(2)	12/20/13	JPY	60,000,000	2.00%	6 month LIBOR	(14,211)
Goldman Sachs & Co.(1)	03/18/08	JPY	300,000,000	1.00%	6 month LIBOR	3,882
Barclays Capital(2)	09/15/15	GBP	100,000	5.00%	6 month LIBOR	2,431
Morgan Stanley Capital Services, Inc.(1)	06/20/09		$1,800,000	5.00%	3 month LIBOR	(6,145)
Lehman Brothers(2)	06/20/14		$4,200,000	5.00%	3 month LIBOR	34,165
UBS AG(1)	12/19/08		$100,000	5.00%	3 month LIBOR	(53)
Goldman Sachs & Co.(2)	12/15/14	EUR	1,000,000	4.00%	6 month Euribor	11,178

See Notes to Financial Statements

92	THE TARGET PORTFOLIO TRUST

Counterparty	Termination Date	Notional Amount		Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
JP Morgan(2)	10/10/16	HUF	19,000,000	7.72%	6 month LIBOR	$(6,300)
Merrill Lynch & Co.(1)	09/05/16	MXN	4,000,000	8.72%	28 day Mexican interbank rate	11,422
Morgan Stanley Capital Services, Inc.(2)	12/15/35	GBP	100,000	4.00%	6 month LIBOR	1,099
Bank of America Securities LLC(2)	06/20/17		$1,600,000	5.00%	3 month LIBOR	36,730
Barclays Capital(2)	09/27/16	HUF	33,000,000	7.54%	6 month LIBOR	(7,345)
Credit Suisse International(2)	06/15/17	EUR	3,800,000	4.00%	6 month Euribor	87,940
Barclays Capital(2)	06/20/16	JPY	110,000,000	2.00%	6 month LIBOR	(7,267)
Goldman Sachs & Co.(2)	06/20/16	JPY	440,000,000	2.00%	6 month LIBOR	(26,939)
Morgan Stanley Capital Services, Inc.(2)	06/20/16	JPY	100,000,000	2.00%	6 month LIBOR	(6,596)
Morgan Stanley Capital Services, Inc.(2)	06/20/17		$2,900,000	5.00%	3 month LIBOR	61,786
Lehman Brothers(2)	06/20/17		$600,000	5.00%	3 month LIBOR	13,774
JP Morgan(2)	06/20/17		$5,600,000	5.00%	3 month LIBOR	27,691
Duetsche Bank(3)	12/07/07		$300,000	0.288%	CMS 10y-2y	(919)
Bank of America Securities LLC(1)	06/20/37		$100,000	5.00%	3 month LIBOR	(1,446)
Barclays Capital(1)	06/20/37		$300,000	5.00%	3 month LIBOR	(6,682)
Goldman Sachs & Co.(1)	06/20/09		$4,700,000	5.00%	3 month LIBOR	(16,046)
Duetsche Bank(2)	06/20/14		$200,000	5.00%	3 month LIBOR	1,625
Goldman Sachs & Co.(2)	06/20/14		$1,600,000	5.00%	3 month LIBOR	12,999
JP Morgan(2)	12/19/08		$1,900,000	5.00%	3 month LIBOR	5,454
Duetsche Bank(1)	09/15/10	GBP	200,000	5.00%	6 month LIBOR	(5,188)
Barclays Capital(1)	09/15/10	GBP	1,600,000	5.00%	6 month LIBOR	(45,413)
Duetsche Bank(1)	12/19/08		$19,100,000	5.00%	3 month LIBOR	(15,028)
JP Morgan(1)	09/23/16	MXN	1,000,000	8.84%	28 day Mexican interbank rate	6,290
Barclays Capital(1)	06/12/36	GBP	100,000	4.25%	6 month LIBOR	(1,667)
Goldman Sachs & Co.(2)	06/20/10	JPY	150,000,000	2.00%	6 month LIBOR	(9,958)
Goldman Sachs & Co.(1)	09/15/10	GBP	600,000	5.00%	6 month LIBOR	(18,087)
Barclays Capital(1)	06/20/08		$2,400,000	5.00%	3 month LIBOR	(1,659)
Morgan Stanley Capital Services, Inc.(1)	06/15/09	GBP	100,000	5.00%	6 month LIBOR	(1,447)
Duetsche Bank(1)	06/15/09	GBP	100,000	5.00%	6 month LIBOR	(1,505)
Credit Suisse International(2)	06/20/17		$500,000	5.00%	3 month LIBOR	8,833

						$141,630

(1)	Portfolio pays the floating rate and receives the fixed rate.
(2)	Portfolio pays the fixed rate and receives the floating rate.
(3)	Portfolio pays the fixed and receives the difference between the floating rate and the strike price.

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	93

International Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

Credit default swap agreements outstanding at December 31, 2006:

Counterparty	Termination Date	Notional Amount		Fixed Rate	Underlying Bond	Unrealized Appreciation
Credit Suisse International(2)	03/20/11		$100,000	0.16%	Avon Products, 5.125%, due 01/15/11	$(5)
JP Morgan(2)	12/20/16	EUR	100,000	0.85%	Dow Jones CDX iTraxx HiVol Series 6 Version 1 Index	125
Goldman Sachs & Co.(2)	12/20/16	EUR	100,000	0.85%	Dow Jones CDX iTraxx HiVol Series 6 Version 1 Index	85
Duetsche Bank(2)	12/20/16	EUR	100,000	0.85%	Dow Jones CDX iTraxx HiVol Series 6 Version 1 Index	44
Barclays Capital(2)	12/20/16	EUR	100,000	0.85%	Dow Jones CDX iTraxx HiVol Series 6 Version 1 Index	97
Merrill Lynch & Co.(2)	06/20/15		$100,000	0.52%	Exelon Corp., 4.90%, due 06/15/15	(552)
Morgan Stanley Capital Services, Inc.(2)	06/20/09		$100,000	0.23%	Federated Department Stores, Inc., 5.0%, due 07/01/36	(79)
Merrill Lynch & Co.(2)	06/20/07		$100,000	2.31%	Ford Motor Credit Co., 7.875%, due 06/15/10	(555)
UBS AG(2)	06/20/16		$100,000	0.31%	Goldman Sachs Group, Inc., 5.25%, due 06/01/16	50
Credit Suisse International(2)	03/20/12		$100,000	0.45%	iStar Financial, Inc., 5.15%, due 03/01/12	(108)
JP Morgan(2)	03/20/11		$100,000	0.28%	Johnson Controls, Inc., 5.25%, due 01/15/11	(239)
Barclays Capital(2)	06/20/11		$100,000	0.21%	National Grid PLC, 5.0%, due 07/02/18	155
Merrill Lynch & Co.(1)	06/20/07		$100,000	0.41%	Russian Federation, 5.00%, due 3/31/30	105
JP Morgan(2)	09/20/11		$100,000	0.93%	Sabre Holding Corp., 7.35%, due 08/01/11	7,402
Duetsche Bank(1)	09/20/07	JPY	10,000,000	2.30%	Softbank Corp., 1.75%, due 01/31/14	649
Bear Stearns International Ltd.(2)	06/20/11		$100,000	0.47%	Viacom, Inc., 5.75%, due 04/30/11	147

						$7,321

(1)	Portfolio pays the counterparty par in the event that the underlying bond defaults and receives the fixed rate.
(2)	Portfolio pays the fixed rate and receives from the counterparty, par in the event that the underlying bond defaults.

See Notes to Financial Statements

94	THE TARGET PORTFOLIO TRUST

The country breakdown of portfolio holdings and other liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

United States	97.1%
Japan	25.6
United Kingdom	15.8
Finland	11.7
Germany	11.3
Netherlands	7.2
France	5.5
Spain	5.3
Belgium	3.6
Austria	1.8
Ireland	0.9
Italy	0.6
Denmark	0.5
Canada	0.3
Short-Term Investments (including Affiliated Money Market Mutual Fund of 2.8%)	11.8

199.0
Securities sold short and written options	(31.8)
Other liabilities in excess of other assets	(67.2)

100.0%

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	95

Total Return Bond Portfolio	Portfolio of Investments As of December 31, 2006

MOODY’S RATINGS (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

		LONG-TERM INVESTMENTS—121.4%

		Asset-Backed Securities—4.6%
Aaa	88	Argent Securities Inc., Series 2005-W3, Class A2A(c) 5.45%, 11/25/35	$88,135
Aaa	1,414	Honda Auto Receivables Owner Trust, Series 2006-1, Class A2 5.10%, 09/18/08	1,413,281
Aaa	700	MBNA Master Credit Card Trust, Series 2000-D, Class C, 144A 8.40%, 09/15/09	705,750
Aaa	2,610	Nelnet Student Loan Trust, Series 2006-2, Class A1(c) 5.347%, 10/27/14	2,609,522
Aaa	1,600	Nissan Auto Receivables Owner Trust, Series 2006-B, Class A2 5.18%, 08/15/08	1,599,159
Aaa	474	SLC Student Loan Trust, Series 2006-1, Class A1(c) 5.33%, 07/15/36	473,529
Aaa	933	Structured Asset Securities Corp., Series 2005-7XS, Class 2A1A(c) 4.90%, 04/25/35	901,550

		Total asset-backed securities (cost $7,821,545)	7,790,926

		Bank Notes—0.4%
B(d)	600	Ford Motor Co., Term B Notes 8.36%, 11/29/13 (cost $600,000)	600,376

		Collateralized Mortgage Obligations—1.8%
AAA(d)	2	American Housing Trust, Series I, Class 5 8.625%, 08/25/18	2,501
Aaa	129	Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-11, Class 1A1(c) 5.625%, 02/25/33	129,045
Aaa	552	Series 2005-4, Class 23A2(c) 5.39%, 05/25/35	549,741
Aaa	8	Indymac Adjustable Rate Mortgage Trust, Series 2001-H2, Class A1(c) 6.511%, 01/25/32	8,050

See Notes to Financial Statements

96	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

		Collateralized Mortgage Obligations (cont’d.)
Aaa	99	Residential Funding Mortgage Securities, Series 2003-S9, Class A1 6.50%, 03/25/32	$99,136
Aaa	2,156	Washington Mutual, Inc., Series 2003-R1, Class A1(c) 5.59%, 12/25/27	2,155,181

		Total collateralized mortgage obligations (cost $2,955,649)	2,943,654

		Corporate Bonds—11.3%

		Aerospace—0.1%
Baa3	200	Goodrich (BF) Co., Notes 6.29%, 07/01/16	205,606

		Airlines—0.3%
NR	1,000	United Air Lines, Inc., Equipment Trust(g)(i) 10.85%, 02/19/15	455,000

		Automobile Manufacturers—1.3%
Baa1	1,800	DaimlerChrysler NA Holding Corp., Gtd. Notes(c) 5.60%, 03/07/07	1,800,283
Baa1	400	Notes 5.75%, 09/08/11	398,991

			2,199,274

		Financial-Bank & Trust—1.4%
Aa2	1,200	Bank of America Corp., Sr. Notes(c) 5.64%, 10/14/16	1,204,900
Aa2	800	HSBC Bank USA NA, Sr. Notes(c) 5.435%, 09/21/07	800,706
A2	400	VTB Capital SA, Sr. Notes, 144A(c) 5.976%, 08/01/08	400,200

			2,405,806

		Financial Services—3.3%
Aa1	400	CitiFinancial, Notes 6.625%, 06/01/15	429,714
Aaa	3,300	General Electric Capital Corp., Sr. Unsec’d. Notes(c) 5.38%, 10/24/08	3,301,053

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	97

Total Return Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

MOODY’S RATINGS (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

		Financial Services (cont’d.)
Baa1	500	Pemex Project Funding Master Trust, Gtd. Notes 8.00%, 11/15/11	$550,000
Baa1	250	9.125%, 10/13/10	280,375
A1	1,000	Unicredit Luxembourg Finance SA, Sr. Notes, 144A (Luxembourg) 5.426%, 10/24/08	999,974

			5,561,116

		Medical Supplies & Equipment—1.0%
B2	1,600	HCA, Inc., Sec’d. Notes, 144A 9.25%, 11/15/16	1,714,000

		Oil, Gas & Consumable Fuels—0.5%
Baa1	800	Transocean, Inc., Notes(c) 5.566%, 09/05/08	800,482

		Pipelines—0.3%
Caa1	400	El Paso Corp., Sr. Notes 7.80%, 08/01/31	437,000

		Real Estate Investment Trusts—0.1%
Baa2	200	iStar Financial, Inc., Sr. Unsec’d. Notes 5.80%, 03/15/11	200,700

		Telecommunications—2.5%
A2	800	BellSouth Corp., Sr. Unsec’d. Notes(c) 5.474%, 08/15/08	800,465
Baa3	1,600	Embarq Corp., Notes 6.738%, 06/01/13	1,637,613
Ba3	250	Qwest Corp., Debs. 7.50%, 06/15/23	251,875
Ba3	1,500	Sr. Notes 7.625%, 06/15/15	1,605,000

			4,294,953

See Notes to Financial Statements

98	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS (UNAUDITED)	PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)

			Tobacco—0.5%
Ba2		750	Reynolds American, Inc., Gtd. Notes, 144A 7.625%, 06/01/16	$794,651

			Total corporate bonds (cost $19,361,232)	19,068,588

			Foreign Government Bonds—1.8%
Ba3		25	Federal Republic of Brazil 7.875%, 03/07/15	27,850
Ba1		300	Republic of Panama 8.875%, 09/30/27	381,000
Ba1		450	9.375%, 07/23/12	527,625
Ba3		400	Republic of Peru 9.125%, 01/15/08	415,200
Aaa	GBP	700	United Kingdom Treasury Gilt 4.25%, 03/07/11	1,329,487
Aaa	GBP	200	5.75%, 12/07/09	398,019

			Total foreign government bonds (cost $2,847,090)	3,079,181

			Municipal Bonds—2.7%

			California—0.6%
Baa3		500	Golden State Tobacco Securitization Corp., Revenue 6.25%, 06/01/33	558,525
Baa3		400	6.75%, 06/01/39	457,968

				1,016,493

			Georgia—0.3%
Aaa		500	Georgia State Road & Tollway Authority Revenue, Governors Transportation Choices 5.00%, 03/01/21	525,510

			New Jersey—0.9%
Baa3		800	Tobacco Settlement Financing Corp., New Jersey State 6.00%, 06/01/37	868,952
Baa3		500	6.375%, 06/01/32	562,315

				1,431,267

			New York—0.9%
Aaa		1,500	New York City Trust For Cultural Resources, Museum of Modern Art 5.125%, 07/01/31	1,584,930

			Total municipal bonds (cost $3,912,638)	4,558,200

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	99

Total Return Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

MOODY’S RATINGS (UNAUDITED)	PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)

			U.S. Government Mortgage Backed Obligations—62.2%
	76		Federal Home Loan Mortgage Corp. 4.40%, 09/01/35(c)	$74,930
	1,873		5.00%, 09/01/35	1,807,651
	67		5.50%, 04/01/29-06/01/29	67,176
	100		6.00%, 09/01/22	101,175
	57		6.671%, 01/01/24(c)	59,074
	74		7.50%, 09/01/16-07/01/17	77,308
	—	(r)	9.25%, 01/01/10	586
	15,788		Federal National Mortgage Assoc. 4.00%, 08/01/18-06/01/19	14,891,817
	10,999		4.50%, 07/01/20-09/01/35	10,365,143
	458		4.611%, 12/01/34(c)	452,470
	10,968		5.00%, 01/01/19-02/01/36	10,593,479
	20,234		5.50%, 07/01/32-10/01/36	20,005,726
	9,000		5.50%, TBA	8,893,125
	122		5.555%, 05/01/36(c)	123,196
	3,046		6.00%, 11/01/16-01/01/36	3,068,475
	14,000		6.00%, TBA	14,091,868
	222		6.50%, 04/01/21-09/01/21	227,021
	17,000		6.50%, TBA	17,318,750
	164		6.808%, 01/01/20(c)	167,149
	162		Government National Mortgage Assoc. 5.125%, 10/20/26-11/20/29	163,322
	161		5.375%, 02/20/17-02/20/26	163,137
	98		5.75%, 07/20/22-07/20/27	99,622
	986		6.00%, 06/15/36-07/15/36	999,019
	1,000		6.00%, TBA	1,013,750
	92		8.50%, 06/15/30-08/20/30	98,303

			Total U.S. Government mortgage backed obligations (cost $105,454,443)	104,923,272

			U.S. Treasury Obligations—36.6%
			U.S. Treasury Bonds
	1,200		5.25%, 02/15/29	1,258,500
	400		8.125%, 08/15/19	522,594
			U.S. Treasury Inflationary Bonds, TIPS
	2,500		0.875%, 04/15/10, RRB	2,524,554
	600		2.00%, 01/15/26, RRB	573,699
	200		2.375%, 04/15/11, RRB	202,518
	7,300		3.375%, 01/15/07, RRB	9,281,589
	3,700		3.625%, 01/15/08, RRB	4,670,769
	3,650		U.S. Treasury Notes 3.375%, 02/15/08-10/15/09	3,529,394

See Notes to Financial Statements

100	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

		U.S. Treasury Obligations (cont’d.)

	600	3.625%, 01/15/10	$581,485
	1,900	3.75%, 05/15/08	1,870,907
	2,800	3.875%, 09/15/10	2,721,796
	1,050	4.00%, 04/15/10	1,027,442
	2,150	4.25%, 10/15/10-11/15/14	2,092,387
	800	4.50%, 11/15/15	787,687
	5,800	4.625%, 11/15/16	5,761,940
	20,300	4.875%, 08/15/09-08/15/16	20,432,056
	2,700	5.125%, 06/30/11-05/15/16	2,756,093
	2,500	U.S. Treasury Strips, PO 7.25%, 02/15/22	1,184,685

		Total U.S. Treasury obligations (cost $62,136,341)	61,780,095

		Total long-term investments (cost $205,088,938)	204,744,292

		SHORT-TERM INVESTMENTS—18.5%

		Commercial Paper—0.5%
P-1	100	Societe Generale 5.20%, 04/02/07	98,695
P-1	800	Time Warner, Inc. 5.39%, 01/25/07	797,077

		Total commercial paper (cost $895,811)	895,772

		Foreign Treasury Obligations(n)—13.6%
Aaa	EUR 6,600	Bundesobligation, German Bonds (Germany) 3.42%, 02/16/07	8,715,084
Aaa	EUR 1,440	Bundesschatzanweisungen (Germany) 3.51%, 03/23/07	1,896,379
Aaa	EUR 3,220	Dutch Treasury Certificate (Netherlands) 3.54%, 02/28/07	4,227,634
Aaa	EUR 1,910	French Treasury Notes (France) 3.44%, 03/12/07	2,514,554
Aaa	EUR 4,220	German Treasury Bill (Germany) 3.53%, 02/14/07	5,548,418

		Total foreign treasury obligations (cost $22,459,576)	22,902,069

		Repurchase Agreement—1.8%
	3,000	U.S. Treasury Repurchase Agreement, 4.85%, dated 12/29/06, maturing 01/02/07, repurchase price $3,001,617 (cost $3,000,000; collateralized by U.S. Treasury Inflationary Bond, 4.85%, par value $3,050,000, market value $3,061,297)	3,000,000

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	101

Total Return Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

MOODY’S RATINGS (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

		U.S. Treasury Obligations—0.2%
	410	U.S. Treasury Bills(k) 4.805%, 03/15/07	$406,090
	30	4.905%, 03/01/07	29,770

		Total U.S. Treasury obligations (cost $435,764)	435,860

	Shares
		Affiliated Money Market Mutual Fund—2.0%
	3,345,440	Dryden Core Investment Fund—Taxable Money Market Series (cost $3,345,440; Note 3)(w)	3,345,440

	Notional Amount (000)	OUTSTANDING OPTIONS PURCHASED(a)—0.4%
		Call Options—0.2%
	15,000	Eurodollar Futures, expiring 09/17/2007, Strike Price $95.00	6,937
	186,000	Eurodollar Futures, expiring 09/14/2007, Strike Price $95.25	116,250
	36,000	Eurodollar Futures, expiring 09/14/2007, Strike Price $95.00	33,750
	13,400	Swap on 3 Month LIBOR, expiring 07/02/2007, @ 4.90%	40,020
	9,100	Swap on 3 Month LIBOR, expiring 12/20/2007, @ 5.00%	55,515
	16,000	Swap on 3 Month LIBOR, expiring 07/02/2007, @ 5.37%	125,904
	2,100	Swap on 3 Month LIBOR, expiring 04/27/2009, @ 5.75%	186,952
	9,200	U.S. Treasury Note Futures, expiring 02/23/2007, Strike Price $114.00	1,438

			566,766

		Put Options—0.2%
	35,300	5 year U.S. Treasury Note Futures, expiring 02/23/2007, Strike Price $102.50	5,516
	16,700	5 year U.S. Treasury Note Futures, expiring 02/23/2007, Strike Price $102.00	2,609
	275,000	Eurodollar Futures, expiring 03/17/2008, Strike Price $91.75	1,719

See Notes to Financial Statements

102	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS (UNAUDITED)	Notional Amount (000)	DESCRIPTION	VALUE (NOTE 1)

		Put Options (cont’d.)
	2,100	Swap on 3 Month LIBOR, expiring 04/27/2009, @ 6.25%	$38,300

			48,144

		Total outstanding options purchased (cost $629,557)	614,910

		Total short-term investments (cost $30,766,148)	31,194,051

		Total Investments, Before Outstanding Options Written and Securities Sold Short—139.9% (cost $235,855,086; Note 5)	235,938,343

	Principal Amount (000)#	SECURITIES SOLD SHORT—(26.9)%
		U.S. Government Agency Obligation—(17.0)%
	29,000	Federal National Mortgage Assoc. 5.50%, TBA	(28,646,548)

		U.S. Treasury Obligations—(9.9)%
	2,100	U.S. Treasury Notes 3.625%, 05/15/13	(1,978,677)
	8,800	4.125%, 05/15/15	(8,449,716)
	750	4.375%, 05/15/07	(748,125)
	3,700	4.75%, 05/15/14	(3,709,539)
	1,700	6.00%, 08/15/09	(1,751,331)

			(16,637,388)

		Total securities sold short (proceeds received $45,726,009)	(45,283,936)

	Notional Amount (000)	OUSTANDING OPTIONS WRITTEN(a)—(0.1)%
		Call Options
	5,800	Swap on 3 Month LIBOR, expiring 07/02/2007@ 5.00%	(47,173)
	4,000	Swap on 3 Month LIBOR, expiring 12/20/2007, @ 5.15%	(60,786)
	5,200	Swap on 3 Month LIBOR, expiring 07/02/2007, @ 5.50%	(138,871)

		Total outstanding options written (premiums received $165,270)	(246,830)

		Total Investments, Net of Outstanding Options Written and Securities Sold Short—112.9%	190,407,577
		Other liabilities in excess of other assets(x)—(12.9%)	(21,750,478)

		Net Assets—100%	$168,657,099

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	103

Total Return Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

The following abbreviations are used in portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

AUD—Australian Dollar

EUR—Euro

GBP—British Pound

JPY—Japanese Yen

NR—Not Rated by Moody’s or Standard & Poor’s

PO—Principal Only

RRB—Real Return Bonds

RUB—Russian Ruble

TBA—Securities Purchased on a Forward Commitment Basis

TIPS—Treasury Inflation Protected Securities

# Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	Non-income producing security.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(g)	Indicates a security that has been deemed illiquid.
(i)	Represents issuer in default on interest payments. Non-income producing security.
(k)	Securities segregated as collateral for futures contracts.
(n)	Rates shown are the effective yields at purchase date.
(r)	Less than $1,000 par.
(w)	Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(x)	Other liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency contracts, interest rate and credit default swaps as follows:

Open futures contracts outstanding at December 31, 2006:

Number of Contracts	Type	Expiration Date	Value at December 31, 2006	Value at Trade Date	Unrealized Appreciation (Depreciation)
Long Positions:
520	5 Year U.S. Treasury Notes	Dec 07	$54,632,500	$54,922,422	$(289,922)
15	90 Day Euro Dollar	Jun 07	3,553,875	3,562,125	(8,250)
95	90 Day Euro Dollar	Sep 07	22,542,313	22,558,401	(16,088)
102	90 Day Euro Dollar	Dec 07	24,237,750	24,274,375	(36,625)
96	90 Day Euro Dollar	Jun 08	22,832,400	22,885,500	(53,100)
70	90 Day Euro EURIBOR	Jun 07	22,164,049	22,204,400	(40,351)
26	90 Day Sterling	Jun 07	6,013,451	6,027,989	(14,538)
62	90 Day Sterling	Sep 07	14,341,286	14,376,922	(35,636)
49	90 Day Sterling	Dec 07	11,335,441	11,356,244	(20,803)

					(515,313)

Short Positions:
157	10 Year U.S. Treasury Notes	Mar 07	16,872,594	17,069,438	196,844
43	30 Year U.S. Treasury Bonds	Mar 07	4,791,812	4,875,336	83,524

					280,368

					$(234,945)

See Notes to Financial Statements

104	THE TARGET PORTFOLIO TRUST

Forward foreign currency exchange contracts outstanding at December 31, 2006:

Purchase Contract	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized (Depreciation)
Japanese Yen,
Expiring 01/25/07	JPY	437,000	$3,708,535	$3,685,920	$(22,615)
Expiring 02/15/07	JPY	158,429	1,374,000	1,339,776	(34,224)
Russian Ruble
Expiring 09/19/07	RUB	29,050	1,109,000	1,105,455	(3,545)

			$6,191,535	$6,131,151	$(60,384)

Sale Contracts	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Euros,
Expiring 01/23/07	EUR	4,196	$5,563,749	$5,546,046	$17,703
Expiring 01/23/07	EUR	3,200	4,223,520	4,229,587	(6,067)
Expiring 01/23/07	EUR	8,298	10,872,513	10,967,848	(95,335)
Expiring 01/23/07	EUR	465	616,160	614,612	1,548
Japanese Yen,
Expiring 02/15/07	JPY	155,256	1,330,294	1,312,946	17,348
Pound Sterling,
Expiring 01/11/07	GBP	1,088	2,117,558	2,130,490	(12,932)

			$24,723,794	$24,801,529	$(77,735)

Interest rate swap agreements outstanding at December 31, 2006:

Counter Party	Termination Date	Notional Amount		Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co.(1)	06/20/37		$3,900,000	5.00%	3 Month LIBOR	$(86,784)
Deutsche Bank(1)	06/20/37		$7,200,000	5.00%	3 Month LIBOR	(181,910)
UBS AG(1)	06/18/09		$19,000,000	5.00%	3 Month LIBOR	44,833
Bank of America, N.A.(1)	06/15/35		$900,000	6.00%	3 Month LIBOR	91,501
Deutsche Bank(2)	12/15/35	GBP	700,000	4.00%	6 Month LIBOR	(5,056)
UBS AG(1)	10/15/10	EUR	200,000	2.15%	FRC—Excluding Tobacco—Non- Revised Consumer Price Index	3,875
Deutsche Bank(1)	06/15/17	AUD	2,600,000	6.00%	6 month Australian Bank Bill rate	(33,554)
Deutsche Bank(2)	06/20/17		$5,800,000	5.00%	3 Month LIBOR	130,082
Merrill Lynch & Co.(2)	06/20/16	JPY	90,000,000	2.00%	6 Month LIBOR	(3,470)
Barclays Capital(2)	06/20/16		JPY 40,000,000	2.00%	6 Month LIBOR	(2,642)
Citigroup(2)	06/20/17		$2,500,000	5.00%	3 Month LIBOR	52,826
Barclays Capital(1)	09/15/10	GBP	800,000	5.00%	6 Month LIBOR	(22,872)
Barclays Capital(1)	06/15/09		GBP 900,000	5.00%	6 Month LIBOR	(11,678)

						$(24,849)

(1)	Porfolio pays the floating rate and receives the fixed rate.
(2)	Portfolio pays the fixed rate and receives the floating rate.

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	105

Total Return Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

Credit default swap agreements outstanding at December 31, 2006:

Counter Party	Termination Date	Notional Amount	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co.(1)	12/20/08	$500,000	0.26%	Allstate Corp., 6.125%, due 02/15/12	$(1,970)
Goldman Sachs(1)	07/25/45	100,000	0.54%	ABX.HE.A Index	(375)
Bear Stearns International Ltd.(1)	07/25/45	4,000,000	0.54%	ABX.HE.A Index	(12,497)
UBS AG(1)	07/25/45	1,000,000	0.54%	ABX.HE.A Index	(1,886)
Lehman Brothers(2)	03/20/08	2,300,000	0.06%	AIG Corp., 5.6%, due 10/18/16	1,005
Merrill Lynch & Co.(1)	12/20/08	200,000	0.27%	Anadarko Petroleum Corp., 5.00%, due 10/01/12	(529)
UBS AG (1)	12/20/08	600,000	0.35%	AutoZone, Inc., 5.875%, due 10/15/12	(3,539)
Citigroup(1)	12/20/16	1,200,000	0.17%	Bank of America Corp., 5.62%, due 10/14/16	440
Bear Stearns International Ltd.(1)	12/20/08	100,000	1.09%	Capital One Bank, 4.875%, due 05/15/08	(1,977)
UBS AG(1)	12/20/08	200,000	0.44%	Carnival Corp., 6.15%, due 04/15/08	(1,502)
Bear Stearns International Ltd.(1)	12/20/08	200,000	0.19%	Caterpillar, Inc., 7.25%, due 09/15/09	(518)
Barclays Bank PLC(1)	06/20/15	400,000	0.15%	CitiFinancial, 4.625%, 06/01/15	(7)
Lehman Brothers(1)	12/20/08	100,000	0.24%	Costco Wholesale Corp., 5.50%, due 03/15/07	(320)
Morgan Stanley & Co.(1)	12/20/08	200,000	0.42%	Countrywide Home Loans, Inc., 5.625%, due 07/15/09	(1,284)
Barclays Bank PLC(1)	09/20/11	400,000	0.58%	DaimlerChrysler NA Holdings, 5.75%, due 09/08/11	(1,723)
Bear Stearns International Ltd.(1)	12/20/08	200,000	0.24%	Deere & Co., 7.85%, due 03/15/07	(787)
Merrill Lynch & Co.(1)	12/20/08	300,000	0.35%	Devon Energy Corp., 6.875%, due 09/30/11	(1,302)
Barclays Bank PLC(1)	12/20/11	4,000,000	0.75%	Dow Jones CDX HVOL7 Index	(554)
Morgan Stanley & Co.(2)	12/20/15	1,000,000	0.46%	Dow Jones CDX IG5 10YR Index	750
Morgan Stanley & Co.(2)	12/20/15	2,300,000	0.45%	Dow Jones CDX IG5 10YR Index	2,504
Morgan Stanley & Co.(1)	12/20/12	1,400,000	0.14%	Dow Jones CDX IG5 7YR Index	(643)

See Notes to Financial Statements

106	THE TARGET PORTFOLIO TRUST

Counter Party	Termination Date	Notional Amount		Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co.(1)	12/20/12		$3,200,000	0.14%	Dow Jones CDX IG5 7YR Index	$(1,444)
Morgan Stanley & Co.(1)	12/20/16		3,200,000	0.65%	Dow Jones CDX IG7 Index	2,828
JP Morgan(1)	12/20/16	EUR	400,000	0.85%	Dow Jones CDX iTraxx HiVol Series 6 Version 1 Index	497
Goldman Sachs(1)	12/20/16	EUR	1,100,000	0.85%	Dow Jones CDX iTraxx HiVol Series 6 Version 1 Index	930
Deutsche Bank(1)	12/20/16	EUR	1,500,000	0.85%	Dow Jones CDX iTraxx HiVol Series 6 Version 1 Index	1,016
Barclays Bank PLC(1)	12/20/16	EUR	1,600,000	0.85%	Dow Jones CDX iTraxx HiVol Series 6 Version 1 Index	1,712
Bank of America Securities LLC(1)	12/20/08		300,000	0.13%	E.I. DuPont, 6.875%, due 10/15/09	(420)
Citigroup(1)	12/20/08		400,000	0.28%	Eaton Corp., 5.75%, due 07/15/12	(1,719)
Barclays Bank PLC(1)	12/20/08		500,000	0.16%	Eli Lilly & Co., 6.00%, due 03/15/12	(1,370)
Morgan Stanley & Co.(1)	12/20/08		200,000	0.22%	Emerson Electric Co. 7.125%, due 08/15/10	(640)
Morgan Stanley & Co.(1)	12/20/08		300,000	0.21%	Emerson Electric Co., 4.625%, due 10/15/12	(901)
Barclays Bank PLC(1)	06/20/07		800,000	0.27%	Federative Republic of Brazil, 12.25%, due 03/06/30	(553)
Citigroup(1)	12/20/08		300,000	0.29%	FedEx Corp., 7.25%, due 02/15/11	(1,279)
Merrill Lynch & Co.(1)	12/20/08		100,000	0.22%	Gannett Co., Inc., 6.375%, due 08/10/09	(220)
Lehman Brothers(2)	03/20/07		3,900,000	0.55%	GMAC, 6.875%, due 08/28/12	4,686
Bear Stearns International Ltd.(1)	03/20/16		600,000	0.33%	Goldman Sachs Group, Inc., 5.815%, due 03/22/16	(949)
Deutsche Bank(1)	09/20/16		200,000	0.51%	Goodrich Corp., 6.29%, due 07/01/16	(1,110)
Lehman Brothers(1)	12/20/08		200,000	0.97%	Goodrich Corp., 7.625%, due 12/15/12	(3,587)
Bear Stearns International Ltd.(1)	12/20/08		400,000	0.32%	Hewlett Packard Co., 6.50% due 07/01/12	(2,180)
Lehman Brothers(1)	12/20/08		400,000	0.12%	Home Depot, Inc., 5.375%, due 04/01/06	(343)
Merrill Lynch & Co.(1)	12/20/08		300,000	0.32%	Ingersoll-Rand Co., 6.48%, due 06/01/25	(505)

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	107

Total Return Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

Counter Party	Termination Date	Notional Amount	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Barclays Bank PLC(1)	03/20/12	$200,000	0.17%	International Lease Corp., 5.4%, due 02/15/12	$(243)
Bear Stearns International Ltd.(1)	12/20/08	200,000	0.60%	International Paper Co., 6.75%, due 09/01/11	(1,884)
Barclays Bank PLC(1)	03/20/11	200,000	0.37%	iStar Financial, Inc., 5.8%, due 03/15/11	(292)
Lehman Brothers(1)	12/20/08	400,000	0.11%	Johnson & Johnson, 3.80%, due 05/15/13	(774)
Lehman Brothers(1)	12/20/08	200,000	0.53%	Lockheed Martin Corp., 8.20%, due 12/01/09	(1,945)
Lehman Brothers(1)	12/20/08	300,000	0.30%	Masco Corp., 5.875%, due 07/15/12	(822)
Merrill Lynch & Co.(1)	12/20/08	200,000	0.85%	Motorola, Inc., 7.625%, due 11/15/10	(3,060)
Lehman Brothers(1)	12/20/08	200,000	0.48%	Northrop & Grumman Corp., 7.125%, due 02/15/11	(1,676)
Merrill Lynch & Co.(1)	12/20/08	200,000	0.28%	Occidental Petroleum Corp., 6.75%, due 01/15/12	(853)
Lehman Brothers(1)	06/20/09	1,200,000	0.40%	People’s Republic of China, 6.80%, due 05/23/11	(9,567)
Lehman Brothers(1)	12/20/08	300,000	0.35%	RadioShack Corp., 7.375%, due 05/15/11	3,090
UBS AG(1)	12/20/08	200,000	0.37%	RadioShack Corp., 7.375%, due 05/15/11	1,983
Morgan Stanley & Co.(1)	05/20/16	1,800,000	0.54%	Republic of Hungary, 4.75%, due 02/03/15	(18,641)
JP Morgan(1)	05/20/16	600,000	0.54%	Republic of Hungary, 4.75%, due 02/03/15	(6,440)
Morgan Stanley & Co.(1)	09/20/10	200,000	2.70%	Republic of Turkey, 11.875%, due 01/15/30	(11,534)
Lehman Brothers(1)	09/20/10	400,000	2.26%	Republic of Turkey, 11.875%, due 01/15/30	(16,708)
Merrill Lynch International(2)	03/20/07	700,000	0.61%	Russian Federation, 5.00% (step-up), due 03/31/30	1,957
JP Morgan(2)	06/20/07	800,000	0.42%	Russian Federation, 5.00% (step-up), due 03/31/30	881
Morgan Stanley & Co.(1)	09/20/13	200,000	0.58%	Sealed Air Corp., 5.625%, due 07/15/13	(954)

See Notes to Financial Statements

108	THE TARGET PORTFOLIO TRUST

Counter Party	Termination Date	Notional Amount	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
UBS AG(1)	12/20/08	$200,000	0.44%	Simon Property Group, L.P., 5.45%, due 03/15/13	$(1,521)
Morgan Stanley & Co.(1)	12/20/08	200,000	0.53%	The Kroger Co., 4.75%, due 04/15/12	(1,734)
Citigroup(1)	12/20/08	800,000	0.14%	Wal-Mart Stores, Inc., 6.875%, due 08/10/09	(1,731)
Bear Stearns International Ltd.(1)	12/20/08	200,000	0.15%	Wal-Mart Stores, Inc., 6.875%, due 08/10/09	(471)
Barclays Bank PLC(1)	12/20/08	200,000	0.67%	Walt Disney Co. (The), 6.375%, due 03/12/12	(2,442)
Bear Stearns International Ltd.(1)	06/20/16	300,000	0.63%	Whirlpool Corp., 6.50%, due 06/15/16	2,748
Lehman Brothers(1)	12/20/08	200,000	0.29%	Whirlpool Corp., 8.60%, due 05/01/10	(503)

					$(105,401)

(1)	Portfolio pays the fixed rate and receives from the counterparty, par in the event that the underlying bond defaults.
(2)	Portfolio pays the counterparty par in the event that the underlying bond defaults and receives the fixed rate.

The industry classification of portfolio holdings and other liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 was as follows:

Industry
U.S. Government Mortgage Backed Obligations	62.2%
U.S. Treasury Obligations	36.6
Asset-Backed Securities	4.6
Financial Services	3.3
Municipal Bonds	2.7
Telecommunications	2.5
Collateralized Mortgage Obligations	1.8
Foreign Government Bonds	1.8
Financial—Bank & Trust	1.4
Automobile Manufacturers	1.3
Medical Supplies & Equipment	1.0
Oil, Gas & Consumable Fuels	0.5
Tobacco	0.5
Bank Notes	0.4
Airlines	0.3
Pipelines	0.3
Aerospace	0.1
Real Estate Investment Trusts	0.1
Short-Term Investments (including Affiliated Money Market Mutual Fund of 2.0%)	18.5

139.9
Securities sold short and options written	(27.0)
Other liabilities in excess of other assets	(12.9)

100.0%

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	109

Intermediate-Term Bond Portfolio	Portfolio of Investments As of December 31, 2006

MOODY’S RATINGS (Unaudited)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

		LONG-TERM INVESTMENTS—76.4%

		Asset-Backed Securities—0.5%
Aaa	1,200	Wells Fargo Home Equity Trust, Series 2005-2, Class Aii2, 144A(g) 5.59%,10/25/35 (cost $1,202,003)	$1,201,677

		Collateralized Mortgage Obligations—10.8%
Aaa	462	American Home Mortgage Investment Trust, Series 2004-4, Class 5 A(c) 4.44%, 02/25/45	454,196
Aaa	455	Bank of America Funding Corp., Series 2006-A, Class-1A1 4.621%, 02/20/36	448,585
Aaa	1,403	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 11A2(c) 4.173%, 11/25/34	1,404,135
Aaa	1,148	Bear Stearns Alt-A Trust, Series 2006-6, Class 21A1 5.84%, 10/25/36	1,149,856
Aaa	1,138	Series 2006-6, Class 31A1 5.84%, 08/25/36	1,142,919
Aaa	450	Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class-A2A 4.70%, 12/25/35	443,531
Aaa	2,332	Series 2006-AR1, Class 1A1 4.90%, 03/25/36	2,308,100
AAA(d)	233	Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1, 144A 6.25%, 12/25/33	231,870
Aaa	230	Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-R4, Class 2A, 144A 6.50%, 01/25/34 (cost $276,530, purchased 12/1/03)(f)	234,524
Aaa	1,756	Series 2004-25, Class 1A1 5.68%, 02/25/35(c)	1,761,716
Aaa	349	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Class A1 4.938%, 12/15/40	346,240
Aaa	69	CS First Boston Mortgage Securities Corp, Series 2003-8, Class 5A1 6.50%, 04/25/33	68,751
Aaa	740	Federal Home Loan Mortgage Corp., Series 2692, Class YB 3.50%, 05/15/16	727,164

See Notes to Financial Statements

110	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS (Unaudited)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

		Collateralized Mortgage Obligations (cont’d.)
Aaa	864	Series 2772, Class NQ 4.50%, 12/15/13	$855,546
Aaa	2,000	Series 2828, Class EN 4.50%, 10/15/23	1,974,785
Aaa	100	Series 2844, Class PQ 5.00%, 05/15/23	99,648
Aaa	780	Series 2892, Class BI 5.00%, 01/15/18	773,436
Aaa	1,007	Series 2912, Class ML 4.50%, 12/15/20	1,000,300
Aaa	1,030	Series 2931, Class JA 5.00%, 07/15/25	1,024,508
Aaa	325	Federal National Mortgage Assoc., Series 2003-83, Class A 4.25%, 04/25/28	320,879
Aaa	74	Series 2004-41, Class PB 3.50%, 04/25/17	73,454
Aaa	1,098	Series 2006-67, Class PA 5.50%, 03/25/28	1,098,950
Aaa	951	Series 83, Class PB 3.50%, 09/25/16	932,638
Aaa	450	FHLMC Structured Pass Through Securities, Series T-59, Class 1A2 7.00%, 10/25/43	465,795
AAA(d)	424	GE Capital Commerical Mortgage Corp., Series 2002-3A, Class A1(c) 4.229%, 12/10/37	415,173

Aaa	114	Government National Mortgage Assoc., Series 1995-2, Class KQ 8.50%, 03/20/25	120,049
Aaa	454	Series 2000-11, Class PH 7.50%, 02/20/30	469,162
Aaa	149	Series 2000-9, Class FG 5.92%, 02/16/30	150,768
Aaa	229	Series 2000-9, Class FH 5.82%, 02/16/30	230,781
Aaa	959	Greenpoint Mortgage Funding Trust, Series 2005-AR2, Class A1 5.58%, 06/25/45	962,422
Aaa	561	GS Mortgage Securities Corp II, Series 2001-1285, Class A1, 144A (cost $600,417; purchased 10/09/02) 6.044%, 08/15/18(f)	572,130
Aaa	661	GSR Mortgage Loan Trust, Series 2005-ARG, Class 2A1 4.54%, 09/25/35	649,701

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	111

Intermediate-Term Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

MOODY’S RATINGS (Unaudited)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

		Collateralized Mortgage Obligations (cont’d.)
Aaa	1,196	Sequoia Mortgage Trust, Series 10, Class 2A1 (c) 5.73%, 10/20/27	$1,197,425
Aaa	568	Structured Asset Mortgage Investments, Inc., Series 2206 AR3, Classs 12A1 5.57%, 09/25/35	567,979
Aaa	127	Structured Asset Securities Corp, Series 2001-21A, Class 1A1 7.213%, 01/25/32	126,182
Aaa	1,636	Washington Mutual, Inc., Series 2002-AR6, Class A 6.227%, 06/25/42	1,636,664
Aaa	70	Series 2002-AR9, Class 1A 6.158%, 08/25/42	70,173

		Total collateralized mortgage obligations (cost $26,489,447)	26,510,135

		Corporate Bonds—23.7%

		Airlines—1.0%
Caa	1,500	United Air Lines, Inc., Equipment Trust, Sr. Notes(e)(g)(i) Zero, 02/19/15	682,500
Caa-	1,700	Pass-Thru Cert.(e)(i) Zero, 09/01/08	1,802,000

			2,484,500

		Automobiles—0.7%
A3	1,500	DaimlerChrysler NA Holding Corp., Gtd. Notes(c) 5.833%, 09/10/07	1,503,250
A3	240	Notes 5.60%, 03/07/07	240,038

			1,743,288

		Cable—0.5%
B2	1,100	CSC Holdings, Inc., Sr. Notes 7.25%, 07/15/08	1,109,625

		Computer Hardware—0.5%
A3	1,200	Hewlett-Packard Co., Notes 5.496%, 05/22/09	1,201,897

See Notes to Financial Statements

112	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS (Unaudited)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

		Diversified(g)—0.5%
Aa3	1,200	Siemens Financieringsmaatschappij, Notes, 144A (Netherlands)(g) 5.424%, 08/14/09	$1,200,026

		Diversified Financial Services—3.3%
Aaa	1,300	General Electric Capital Corp., Notes (c) 5.401%, 03/16/09	1,299,455
Aa3	1,750	Goldman Sachs Group LP, Notes(c) 5.663%, 06/28/10	1,760,500

A1	1,000	HSBC Finance Corp., Sr. Unsec’d. Notes(c) 5.49%, 09/15/08	1,002,547
A3	2,670	Korea Development Bank, Notes 4.75%, 07/20/09	2,635,816
Baa1	1,400	MBNA Europe Funding PLC, Bank Gtd., 144A (United Kingdom)(c)(g)(i) 5.45%, 09/07/07	1,400,863

			8,099,181

		Electric Utilities—1.9%
B1	600	CMS Energy Corp., Sr. Notes 8.90%, 07/15/08	627,000
Baa1	500	Dayton Power & Light Co. (The) First Mortgage 5.125%, 10/01/13	491,502
Baa1	1,050	Dominion Resources, Inc., Sr. Notes(c) 5.663%, 09/28/07	1,050,418
Baa3	1,500	Nisource Finance Corp., Gtd. Notes(c) 5.968%, 11/23/09	1,500,445
A3	1,100	Progress Energy Florida, Inc.,(c) Notes 5.774%, 11/14/08	1,102,081

			4,771,446

		Electronic Components—0.4%
Ba1	600	IPALCO Enterprises Inc., Sec’d Notes 8.375%, 11/14/08	622,500
B2	400	Mission Energy Holding, Sec’d Notes 13.50%, 07/15/08	441,000

			1,063,500

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	113

Intermediate-Term Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

MOODY’S RATINGS (Unaudited)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

		Entertainment & Leisure—0.5%
A3	1,200	Walt Disney Co., (The) Notes(c) 5.453%, 09/10/09	$1,201,252

		Financial–Bank & Trust—2.8%
Aa2	600	Bank of America Corp., Sr. Notes(c) 5.523%, 02/17/09	601,580
Aa1	1,200	Bank of America NA, Sr. Notes(c) 5.377%, 07/25/08	1,200,505
Aa2	1,200	Charter One Bank NA, Sr. Notes(c) 5.43%, 04/26/09	1,200,787
Aa2	300	HSBC Finance Corp., Sr. Notes(c) 5.49%, 12/14/09	300,909
Aa-	1,300	Merrill Lynch Co. Sr. Unsec’d. Notes 5.395%, 12/22/08	1,300,408
A3	500	Riggs Capital Trust, Gtd. Notes 8.875%, 03/15/27	524,920
Aa1	600	Royal Bank of Scotland PLC, Notes, 144A (United Kingdom)(g) 5.38%, 04/11/08	600,449
Baa+	1,200	VTB Capital SA, Sr. Notes, 144A(c) 5.976%, 08/01/08	1,200,600

			6,930,158

		Financial-Brokerage—0.5%
A2	1,200	Caterpillar Financial Service Corp., Notes 5.426%, 08/11/09	1,199,744

		Financial Services—6.7%
A2	1,200	CIT Group, Inc., Sr. Unsec’d. Notes 5.58%, 05/23/08	1,203,311
Aa1	700	Citigroup Global Markets Holdings, Inc., Notes 5.461%, 03/17/09	700,627

See Notes to Financial Statements

114	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS (Unaudited)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

		Financial Services (cont’d.)
Aa1	500	Citigroup, Inc., Notes 5.406%, 12/26/08	$500,284
Aa1	1,200	5.493%, 06/09/09	1,203,140
Baa3	300	Ford Motor Credit Co.,(c) Notes 5.56%, 03/13/07	297,750
Baa3	1,400	6.315%, 03/21/07	1,399,717
Aaa	100	General Electric Capital Corp., Sr. Unsec’d. Notes 5.431%, 10/24/08	100,032
Ba1	1,950	General Motors Acceptance Corp., Notes(c) 6.274%, 01/16/07	1,949,986
Aa3	1,800	Goldman Sachs Group, Inc., Sr. Notes 5.456%, 06/23/09	1,801,075
Aa3	400	HSBC Finance Corp. Sr. Notes 5.433%, 10/21/09	400,052
A+	1,800	Lehman Brothers Holdings, Notes 5.415%, 12/23/08	1,799,728
Aa3	2,000	Morgan Stanley, Notes(c) 5.474%, 02/15/07	2,000,356
A2	1,200	SLM Corp., Notes, 144A(g) 5.517%, 07/27/09	1,202,099
A+	1,800	Unicredito Luxem, Sr. Notes, 144A (Luxembourg) 5.424%, 10/24/08	1,799,953

			16,358,110

		Healthcare Services—0.3%
B1	600	Service Corp. International, Sr. Notes 7.70%, 04/15/09	622,500

		Hotels, Restaurants & Leisure—0.2%
Ba2	500	Mandalay Resort Group, Sr. Notes 6.50%, 07/31/09	505,625
Ba2	100	Mirage Resorts, Inc., Notes 6.75%, 08/01/07	100,375

			606,000

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	115

Intermediate-Term Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

MOODY’S RATINGS (Unaudited)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

		Lodging—0.2%
Ba1	600	Starwood Hotels & Resorts Worldwide, Inc., Gtd. Notes 7.375%, 05/01/07	$602,451

		Office Equipment—0.3%
Ba1	600	Xerox Corp., Co. Gtd. Notes 9.75%, 01/15/09	648,000

		Oil, Gas & Consumable Fuels—0.8%
Ba2	700	Transcontinental Gas Pipe Line Corp., Notes(c)(f) 6.654, 04/15/08 (cost $704,458, purchased 09/27/05)	704,375
Baa1	1,200	Transocean, Inc., Notes 5.566%, 09/05/08	1,200,724

			1,905,099

		Pipelines—0.2%
B2	600	El Paso Corp., Sr. Unsec’d. Notes 7.625%, 08/16/07	588,750

		Retail—0.3%
Ba1	500	J.C. Penney Corp., Inc., Notes 6.50%, 12/15/07	503,732
Baa3	100	7.375%, 08/15/08	102,405

			606,137

		Telecommunications—2.1%
A2	600	BellSouth Corp., Sr. Unsec’d. Notes 5.474%, 08/15/08	600,349
A3	2,000	France Telecom SA, Notes (France)(i) 8.50%, 03/01/31	2,625,456
B2	600	Qwest Communications International, Inc., Gtd. Notes(c) 8.874%, 02/15/09	607,500
A3	1,200	Vodafone Group PLC, Bonds (United Kingdom) 5.424%, 06/29/07	1,200,054

			5,033,359

		Total corporate bonds (cost $58,723,446)	57,975,023

See Notes to Financial Statements

116	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS (Unaudited)	PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)

			Foreign Government Bonds—2.4%
Ba3		40	Federal Republic of Brazil 7.125%, 01/20/37	$42,980
Aa3		1,200	National Australia Bank, Sr. Unsec’d. Notes, 144A(g) 5.393%, 09/11/09	1,200,278
Aa2	JPY	218,000	Republic of Italy 3.80%, 03/27/08	1,899,327
NR		1,500	Republic of Panama 9.375%, 04/01/29	2,002,500
Baa1		750	Republic of South Africa 9.125%, 05/19/09	810,000

			Total foreign government bonds (cost $5,570,515)	5,955,085

			Municipal Bonds—0.4%
Aaa		1,000	Honolulu City & County 4.75%, 07/01/28 (cost $846,639)(c)	1,013,850

			U.S. Government Agency Obligations—4.3%
		1,300	Federal Farm Credit Bank 3.65%, 03/16/09	1,262,660
		1,000	Federal Home Loan Bank 3.00%, 12/28/07	978,796
		786	4.25%, 07/30/09	770,343
		100	4.09%, 02/20/09	98,048
		900	4.50%, 06/12/13	865,552
		2,800	Federal Home Loan Mortgage Corp. 4.24%, 07/30/09	2,745,520
		3,800	Federal National Mortgage Assoc. 4.25%, 07/30/09	3,725,813

			Total U.S. Government agency obligations (cost $10,423,462)	10,446,732

			U.S. Government Mortgage Backed Obligations—30.3%
		21,616	Federal National Mortgage Assoc. 5.00%, 10/01/17-08/01/20	21,274,388
		4,442	5.50%, 06/01/33-11/01/35	4,391,199
		116	5.625%, 08/01/24	116,770
		11	5.626%, 12/01/30	11,381
		45,061	6.00%, 11/01/12-01/01/37	45,360,817
		136	6.657%, 07/01/25	137,608
		3	9.25%, 01/01/10	2,958
		98	Government National Mortgage Assoc. 5.125%, 10/20/04-12/20/26	99,750
		659	5.25%, 03/20/30	661,050
		576	5.375%, 05/20/23-06/20/27	582,190
		266	5.50%, 07/20/30	266,928

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	117

Intermediate-Term Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

MOODY’S RATINGS (Unaudited)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

		U.S. Government Mortgage Backed Obligations (cont’d.)
	173	5.75%, 08/20/26	$174,765
	868	6.00%, 01/15/29-07/15/29	882,314
	227	6.50%, 10/15/25-06/15/29	233,829
	90	8.00%, 09/20/30-07/20/31	95,273

		Tota U.S. Government mortgage backed obligations (cost $74,991,813)	74,291,220

		U.S. Treasury Obligations—4.0%
	100	U.S. Treasury Bonds, TIPS 2.00%, 01/15/14(k)	106,086
	100	3.375%, 01/15/07	127,145
	2,500	3.375%, 01/15/12	2,966,148
	3,090	U.S. Treasury Notes 3.875%, 09/15/10	3,003,697
	1,100	4.25%, 08/15/13	1,072,414
	720	4.805%, 03/15/07(k)	713,134
	1,800	5.125%, 05/15/16	1,854,070

		Total U.S. Treasury obligations (cost $9,585,631)	9,842,694

	UNITS
		Warrants*
	2,500,000	Mexican Value Recovery Rights, Series D (cost $250) expiring 06/30/2007	36,250

		Total long-term investments (cost $187,833,206)	187,272,666

	PRINCIPAL AMOUNT (000)#	SHORT-TERM INVESTMENTS—40.7%

		Commercial Paper—24.3%
A1+	4,200	Bank of America Corp. 5.23%, 03/20/07	4,152,757
A1+	100	5.25%, 03/15/07	98,948
A1+	6,800	Bank of Ireland, Disc. Notes 5.26%, 03/15/07	6,728,437
A1+	600	CBA (DE) Finance, Disc. Notes 5.25%, 03/07/07	594,414
A2	100	Daimlerchrysler NA., Disc. Notes 5.345%, 06/22/07	97,432

See Notes to Financial Statements

118	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS (Unaudited)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

		Commercial Paper (cont’d.)
A1	2,300	DNB Nor Bank ASA, Disc. Notes 5.20%, 03/26/07	$2,272,134
A1+	2,200	General Elecectric Capital Corp., Disc. Notes 5.24%, 02/09/07	2,199,588
A1+	3,800	General Electric Capital Corp., 5.25%, 01/16/07	3,791,703
A1+	200	HBOS Treasury Service, Disc. Notes 5.25%, 03/15/07	197,907
A1+	6,700	5.25%, 02/07/07	6,663,910
A1+	4,300	Ixis Commercial Paper Credit, Disc. Notes 5.245%, 01/26/07	4,284,323
A1+	3,200	5.26%, 02/02/07	3,185,038
A1+	3,800	Santander Central Hispano, SA, Disc. Notes 5.245%, 02/08/07	3,778,857
A1+	1,400	Skandi Bank, 5.235%, 03/05/07	1,387,296
A1+	1,000	Societe Generale N.A., 5.245%, 01/08/07	998,983
A1+	6,300	UBS Finance (DE) LLC, Disc. Notes 5.28%, 01/02/07	6,299,076
A1+	5,500	Unicred Italian Bank Ireland, Disc. Notes 5.25%, 01/19/07	5,485,535
A1+	4,300	Westpac Banking, 5.21%, 03/29/07	4,246,348
A1+	3,200	Westpac Banking Corp., Disc. Notes 5.245%, 01/24/07	3,190,808

		Total commercial paper (cost $59,639,687)	59,653,494

		Foreign Treasury Obligations(n)—11.3%
	7,200	Bundesobligation German Bonds 4.00%, 02/16/07	9,507,365
	420	Bundesschatzanweisungen Notes, 2.50%, 03/23/07	553,110
	12,940	Dutch Treasury Certificate Bills, 3.42%, 02/28/07	16,989,312
	410	French Treasury Notes, 2.25%, 03/12/07	539,773

		Total foreign treasury obligations (cost $27,100,531)	27,589,560

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	119

Intermediate-Term Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Affiliated Money Market Mutual Fund—5.1%
12,572,196	Dryden Core Investment Fund—Taxable Money Market Series (cost $12,572,196); Note 3(w)	$12,572,196

Notional Amount (000)#	OUTSTANDING OPTIONS PURCHASED*
	Call Options
7,000	Swap Option on 3 Month LIBOR expiring 06/20/09 @ 5.06%	5,303

	Put Options
326,000	Euro Dollar Futures expiring 12/17/07, Strike Price $92.00	2,037
262,000	Euro Dollar Futures expiring 09/17/07, Strike Price $90.75	1,638
150,000	Euro Dollar Futures expiring 07/17/07, Strike Price $91.00	938

40,000	Euro Dollar Futures expiring 12/17/07, Strike Price $91.50	250

		4,863

	Total outstanding options purchased (cost $37,607)	10,166

	Total short-term investments (cost $99,350,021)	99,825,416

	Total Investments, Before Outstanding Options Written and Securities Sold Short—117.1% (cost $287,183,227; Note 5)	287,098,082

PRINCIPAL AMOUNT (000)#	SECURITIES SOLD SHORT—(2.8)%

	U.S. Government Agency Obligation
7,000	Federal National Mortgage Assoc. 5.00%, 01/17/22 (proceeds received 6,917,969)	(6,879,684)

See Notes to Financial Statements

120	THE TARGET PORTFOLIO TRUST

NOTIONAL AMOUNT#	DESCRIPTION	VALUE (NOTE 1)

	OUTSTANDING OPTIONS WRITTEN*
	Call Options
200	Swap Option on 3 Month LIBOR expiring 06/15/07 @ 4.85% (premium received $30,215)	$(9,630)

	Total Investments, Net of Outstanding Options Written and Securities Sold Short—114.3%	280,208,768
	Other liabilities in excess of other assets(x)—(14.3%)	(34,985,794)

	Net Assets—100%	$245,222,974

The following abbreviations are used in portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

NR—Not Rated by Moodys or Standard & Poor’s

TIPS—Treasury Inflation Protected Securities

EUR—Euro

GBP—British Pound

JPY—Japanese Yen

*	Non-income producing security.
#	Principal amount is denoted in U.S. dollars unless otherwise stated.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(e)	Issuer in bankruptcy.
(f)	Private Placement restricted as to resale and does not have a readily available market. The aggregate cost of such securities is $1,581,405. The aggregate value of $1,511,029 is approximately 0.6% of net assets.
(g)	Indicates a security that has been deemed illiquid.
(i)	Represents issuer in default on interest payments. Non-income producing security.
(k)	Securities segregated as collateral for futures contracts.
(n)	Rates shown are the effective yields at purchase date.
(w)	Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.
(x)	Other liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts, interest rate and credit default swaps as follows:

Open futures contracts outstanding at December 31, 2006:

Number of Contracts	Type	Expiration Date	Value at December 31, 2006	Value at Trade Date	Unrealized Appreciation (Depreciation)
	Long Positions:
236	90 Day Euro Dollar	Mar 07	$55,861,200	$55,979,200	$(118,000)
78	90 Day Euro Dollar	Sep 07	18,508,425	18,432,375	76,050
285	90 Day Euro Dollar	Dec 07	67,723,125	67,639,200	83,925
285	90 Day Euro Dollar	Mar 08	67,765,874	67,660,874	105,000
92	90 Day Sterling	Dec 07	21,282,870	21,327,390	(44,520)
420	5 Year U.S. Treasury Notes	Mar 07	44,126,250	44,336,250	(210,000)
23	30 Year U.S. Treasury Notes	Sep 06	2,563,063	2,619,485	(56,422)

					$(163,967)

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	121

Intermediate-Term Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

Forward foreign currency exchange contracts outstanding at December 31, 2006:

Purchase Contracts	Notional Amount (000)	Value at Settlement Date Payable	Current Value	Unrealized Depreciation
Japanese Yen,
Expiring 01/25/07	JPY 213,000	$1,807,593	$1,796,570	$(11,023)
Expiring 02/15/07	JPY 120,000	1,028,815	1,014,798	(14,017)

		$2,836,408	$2,811,368	$(25,040)

Sale Contracts	Notional Amount (000)	Value at Settlement Date Receivable	Current Value	Unrealized Depreciation
Euros,
expiring 01/23/07	EUR 12,856	$16,967,993	$16,992,368	$(24,375)
expiring 01/23/07	EUR 6,394	8,377,784	8,451,244	(73,460)
Pound Sterling
expiring 01/11/07	GBP 329	640,328	644,238	(3,910)

		$25,986,105	$26,087,850	$(101,745)

Interest rate swap agreements outstanding at December 31, 2006:

Counterparty	Termination Date	Notional Amount	Fixed Rate	Floating Rate	Unrealized (Depreciation)
Barclays Capital(1)	06/20/09	$11,600,000	5.00%	3 month LIBOR	$(39,602)
Morgan Stanley Capital Services, Inc.(1)	06/20/09	$51,900,000	5.00%	3 month LIBOR	(177,186)
Citigroup(1)	06/20/17	$4,000,000	5.00%	3 month LIBOR	(84,522)
UBS AG(1)	06/20/12	$14,600,000	5.00%	3 month LIBOR	(150,109)
Barclays Capital(1)	06/20/12	$5,100,000	5.00%	3 month LIBOR	(52,385)

					$(503,804)

(1)	Porfolio pays the floating rate and receives the fixed rate.

See Notes to Financial Statements

122	THE TARGET PORTFOLIO TRUST

Credit default swap agreements outstanding at December 31, 2006:

Counterparty	Termination Date	Notional Amount	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Lehman Brothers(1)	03/20/08	$1,200,000	0.06%	AIG Corp., 5.6%, due 10/18/16	$524
Morgan Stanley Capital Services, Inc.(1)	10/20/07	$300,000	0.44%	JSC “GAZPROM”	529
Lehman Brothers(1)	12/20/08	$100,000	0.29%	Petroleos Mexicanos, 9.50%, due 09/15/27	4
Barclays Capital(1)	12/20/08	$300,000	0.29%	Petroleos Mexicanos, 9.50%, due 09/15/27	10
Deutsche Bank(1)	12/20/08	$100,000	0.42%	Republic of Indonesia, 6.75%, due 03/10/14	42
Lehman Brothers(1)	12/20/08	$300,000	0.40%	Republic of Indonesia, 6.75%, due 03/10/14	23
Barclays Capital(1)	12/20/08	$100,000	0.26%	Republic of Panama, 8.875%, due 09/30/27	6
Deutsche Bank(1)	12/20/08	$200,000	0.25%	Republic of Panama, 8.875%, due 09/30/27	(27)
Deutsche Bank(1)	12/20/08	$100,000	0.33%	Republic of Peru, 8.75%, due 11/21/33	(81)
Lehman Brothers(1)	12/20/08	$300,000	0.32%	Republic of Peru, 8.875%, due 09/30/27	(301)
Lehman Brothers(1)	12/20/08	$100,000	0.31%	Russian Federation, 5.0%, due 03/31/30	34
Deutsche Bank(1)	12/20/07	$600,000	0.26%	Russian Federation, 5.0%, due 03/31/30	75
Morgan Stanley Capital Services, Inc.(1)	12/20/07	$600,000	0.26%	Russian Federation, 5.0%, due 03/31/30	75
Barclays Capital(1)	12/20/08	$100,000	0.72%	Ukraine Government, 7.65%, due 06/11/13	(76)
Barclays Capital(1)	12/20/08	$300,000	0.71%	Ukraine Government, 7.65%, due 06/11/13	(304)
Deutsche Bank(1)	12/20/08	$300,000	0.72%	Ukraine Government, 7.65%, due 06/11/13	(247)

					$286

(1)	Portfolio pays the counterparty par in the event that the underlying bond defaults and receives the fixed rate.

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	123

Intermediate-Term Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

The industry classification of portfolio holdings and other liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 was as follows:

Industry
U.S. Government Mortgage Backed Obligations	30.3%
Commercial Paper	24.3
Corporate Bonds	23.7
Foreign Treasury Obligations	11.3
Collateralized Mortgage Obligations	10.8
Affiliated Money Market Mutual Fund	5.1
U.S. Government Agency Obligations	4.3
U.S. Treasury Obligations	4.0
Foreign Government Bonds	2.4
Asset-Backed Securities	0.5
Municipal Bonds	0.4

117.1
Securities Sold Short	(2.8)
Other liabilities in excess of other assets	(14.3)

100.0%

See Notes to Financial Statements

124	THE TARGET PORTFOLIO TRUST

Portfolio of Investments As of December 31, 2006	Mortgage Backed Securities Portfolio

PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)

		LONG-TERM INVESTMENTS—125.6%

		U.S. Government Mortgage Backed Obligations—96.8%
5,613		Federal Home Loan Mortgage Corp., 5.00%, 08/01/35-10/01/35	$5,417,750
1,500		5.50%, 06/01/36	1,482,267
2,190		6.00%, 03/01/14-02/01/21	2,219,081
3,487		6.50%, 01/01/18-11/01/26	3,560,599
47		7.50%, 03/01/08-06/01/28	48,849
1		8.25%, 10/01/07-05/01/08	940
1		8.50%, 12/01/07	674
13		8.50%, 10/01/15-07/01/21	14,846
3		8.75%, 12/01/08	3,356
23		9.00%, 06/01/09-03/01/11	24,006
27		11.50%, 03/01/16	29,897
1,000		Federal National Mortgage Assoc., 6.00%, TBA	1,013,750
1,250		6.50%, TBA	1,273,437
2,298		4.50%, 03/01/35	2,152,846
1,808		5.00%, 08/01/35(k)	1,746,323
7,000		5.00%, 11/01/18-08/01/35	6,796,297
10,550		5.50%, TBA	10,424,719
9,108		5.50%, 06/01/33-06/01/34	9,015,181
847		5.78%, 11/01/11	864,108
6,246		6.00%, 04/01/14-08/01/34	6,311,516
43		6.047%, 03/01/12	44,768
3,971		6.50%, 05/01/14-09/01/34	4,061,095
7		6.815%, 10/01/07	7,501
58		7.00%, 09/01/11-07/01/12	58,556
—	(r)	8.00%, 06/01/07	78
55		8.00%, 09/01/22-12/01/22	58,464
—	(r)	8.50%, 01/01/07	57
9		9.75%, 08/01/10-11/01/16	9,886
2,500		6.00%, TBA	2,516,405
623		Government National Mortgage Assoc., 4.50%, 09/15/33-10/15/33	588,297
943		5.00%, 04/15/35	917,332
3,777		5.50%, 05/15/35-09/15/35	3,758,263
322		6.00%, 07/15/24-08/15/24	327,598
4,955		6.50%, 09/15/21-02/15/35	5,081,849
2,163		7.00%, 11/15/31-03/15/36	2,235,220
59		7.50%, 09/15/11-12/20/23	60,692
1		8.00%, 05/15/30	689
628		8.00%, 01/15/08-11/15/30	663,721
54		8.25%, 06/20/17-07/20/17	57,203
56		8.50%, 04/20/17	59,589
91		9.00%, 09/15/08-01/15/20	96,722

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	125

Mortgage Backed Securities Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

	U.S. Government Mortgage Backed Obligations (cont’d.)
1	9.50%, 06/15/20	$1,060
39	9.50%, 08/15/09-09/15/17	40,841
9	13.50%, 05/15/11	9,780
12	14.00%, 06/15/11	13,965
13	16.00%, 05/15/12	15,487

	Total U.S. Government mortgage backed obligations (cost $73,598,902)	73,085,560

	Collateralized Mortgage Obligations—28.8%
	Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Class 3A1(c)
452	5.50%, 03/25/36	450,559
	Countrywide Alternative Loan Trust, Series 2005-J11, Class 1A3
1,916	5.50%, 11/25/35	1,911,270
	Series 2005-73CB, Class 1A7
642	5.50%, 01/25/36	641,291
	Series 2005-85CB, Class 2A2
1,755	5.50%, 02/25/36	1,754,043
	Countrywide Home Loan Mortgage, Pass Through Trust, Series 2006-14, Class A3
1,730	6.25%, 09/25/36	1,738,753
	Federal Home Loan Mortgage Corp., Pass Through Securities, Series T-42, Class A-5
277	7.50%, 02/25/42	287,741
	Federal Home Loan Mortgage Corp.,
	Series 83, Class Z
6	9.00%, 10/15/20	6,040
	Series 186, Class E
49	6.00%, 08/15/21	48,796
	Series 1058, Class H
14	8.00%, 04/15/21	14,866
	Series 1116, Class I
12	5.50%, 08/15/21	12,449
	Series 1120, Class L
56	8.00%, 07/15/21	55,881
	Series 1630, Class PJ
548	6.00%, 05/15/23	548,907
	Series 2627, Class BG
1,341	3.25%, 06/15/17	1,262,782
	Series 2753, Class PE
950	5.00%, 04/15/32	916,972
	Series 2809, Class UC
425	4.00%, 06/15/19	384,195

See Notes to Financial Statements

126	THE TARGET PORTFOLIO TRUST

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

	Collateralized Mortgage Obligations (cont’d.)
	Series 2852, Class VI-IO
2,000	5.00%, 06/15/24	$158,831
	Series 2882, Class YI-IO
1,104	5.00%, 03/15/24	70,950
	Series 2915, Class K1-IO
1,115	5.00%, 06/15/24	76,148
	Series 2995, Class ST-IO(c)
1,861	1.40%, 05/15/29	89,411
	Series 3237, Class SA-IO(c)
1,936	1.30%, 11/15/36	94,132
	Series G92-59, Class D
31	6.00%, 10/15/20	30,674
	Federal National Mortgage Assoc.,
	Series 56, Class 1
19	6.00%, 04/01/19	19,595
	Series 352, Class 2
834	5.50%, 08/01/34	192,688
	Series 353, Class 2
1,010	5.00%, 08/01/34	241,539
	Series 354, Class 2
1,057	5.50%, 12/01/34	243,929
	Series 1990-10, Class L
7	8.50%, 02/25/20	7,399
	Series 1990-108, Class G
21	7.00%, 09/25/20	21,322
	Series 1991-21, Class J
21	7.00%, 03/25/21	21,502
	Series 1992-61, Class ZB
7	7.50%, 05/25/07	7,202
	Series 1992-113, Class Z
43	7.50%, 07/25/22	45,598
	Series 1993-41, Class H
16	7.00%, 03/25/23	33
	Series 1993-223, Class ZA
276	6.50%, 12/25/23	282,226
	Series 1998-19, Class J
19	8.50%, 07/25/18	19,697
	Series 1998-M4, Class C
78	6.527%, 05/25/30	78,128
	Series 2001-51, Class QN
603	6.00%, 10/25/16	610,589
	Series 2003-33, Class PT
228	4.50%, 05/25/33	219,112
	Series 3144, Class J2
151	5.50%, 04/15/36	151,043
	Series G-14, Class L
24	8.50%, 06/25/21	25,270

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	127

Mortgage Backed Securities Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

	Collateralized Mortgage Obligations (cont’d.)
	Series G92-24, Class Z
26	6.50%, 04/25/22	$26,901
	Series G92-59, Class D
132	6.00%, 10/25/22	134,168
	Series G94-4, Class PG
317	8.00%, 05/25/24	341,639
	First Boston Mortgage Securities Corp.,
	Series B, Class IO
61	8.985%, 04/25/17	14,673
	Series B, Class PO
61	Zero Coupon, 04/25/17	51,358
	Government National Mortgage Assoc.,
	Series 2006-35, Class LO-PO
342	Zero Coupon, 07/20/36	269,566
	Series 2006-38, Class XS-IO(c)
1,933	1.90%, 09/16/31	119,046
	GSR Mortgage Loan Trust, Series 2005-AR2, Class 1A2(c)
415	4.595%, 04/25/35	411,318
	Morgan Stanley Mortgage Loan Trust, Series 2004-5AR, Class 3A4(c)
719	4.402%, 07/25/34	707,842
	Residential Asset Securitization Trust,
	Series 2004-A3, Class A7
750	5.25%, 06/25/34	712,664
	Series 2005-AR13, Class A1(c)
1,722	5.50%, 07/25/35	1,664,919
	Salomon Brothers Mortgage Securities, Series 1986-1, Class A
24	6.00%, 12/25/11	24,005
	Wells Fargo Mortgage Backed Securities Trust,
	Series 2005-AR13, Class A1(c)
1,500	5.312%, 05/25/35	1,471,427
	Series 2006-AR10, Class 5A2(c)
1,343	5.607%, 07/25/36	1,341,949
	Series 2006-AR5, Class 2A1(c)
1,350	5.536%, 04/25/36	1,346,269
	Series 2006-R8, Class 2A1(c)
361	5.24%, 04/28/36	359,367

	Total collateralized mortgage obligations (cost $21,540,101)	21,738,674

	Total long-term investments (cost $95,139,003)	94,824,234

See Notes to Financial Statements

128	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	SHORT-TERM INVESTMENTS—24.0%

	Affiliated Money Market Mutual Fund
25,316	Dryden Core Investment Fund-Taxable Money Market Series (cost $25,316; Note 3)(w)	$25,316

PRINCIPAL AMOUNT (000)#

	Repurchase Agreement—23.3%
17,600	BNP Paribas Tri-party Mortgage, 5.31%, dated 12/29/06, due 01/03/07 in the amount of $17,612,980 (cost $17,600,000; collateralized by $18,012,878 Federal National Mortgage Assoc.; 5.50%, 12/01/21, value of the collateral including accrued interest was $17,952,000)	17,600,000

CONTRACTS/ NOTIONAL AMOUNT (000)#

	OUTSTANDING OPTIONS PURCHASED*—0.7%

	Call Option—0.3%
11,000	Swap on 3 Month LIBOR, expiring 12/26/07 @5.09%	198,000

	Put Option—0.4%
11,000	Swap on 3 Month LIBOR, expiring 12/26/07 @5.09%	279,400

	Total outstanding options purchased (cost $471,900)	477,400

	Total short-term investments (cost $18,097,216)	18,102,716

	Total investments, before outstanding options written and securities sold short—149.6% (cost $113,236,219; Note 5)	112,926,950

PRINCIPAL AMOUNT (000)#

	SECURITIES SOLD SHORT—(26.5)%
	Federal Home Loan Mortgage Corp.
2,700	6.50%, TBA	(2,751,680)
1,000	Federal National Mortgage Assoc. 5.50%, TBA	(999,688)
2,000	5.50%, TBA	(1,976,250)
4,500	6.00%, TBA	(4,561,875)
3,500	6.00%, TBA	(3,522,967)
2,400	6.50%, TBA	(2,453,251)
3,750	Government National Mortgage Assoc. 5.50%, TBA	(3,731,250)

	Total securities sold short (proceeds received $20,076,062)	(19,996,961)

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	129

Mortgage Backed Securities Portfolio (cont’d)	Portfolio of Investments As of December 31, 2006

CONTRACTS/ NOTIONAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

	OUTSTANDING OPTIONS WRITTEN*

	Call Option
1,000	Swap on 3 Month LIBOR, expiring 01/20/07 @5.21%	$(6,100)

	Put Option
1,000	Swap on 3 Month LIBOR, expiring 01/20/07 @5.21%	(1,200)

	Total outstanding options written (premiums received $11,900)	(7,300)

	Total Investments, Net of Outstanding Options Written and Securities Sold Short—123.1%	92,922,689
	Other liabilities in excess of other assets(u)—(23.1)%	(17,451,846)

	Net Assets—100%	$75,470,843

The following abbreviations are used in portfolio descriptions:

TBA To Be Announced

*	Non-income producing.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Indicates a variable rate security.
(k)	Securities segregated as collateral for futures contracts.
(r)	Less than $500 par.
(w)	Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.
(u)	Other liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts as follows:

Open futures contracts outstanding at December 31, 2006:

Number of Contracts	Type	Expiration Date	Value at December 31, 2006	Value at Trade Date	Unrealized Appreciation (Depreciation)
	Long Positions:
50	10 Year U.S. Treasury Notes	Mar 07	$5,373,437	$5,438,656	$(65,219)
5	30 Year U.S. Treasury Bonds	Mar 07	557,188	564,188	(7,000)

					(72,219)

	Short Positions:
14	U.S. Treasury 2 Year Notes	Mar 07	2,856,438	2,866,938	10,500

					$(61,719)

See Notes to Financial Statements

130	THE TARGET PORTFOLIO TRUST

The major asset category of portfolio holdings and other liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 was as follows:

U.S. Government Mortgage Backed Obligations	96.8%
Collateralized Mortgage Obligations	28.8
Short-Term Investments (Including Affiliated Money Market Mutual Fund of less than 0.05%)	24.0

149.6
Securities Sold Short and Outstanding Options Written	(26.5)
Other liabilities in excess of other assets	(23.1)

100.0%

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	131

U.S. Government Money Market Portfolio	Portfolio of Investments As of December 31, 2006

PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)
	Federal Home Loan Bank—4.7%
$1,000	3.50%, 02/28/07	$997,040
300	4.885%, 03/05/07	299,763
950	5.375%, 02/15/07	950,675

	Total Federal Home Loan Bank (cost $2,247,478)	2,247,478

	Federal Home Loan Mortgage Association—11.6%
1,000	2.375%, 02/15/07	996,403
1,180	2.85%, 01/05/07	1,179,682
499	3.00%, 03/28/07	496,593
615	3.05%, 01/19/07	614,181
1,000	3.75%, 04/15/07	995,351
1,200	5.35%, 11/21/07	1,199,787

	Total Federal Home Loan Mortgage Association (cost $5,481,997)	5,481,997

	Federal National Mortgage Association—17.2%
1,250	2.375%, 02/15/07	1,245,338
2,500	2.71%, 01/30/07	2,494,812
400	3.00%, 01/12/07	399,713
1,000	4.00%, 02/22/07	998,622
325	4.25%, 07/15/07	322,997
850	4.60%, 11/01/07	844,751
822	5.00%, 01/15/07	821,827
1,000	5.25%, 04/27/07	983,765

	Total Federal National Mortgage Association (cost $8,111,825)	8,111,825

	Repurchase Agreements—66.4%
10,900	Deutsche 5.30% dated 12/29/06, due 01/02/07 in the amount of $10,906,419 (cost $10,900,000; collateralized by Federal Agency Obligations. The value of the collateral including accrued interest was $11,118,000)	10,900,000
9,200	Goldman 5.35% dated 12/29/06, due 01/02/07 in the amount of $9,205,468.89 (cost $9,200,000; collateralized by $9,275,000 Federal Home Loan Mortgage Corp.,4.875%, 03/05/08 value of collateral including accrued interest was $9,386,277)	9,200,000
11,300	Paribas Triparty 5.31% dated 12/29/06, due 01/02/07 in the amount of $11,300,000 (cost $11,300,000; collateralized by $11,565,086 Federal National Mortgage Corp.,5.50%,12/01/21 value of collateral including accrued interest was $11,526,000)	11,300,000

	Total Repurchase Agreements (cost $31,400,000)	31,400,000

See Notes to Financial Statements

132	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	Affiliated Money Market Mutual Fund—0.1%
51,877	Dryden Core Investment Fund -Taxable Money Market Series (cost $51,877; Note 3)(w)	$51,877

	Total Investments(h)—100.0% (amortized cost $47,293,177)	47,293,177
	Liabilities in excess of other assets	(18,351)

	Net Assets—100%	$47,274,826

(h)	Federal income tax basis is the same as for financial reporting purposes.
(w)	Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Repurchase Agreements	66.4%
Federal National Mortgage Association	17.2
Federal Home Loan Mortgage Association	11.6
Federal Home Loan Bank	4.7
Affiliated Money Market Mutual Fund	0.1

100.0
Liabilities in excess of other assets	—

100.0%

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	133

Statements of Assets and Liabilities December 31, 2006

	LARGE CAPITALIZATION GROWTH PORTFOLIO	LARGE CAPITALIZATION VALUE PORTFOLIO	SMALL CAPITALIZATION GROWTH PORTFOLIO

ASSETS
Investments, at value(G):
Unaffiliated investments(A)	$302,526,992	$393,115,733	$132,557,751
Affiliated investments(B)	5,658,842	11,720,989	39,317,465
Repurchase agreements(C)	—	—	—
Cash	5,915	481,494	—
Foreign currency, at value(D)	—	—	—
Receivable for Trust shares sold	227,291	194,818	95,358
Dividends and interest receivable	280,154	729,622	88,957
Prepaid expenses and other assets	10,898	16,253	5,804
Receivable for investments sold	1,291,921	120,012	377,194
Receivable for foreign tax reclaim	—	—	—
Premium for swaps purchased	—	—	—
Unrealized appreciation on swaps	—	—	—
Unrealized appreciation on forward currency contracts	—	—	—
Total assets	310,002,013	406,378,921	172,442,529

LIABILITIES
Collateral for securities on loan	5,507,790	9,608,073	33,913,062
Payable for Trust shares reacquired	294,904	349,451	117,461
Payable for investments purchased	—	712,554	726,878
Accrued expenses and other liabilities	229,835	131,976	177,903
Management fee payable	154,987	200,217	70,462
Transfer agent fee payable	19,350	58,685	25,014
Deferred trustees’ fees	12,464	12,398	12,088
Distribution fee payable	583	593	244
Payable to custodian	—	—	79,214
Loan payable	—	—	—
Interest payable	—	—	—
Dividends payable	—	—	—
Due to broker for variation margin	—	—	—
Outstanding options written(E)	—	—	—
Premium for swaps written	—	—	—
Unrealized depreciation on swaps	—	—	—
Unrealized depreciation on forward currency contracts	—	—	—
Securities sold short, at value(F)	—	—	—
Total liabilities	6,219,913	11,073,947	35,122,326

NET ASSETS	$303,782,100	$395,304,974	$137,320,203

See Notes to Financial Statements

134	THE TARGET PORTFOLIO TRUST

Statements of Assets and Liabilities December 31, 2006 (cont’d)

	LARGE CAPITALIZATION GROWTH PORTFOLIO	LARGE CAPITALIZATION VALUE PORTFOLIO	SMALL CAPITALIZATION GROWTH PORTFOLIO
Net assets were comprised of: Shares of beneficial interest, at par	$19,822	$25,333	$11,309
Paid-in capital, in excess of par	254,767,763	310,467,144	140,814,371
	254,787,585	310,492,477	140,825,680
Undistributed net investment income (loss)	4,354	(824)	(12,088)
Accumulated net realized gains (losses)	2,311,096	2,807,808	(25,299,728)
Net unrealized appreciation (depreciation)	46,679,065	82,005,513	21,806,339
Net assets, December 31, 2006	$303,782,100	$395,304,974	$137,320,203

(A) Identified cost of unaffiliated investments	$255,847,927	$311,110,220	$110,751,412
(B) Identified cost of affiliated investments	$5,658,842	$11,720,989	$39,317,465
(C) Identified cost of repurchase agreements	$—	$—	$—
(D) Identified cost of currency	$—	$—	$—
(E) Premiums received from options written	$—	$—	$—
(F) Proceeds received from short sales	$—	$—	$—
(G) Including securities on loan of	$5,204,156	$9,176,651	$31,953,034

NET ASSET VALUE:
Class R: Net Assets	$2,215,849	$2,193,664	$897,893
Shares Outstanding	144,713	140,659	74,105
Net asset value, offering price and redemption price per share	$15.31	$15.60	$12.12
Class T: Net Assets	$301,566,251	$393,111,310	$136,422,310
Shares Outstanding	19,676,974	25,192,716	11,234,859
Net asset value, offering price and redemption price per share	$15.33	$15.60	$12.14

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	135

Statements of Assets and Liabilities December 31, 2006 (cont’d)

	SMALL CAPITALIZATION VALUE PORTFOLIO	INTERNATIONAL EQUITY PORTFOLIO	INTERNATIONAL BOND PORTFOLIO

ASSETS
Investments, at value(G):
Unaffiliated investments(A)	$306,252,867	$269,086,424	$80,364,990
Affiliated investments(B)	72,708,433	1,202,528	1,132,413
Repurchase agreements(C)	—	—	—
Cash	390,751	—	46,127
Foreign currency, at value(D)	—	2,345,604	653,183
Receivable for Trust shares sold	390,524	86,625	21,115
Dividends and interest receivable	441,761	241,848	835,331
Prepaid expenses and other assets	8,380	6,228	969
Receivable for investments sold	542,851	534,707	24,947,011
Receivable for foreign tax reclaim	—	533,851	—
Premium for swaps purchased	—	—	—
Unrealized appreciation on swaps	—	—	427,681
Unrealized appreciation on forward currency contracts	—	—	396,150
Total assets	380,735,567	274,037,815	108,824,970

LIABILITIES
Collateral for securities on loan	55,446,340	—	—
Payable for Trust shares reacquired	296,984	240,133	138,860
Payable for investments purchased	2,741,170	1,403,058	54,039,238
Accrued expenses and other liabilities	235,413	322,672	197,037
Management fee payable	163,416	157,109	17,539
Transfer agent fee payable	45,476	15,258	8,500
Deferred trustees’ fees	12,193	12,189	11,914
Distribution fee payable	288	462	—
Payable to custodian	—	107,353	—
Loan payable	—	1,150,000	—
Interest payable	—	1,305	—
Dividends payable	—	—	—
Due to broker for variation margin	6,100	—	22,247
Outstanding options written(E)	—	—	17,896
Premium for swaps written	—	—	91,258
Unrealized depreciation on swaps	—	—	278,730
Unrealized depreciation on forward currency contracts	—	586,124	29,460
Securities sold short, at value(F)	—	—	13,027,869
Total liabilities	58,947,380	3,995,663	67,880,548

NET ASSETS	$321,788,187	$270,042,152	$40,944,422

See Notes to Financial Statements

136	THE TARGET PORTFOLIO TRUST

Statements of Assets and Liabilities December 31, 2006 (cont’d)

	SMALL CAPITALIZATION VALUE PORTFOLIO	INTERNATIONAL EQUITY PORTFOLIO	INTERNATIONAL BOND PORTFOLIO
Net assets were comprised of: Shares of beneficial interest, at par	$15,717	$16,652	$4,979
Paid-in capital, in excess of par	255,837,755	203,032,718	40,972,204
	255,853,472	203,049,370	40,977,183
Undistributed net investment income (loss)	74,655	91,087	(2,198,545)
Accumulated net realized gains (losses)	1,556,934	2,750,911	(249,291)
Net unrealized appreciation (depreciation)	64,303,126	64,150,784	2,415,075
Net assets, December 31, 2006	$321,788,187	$270,042,152	$40,944,422

(A) Identified cost of unaffiliated investments	$241,941,841	$204,430,510	$78,499,032
(B) Identified cost of affiliated investments	$72,708,433	$1,202,528	$1,132,413
(C) Identified cost of repurchase agreements	$—	$—	$—
(D) Identified cost of currency	$—	$2,334,008	$655,227
(E) Premiums received from options written	$—	$—	$27,838
(F) Proceeds received from short sales	$—	$—	$13,133,359
(G) Including securities on loan of	$52,881,413	$—	$—

NET ASSET VALUE:
Class R: Net Assets	$1,060,616	$1,728,295	$—
Shares Outstanding	51,844	106,644	—
Net asset value, offering price and redemption price per share	$20.46	$16.21	$—
Class T: Net Assets	$320,727,571	$268,313,857	$40,944,422
Shares Outstanding	15,664,769	16,545,118	4,978,631
Net asset value, offering price and redemption price per share	$20.47	$16.22	$8.22

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	137

Statements of Assets and Liabilities December 31, 2006 (cont’d)

	TOTAL RETURN BOND PORTFOLIO	INTERMEDIATE- TERM BOND PORTFOLIO	MORTGAGE BACKED SECURITIES PORTFOLIO	U.S. GOVERNMENT MONEY MARKET PORTFOLIO

ASSETS
Investments, at value(G):
Unaffiliated investments(A)	$229,592,903	$274,525,886	$95,301,634	$15,841,300
Affiliated investments(B)	3,345,440	12,572,196	25,316	51,877
Repurchase agreements(C)	3,000,000	—	17,600,000	31,400,000
Cash	—	598,192	—	—
Foreign currency, at value(D)	3,161,543	1,401,717	—	—
Receivable for Trust shares sold	369,412	50,436	34,459	102,142
Dividends and interest receivable	1,624,449	1,732,495	328,625	187,379
Prepaid expenses and other assets	5,445	9,426	5,074	2,425
Receivable for investments sold	73,955,966	6,917,969	26,640,515	—
Receivable for foreign tax reclaim	—	—	—	—
Premium for swaps purchased	—	335,849	—	—
Unrealized appreciation on swaps	350,144	1,322	—	—
Unrealized appreciation on forward currency contracts	36,599	—	—	—
Total assets	315,441,901	298,145,488	139,935,623	47,585,123

LIABILITIES
Reverse repurchase agreement	—	—	18,694,000	—
Payable for Trust shares reacquired	236,418	371,752	37,937	90,205
Payable for investments purchased	97,820,936	44,596,203	25,367,886	—
Accrued expenses and other liabilities	126,764	192,875	236,891	105,465
Management fee payable	64,434	94,531	28,960	9,446
Transfer agent fee payable	28,360	78,132	71,182	55,431
Deferred trustees’ fees	12,094	12,457	12,020	11,989
Distribution fee payable	385	—	—	—
Payable to custodian	1,963,076	—	5,915	37,644
Loan payable	—	—	—	—
Interest payable	—	—	—	—
Dividends payable	496	1,140	103	117
Due to broker for variation margin	9,993	54,485	5,625	—
Outstanding options written(E)	246,830	9,630	7,300	—
Premium for swaps written	335,968	—	—	—
Unrealized depreciation on swaps	480,394	504,840	—	—
Unrealized depreciation on forward currency contracts	174,718	126,785	—	—
Securities sold short, at value(F)	45,283,936	6,879,684	19,996,961	—
Total liabilities	146,784,802	52,922,514	64,464,780	310,297

NET ASSETS	$168,657,099	$245,222,974	$75,470,843	$47,274,826

See Notes to Financial Statements

138	THE TARGET PORTFOLIO TRUST

Statements of Assets and Liabilities December 31, 2006 (cont’d)

	TOTAL RETURN BOND PORTFOLIO	INTERMEDIATE- TERM BOND PORTFOLIO	MORTGAGE BACKED SECURITIES PORTFOLIO	U.S. GOVERNMENT MONEY MARKET PORTFOLIO
Net assets were comprised of: Shares of beneficial interest, at par	$16,257	$24,217	$7,555	$47,275
Paid-in capital, in excess of par	171,178,443	250,981,926	79,257,437	47,227,862
	171,194,700	251,006,143	79,264,992	47,275,137
Undistributed net investment income (loss)	(1,213,519)	(515,087)	(12,123)	2,586
Accumulated net realized gains (losses)	(1,305,180)	(4,354,574)	(3,494,739)	(2,897)
Net unrealized appreciation (depreciation)	(18,902)	(913,508)	(287,287)	—
Net assets, December 31, 2006	$168,657,099	$245,222,974	$75,470,843	$47,274,826

(A) Identified cost of unaffiliated investments	$229,509,646	$274,611,031	$95,610,903	$15,841,300
(B) Identified cost of affiliated investments	$3,345,440	$12,572,196	$25,316	$51,877
(C) Identified cost of repurchase agreements	$3,000,000	$—	$17,600,000	$31,400,000
(D) Identified cost of currency	$3,129,776	$1,338,698	$—	$—
(E) Premiums received from options written	$165,270	$30,215	$11,900	$—
(F) Proceeds received from short sales	$45,726,009	$6,917,969	$20,076,062	$—
(G) Including securities on loan of	$—	$—	$—	$—

NET ASSET VALUE:
Class R: Net Assets	$1,502,840	$—	$—	$—
Shares Outstanding	145,720	—	—	—
Net asset value, offering price and redemption price per share	$10.31	$—	$—	$—
Class T: Net Assets	$167,154,259	$245,222,974	$75,470,843	$47,274,826
Shares Outstanding	16,110,980	24,216,607	7,554,883	47,275,344
Net asset value, offering price and redemption price per share	$10.38	$10.13	$9.99	$1.00

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	139

Statements of Operations

Year Ended December 31, 2006

	LARGE CAPITALIZATION GROWTH PORTFOLIO	LARGE CAPITALIZATION VALUE PORTFOLIO	SMALL CAPITALIZATION GROWTH PORTFOLIO
NET INVESTMENT INCOME (LOSS)
Income
Unaffiliated dividend income	$3,717,120	$9,138,489	$361,612
Affiliated dividend income	116,402	157,636	240,125
Less: Foreign withholding taxes	(55,649)	(2,303)	—
Unaffiliated interest	410	430	3,306
Affiliated income from securities lending, net	17,292	1,790	28,789
Total income	3,795,575	9,296,042	633,832
Expenses
Management fee	1,798,511	2,228,473	843,337
Interest expense (Note 7)	1,742	—	—
Distribution fee—Class R	775	804	337
Transfer agent’s fees and expenses(a)	212,000	193,000	150,000
Custodian’s fees and expenses	94,000	77,000	64,000
Reports to shareholders	25,000	41,000	11,000
Registration fees	30,000	33,000	23,000
Legal fees	20,000	24,000	17,000
Trustees’ fees	18,000	15,000	12,000
Audit fees	22,000	17,000	18,000
Miscellaneous	35,032	32,524	41,733
Total expenses	2,257,060	2,661,801	1,180,407
Net investment income (loss)	1,538,515	6,634,241	(546,575)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	8,314,481	23,505,886	9,674,494
Futures transactions	—	—	—
Foreign currency transactions	68	—	—
Options written transactions	—	—	—
Swap transactions	—	—	—
Short sale transactions	—	—	—
Total net realized gain (loss)	8,314,549	23,505,886	9,674,494
Net change in unrealized appreciation (depreciation) on:
Investments	14,990,354	36,230,197	1,412,805
Futures	—	—	—
Foreign currencies	—	—	—
Options written	—	—	—
Swaps	—	—	—
Short sales	—	—	—
Net change in unrealized appreciation (depreciation)	14,990,354	36,230,197	1,412,805
Net gain (loss)	23,304,903	59,736,083	11,087,299
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$24,843,418	$66,370,324	$10,540,724
a) Including affiliated expense of	$168,000	$191,000	$148,000

See Notes to Financial Statements

140	THE TARGET PORTFOLIO TRUST

Statements of Operations

Year Ended December 31, 2006 (cont’d)

	SMALL CAPITALIZATION VALUE PORTFOLIO	INTERNATIONAL EQUITY PORTFOLIO	INTERNATIONAL BOND PORTFOLIO
NET INVESTMENT INCOME (LOSS)
Income
Unaffiliated dividend income	$5,179,322	$7,030,883	$—
Affiliated dividend income	517,939	51,575	39,509
Less: Foreign withholding taxes	(6,937)	(484,414)	(118)
Unaffiliated interest	—	6,712	1,408,389
Affiliated income from securities lending, net	12,014	—	—
Total income	5,702,338	6,604,756	1,447,780
Expenses
Management fee	1,743,499	1,740,876	205,867
Interest expense (Note 7)	—	6,199	—
Distribution fee—Class R	392	626	—
Transfer agent’s fees and expenses(a)	271,000	180,000	66,000
Custodian’s fees and expenses	122,000	218,000	90,000
Reports to shareholders	42,000	25,000	26,000
Registration fees	39,000	25,000	16,000
Legal fees	30,000	24,000	27,000
Trustees’ fees	15,000	15,000	12,000
Audit fees	18,000	23,000	26,000
Miscellaneous	30,245	49,354	23,099
Total expenses	2,311,136	2,307,055	491,966
Net investment income (loss)	3,391,202	4,297,701	955,814
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	20,392,466	25,759,105	(187,514)
Futures transactions	28,805	—	(60,090)
Foreign currency transactions	—	(1,105,162)	(1,968,246)
Options written transactions	—	—	25,770
Swap transactions	—	—	102,762
Short sale transactions	—	—	96,025
Total net realized gain (loss)	20,421,271	24,653,943	(1,991,293)
Net change in unrealized appreciation (depreciation) on:
Investments	22,628,429	35,083,130	816,608
Futures	(7,900)	—	(89,780)
Foreign currencies	—	(651,139)	581,712
Options written	—	—	13,299
Swaps	—	—	604,742
Short sales	—	—	(48,339)
Net change in unrealized appreciation (depreciation)	22,620,529	34,431,991	1,878,242
Net gain (loss)	43,041,800	59,085,934	(113,051)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$46,433,002	$63,383,635	$842,763
a) Including affiliated expense of	$268,000	$131,000	$65,000

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	141

Statements of Operations

Year Ended December 31, 2006 (cont’d)

	TOTAL RETURN BOND PORTFOLIO	INTERMEDIATE- TERM BOND PORTFOLIO	MORTGAGE BACKED SECURITIES PORTFOLIO	U.S. GOVERNMENT MONEY MARKET PORTFOLIO
NET INVESTMENT INCOME (LOSS)
Income
Unaffiliated dividend income	$145,899	$275,120	$—	$—
Affiliated dividend income	199,701	356,160	6,845	2,314
Less: Foreign withholding taxes	—	—	—	—
Unaffiliated interest	7,617,632	11,493,154	4,916,766	2,371,504
Affiliated income from securities lending, net	—	—	—	—
Total income	7,963,232	12,124,434	4,923,611	2,373,818
Expenses
Management fee	732,265	1,122,194	348,528	119,965
Interest expense (Note 7)	495	660	739,695	—
Distribution fee—Class R	446	—	—	—
Transfer agent’s fees and expenses(a)	150,000	174,000	92,000	61,000
Custodian’s fees and expenses	106,000	150,000	144,000	61,000
Reports to shareholders	20,000	30,000	28,000	20,000
Registration fees	20,000	20,000	32,000	16,000
Legal fees	25,000	27,000	28,000	12,000
Trustees’ fees	13,000	14,000	9,000	12,000
Audit fees	20,000	23,000	21,000	15,000
Miscellaneous	20,365	33,950	24,008	18,246
Total expenses	1,107,571	1,594,804	1,466,231	335,211
Net investment income (loss)	6,855,661	10,529,630	3,457,380	2,038,607
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(112,690)	(605,503)	(1,020,583)	(2,491)
Futures transactions	(661,257)	(1,058,674)	(59,207)	—
Foreign currency transactions	(1,506,399)	(72,287)	—	—
Options written transactions	(14,293)	32,740	(21,155)	—
Swap transactions	977,111	380,723	19,980	—
Short sale transactions	(101,982)	(78,615)	(220,688)	—
Total net realized gain (loss)	(1,419,510)	(1,401,616)	(1,301,653)	(2,491)
Net change in unrealized appreciation (depreciation) on:
Investments	806,362	699,866	705,446	—
Futures	(214,978)	345,202	(81,078)	—
Foreign currencies	90,389	75,096	—	—
Options written	(112,821)	(1,423)	4,600	—
Swaps	35,713	(545,527)	(5,016)	—
Short sales	675,027	38,285	87,747	—
Net change in unrealized appreciation (depreciation)	1,279,692	611,499	711,699	—
Net gain (loss)	(139,818)	(790,117)	(589,954)	(2,491)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,715,843	$9,739,513	$2,867,426	$2,036,116
a) Including affiliated expense of	$149,000	$151,000	$81,000	$61,000

See Notes to Financial Statements

142	THE TARGET PORTFOLIO TRUST

Statements of Changes in Net Assets

	LARGE CAPITALIZATION GROWTH PORTFOLIO		LARGE CAPITALIZATION VALUE PORTFOLIO
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$1,538,515	$550,049	$6,634,241	$5,414,957
Net realized gain (loss) on investment and foreign currency transactions	8,314,549	61,722,889	23,505,886	62,818,569
Net change in unrealized appreciation/(depreciation) of investments	14,990,354	(43,590,841)	36,230,197	(45,800,873)
Net increase (decrease) in net assets resulting from operations	24,843,418	18,682,097	66,370,324	22,432,653
Dividends and Distributions (Note 1)
Dividends from net investment income
Class R	(3,514)	—	(16,801)	—
Class T	(1,653,855)	(424,776)	(6,842,579)	(5,359,256)
Total dividends from net investment income	(1,657,369)	(424,776)	(6,859,380)	(5,359,256)
Distributions from net realized gains
Class R	(20,757)	—	(55,232)	—
Class T	(8,582,005)	(44,003,589)	(45,586,619)	(49,641,032)
Total distributions from net realized gains	(8,602,762)	(44,003,589)	(45,641,851)	(49,641,032)
Trust share transactions (Note 6)
Net proceeds from shares sold	25,008,986	30,635,551	33,860,437	40,152,956
Net asset value of shares issued in reinvestment of dividends and distributions	10,240,926	44,414,354	51,052,050	54,877,512
Cost of shares reacquired	(53,885,753)	(85,228,600)	(65,730,095)	(85,622,845)
Net increase (decrease) in net assets from Trust share transactions	(18,635,841)	(10,178,695)	19,182,392	9,407,623
Total increase (decrease)	(4,052,554)	(35,924,963)	33,051,485	(23,160,012)

NET ASSETS
Beginning of year	307,834,654	343,759,617	362,253,489	385,413,501
End of year(a)	$303,782,100	$307,834,654	$395,304,974	$362,253,489
(a) Includes undistributed net investment income of	$4,354	$144,542	$—	$446,270

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	143

Statements of Changes in Net Assets (cont’d)

	SMALL CAPITALIZATION GROWTH PORTFOLIO		SMALL CAPITALIZATION VALUE PORTFOLIO
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$(546,575)	$(892,211)	$3,391,202	$2,032,694
Net realized gain (loss) on investment and foreign currency transactions	9,674,494	11,287,884	20,421,271	55,992,751
Net change in unrealized appreciation/(depreciation) of investments	1,412,805	(4,638,598)	22,620,529	(34,236,849)
Net increase (decrease) in net assets resulting from operations	10,540,724	5,757,075	46,433,002	23,788,596
Dividends and Distributions (Note 1)
Dividends from net investment income
Class R	—	—	(2,938)	—
Class T	—	—	(3,240,682)	(1,786,572)
Total dividends from net investment income	—	—	(3,243,620)	(1,786,572)
Distributions from net realized gains
Class R	—	—	(21,073)	—
Class T	—	—	(23,263,451)	(54,378,098)
Total distributions from net realized gains	—	—	(23,284,524)	(54,378,098)
Trust share transactions (Note 6)
Net proceeds from shares sold	9,893,507	13,851,396	70,560,051	52,707,779
Net asset value of shares issued in reinvestment of dividends and distributions	—	—	26,049,122	55,249,127
Cost of shares reacquired	(26,479,801)	(34,999,953)	(53,840,672)	(62,042,254)
Net increase (decrease) in net assets from Trust share transactions	(16,586,294)	(21,148,557)	42,768,501	45,914,652
Total increase (decrease)	(6,045,570)	(15,391,482)	62,673,359	13,538,578

NET ASSETS
Beginning of year	143,365,773	158,757,255	259,114,828	245,576,250
End of year(a)	$137,320,203	$143,365,773	$321,788,187	$259,114,828
(a) Includes undistributed net investment income of	$—	$—	$74,655	$281,690

See Notes to Financial Statements

144	THE TARGET PORTFOLIO TRUST

Statements of Changes in Net Assets (cont’d)

	INTERNATIONAL EQUITY PORTFOLIO		INTERNATIONAL BOND PORTFOLIO
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$4,297,701	$3,438,526	$955,814	$753,696
Net realized gain (loss) on investment and foreign currency transactions	24,653,943	42,374,057	(1,991,293)	5,456,058
Net change in unrealized appreciation/(depreciation) of investments	34,431,991	(16,151,609)	1,878,242	(4,599,975)
Net increase (decrease) in net assets resulting from operations	63,383,635	29,660,974	842,763	1,609,779
Dividends and Distributions (Note 1)
Dividends from net investment income
Class R	(10,046)	—	—	—
Class T	(4,341,675)	(4,548,361)	(1,301,423)	(822,648)
Total dividends from investment income	(4,351,721)	(4,548,361)	(1,301,423)	(822,648)
Distributions from net realized gains
Class R	(59,614)	—	—	—
Class T	(21,810,241)	(10,649,422)	(54,720)	(33,394)
Total distributions from net realized gains	(21,869,855)	(10,649,422)	(54,720)	(33,394)
Trust share transactions (Note 6)
Net proceeds from shares sold	18,172,375	23,896,686	6,238,031	8,080,019
Net asset value of shares issued in reinvestment of dividends and distributions	26,171,927	15,191,553	1,352,078	855,615
Cost of shares reacquired	(44,614,358)	(50,701,115)	(9,043,897)	(11,682,782)
Net increase (decrease) in net assets from Trust share transactions	(270,056)	(11,612,876)	(1,453,788)	(2,747,148)
Total increase (decrease)	36,892,003	2,850,315	(1,967,168)	(1,993,411)

NET ASSETS
Beginning of year	233,150,149	230,299,834	42,911,590	44,905,001
End of year(a)	$270,042,152	$233,150,149	$40,944,422	$42,911,590
(a) Includes undistributed net investment income of	$91,087	$200,879	$—	$—

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	145

Statements of Changes in Net Assets (cont’d)

	TOTAL RETURN BOND PORTFOLIO		INTERMEDIATE-TERM BOND PORTFOLIO
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$6,855,661	$6,315,677	$10,529,630	$9,692,301
Net realized gain (loss) on investment and foreign currency transactions	(1,419,510)	246,826	(1,401,616)	(1,215,215)
Net change in unrealized appreciation/(depreciation) of investments	1,279,692	(2,230,248)	611,499	(3,164,852)
Net increase (decrease) in net assets resulting from operations	6,715,843	4,332,255	9,739,513	5,312,234
Dividends and Distributions (Note 1)
Dividends from net investment income
Class R	(4,293)	—	—	—
Class T	(6,978,878)	(6,859,355)	(11,077,415)	(10,131,526)
Total dividends from net investment income	(6,983,171)	(6,859,355)	(11,077,415)	(10,131,526)
Distributions from net realized gains
Class R	—	—	—	—
Class T	—	(1,294,402)	—	(128,653)
Total distributions from net realized gains	—	(1,294,402)	—	(128,653)
Trust share transactions (Note 6)
Net proceeds from shares sold	34,223,538	35,616,451	92,017,701	40,116,845
Net asset value of shares issued in reinvestment of dividends and distributions	6,956,225	8,147,528	11,032,073	10,256,072
Cost of shares reacquired	(33,930,307)	(56,755,679)	(118,666,524)	(81,229,652)
Net increase (decrease) in net assets from Trust share transactions	7,249,456	(12,991,700)	(15,616,750)	(30,856,735)
Total increase (decrease)	6,982,128	(16,813,202)	(16,954,652)	(35,804,680)

NET ASSETS
Beginning of year	161,674,971	178,488,173	262,177,626	297,982,306
End of year(a)	$168,657,099	$161,674,971	$245,222,974	$262,177,626
(a) Includes undistributed net investment income of	$—	$2,030,789	$—	$—

See Notes to Financial Statements

146	THE TARGET PORTFOLIO TRUST

Statements of Changes in Net Assets (cont’d)

	MORTGAGE BACKED SECURITIES PORTFOLIO		U.S. GOVERNMENT MONEY MARKET PORTFOLIO
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$3,457,380	$4,407,891	$2,038,607	$1,738,551
Net realized gain (loss) on investment and foreign currency transactions	(1,301,653)	(40,466)	(2,491)	—
Net change in unrealized appreciation/(depreciation) of investments	711,699	(2,391,039)	—	—
Net increase (decrease) in net assets resulting from operations	2,867,426	1,976,386	2,036,116	1,738,551
Dividends and Distributions (Note 1)
Dividends from net investment income	(3,765,517)	(4,564,729)	(2,026,702)	(1,747,870)
Trust share transactions (Note 6)(b)
Net proceeds from shares sold	6,808,481	7,499,428	21,507,914	43,342,523
Net asset value of shares issued in reinvestment of dividends and distributions	3,754,874	4,564,729	2,015,845	1,746,159
Cost of shares reacquired	(16,389,625)	(23,076,242)	(33,465,781)	(62,061,743)
Net increase (decrease) in net assets from Trust share transactions	(5,826,270)	(11,012,085)	(9,942,022)	(16,973,061)
Total increase (decrease)	(6,724,361)	(13,600,428)	(9,932,608)	(16,982,380)

NET ASSETS
Beginning of year	82,195,204	95,795,632	57,207,434	74,189,814
End of year(a)	$75,470,843	$82,195,204	$47,274,826	$57,207,434
(a) Includes undistributed net investment income of	$—	$—	$2,586	$—
(b) Trust share transactions are at $1 per share for the U.S. Government Money Market Portfolio.

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	147

Notes to Financial Statements

The TARGET Portfolio Trust (the “Trust”) is an open-end management investment company. The Trust was established as a Delaware business trust on July 29, 1992 and consists of ten separate portfolios (the “Portfolio” or “Portfolios”). All the Portfolios are diversified, as defined under the Investment Company Act of 1940, except for the International Bond Portfolio. Investment operations commenced on January 5, 1993, with the exception of the International Bond Portfolio, which commenced on May 17, 1994.

The Portfolios and their investment objectives are as follows:

•

Large Capitalization Growth Portfolio—long-term capital appreciation through investment primarily in stocks of large corporations that, in the investment adviser’s opinion, should have earnings growth faster than that of the S&P 500;

•

Large Capitalization Value Portfolio—total return consisting of capital appreciation and dividend income through investment primarily in stocks of large corporations that, in the adviser’s opinion, are undervalued;

•

Small Capitalization Growth Portfolio—maximum capital appreciation through investment primarily in small company common stocks that, in the investment adviser’s opinion, should have earnings growth faster than that of the U.S. economy in general;

•

Small Capitalization Value Portfolio—above average capital appreciation through investment in small company common stocks that, in the adviser’s opinion, are undervalued or overlooked in the marketplace;

•	International Equity Portfolio—capital appreciation through investment primarily in stocks of companies domiciled outside the United States;

•	International Bond Portfolio—high total return through investment primarily in high-quality, foreign debt securities;

•

Total Return Bond Portfolio—total return of current income and capital appreciation through investment primarily in fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than four years but not more than fifteen years;

•

Intermediate-Term Bond Portfolio—current income and reasonable stability of principal through investment primarily in high quality fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than three years but not more than ten years;

•

Mortgage Backed Securities Portfolio—high current income primarily and capital appreciation secondarily, each consistent with the protection of capital through investment primarily in mortgage related securities;

•

U.S. Government Money Market Portfolio—maximum current income consistent with maintenance of liquidity and preservation of capital through investment exclusively in short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific industry, region or country.

148	THE TARGET PORTFOLIO TRUST

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust and the Portfolios in the preparation of its financial statements.

Securities Valuations: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor(s); to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Portfolio’s pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of December 31, 2006, Large Capitalization Growth Portfolio and International Equity Portfolio held foreign securities whose value required adjustment in accordance with such procedures.

Certain Portfolios held illiquid securities, including those, which are restricted as to disposition under securities law (“restricted securities”). Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above. Each Portfolio may hold up to 15% of its net assets in illiquid securities, except for the U.S. Government Money Market Portfolio, which may hold up to 10% of its net assets in illiquid securities.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of the valuation.

U.S. Government securities for which market quotations are available are valued at a price provided by an independent pricing agent or primary dealer (a dealer that trades in U.S. Government securities with the Federal Reserve System).

Securities held by the U.S. Government Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7 of the Investment Company Act, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost.

THE TARGET PORTFOLIO TRUST	149

Short-term securities held by the other Portfolios, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Short-term securities held by the other Portfolios, which mature in more than 60 days, are valued at current market quotations.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Trust’s policy that its custodian or designated sub custodians under tri-party repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on financial futures contracts.

The Portfolio invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Portfolio maintains a segregated account of Securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to financial futures contracts. The International Equity Portfolio, International Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage-Backed Securities Portfolio and Total Return Bond Portfolio are the only portfolios that may invest in financial futures contracts.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities—at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at period end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

150	THE TARGET PORTFOLIO TRUST

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Foreign Currency Contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Portfolio enters into forward foreign currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currency transactions. Gains or losses are realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The International Equity Portfolio, International Bond Portfolio, Intermediate-Term Bond Portfolio and Total Return Bond Portfolio may enter into forward foreign currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings.

Options: The Portfolio may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Portfolio currently owns or intends to purchase. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Portfolio has realized a gain or loss. The difference between the premium and the amount received or paid on affecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gains or losses on purchased options are included in net realized gains or losses on investment transactions. Gains or losses on written options are presented separately as net realized gains or losses on options written.

The Portfolio, as writer of an option, may have no control over whether the contract may be exercised. As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or currencies underlying the written option. The Portfolio, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. The Portfolio maintains a segregated account of securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to options. The International Equity Portfolio, the International Bond Portfolio, the Intermediate-Term Bond Portfolio, the Total Return Bond Portfolio and the Mortgage-Backed Securities Portfolio may either purchase or write options.

THE TARGET PORTFOLIO TRUST	151

Short Sales: Certain portfolios of the Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Portfolio may sell a security, it does not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales. The Portfolio maintains a segregated account of securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to short sales. The International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio and Mortgage-Backed Securities Portfolio may enter into short sales.

Swap Agreements: Certain portfolios may enter into interest rate swap agreements, forward swap spread lock agreements, and credit default swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap agreement, one party (the protection buyer) makes a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The maximum amount of the payment may equal the notional, at par, of the underlying index or security as a result of a default (or “credit event”). In addition to bearing the risk that the credit event will occur, the Portfolios could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on it’s obligation to perform. The Portfolios may enter into swap agreements as the protection buyer or the protection seller. The swaps are valued daily at current market value and any change in value is included in net unrealized appreciation or depreciation on investments. Payments received or paid by the Portfolio are recorded as realized gains or losses. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

The use of derivative transactions may involve elements of both market and credit risk in excess of the amounts reported in the Statements of Assets and Liabilities.

Securities Lending: The Portfolio may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities using the collateral in the open market. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

152	THE TARGET PORTFOLIO TRUST

When-Issued/Delayed Delivery Securities: Certain portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount of debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Trust’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at the Portfolio or class level.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Total Return Bond Portfolio, Intermediate-Term Bond Portfolio and Mortgage Backed Securities Portfolio declare dividends of their net investment income daily and pay such dividends monthly. The U.S. Government Money Market Portfolio declares net investment income and any net capital gain (loss) daily and pays such dividends monthly. Each other Portfolio declares and pays a dividend of its net investment income, if any, at least annually. Each Portfolio except for the U.S. Government Money Market Portfolio declares and pays its net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital, in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Portfolio in the Trust is treated as a separate tax-paying entity. It is each Portfolio’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest and dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

THE TARGET PORTFOLIO TRUST	153

Note 2. Agreements

The Trust’s manager is Prudential Investments LLC (“PI”). PI manages the investment operations of the Trust, administers the Trust’s affairs and is responsible for the selection, subject to review and approval of the Trustees, of the advisers. PI supervises the advisers’ performance of advisory services and makes recommendations to the Trustees as to whether the advisers’ contracts should be renewed, modified or terminated. PI pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Trust, occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

The advisers noted below each furnished investment advisory services in connection with the management of the Portfolios. Each of the advisers of the equity Portfolios—Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio, Small Capitalization Value Portfolio and International Equity Portfolio—manages a portion of the assets of the respective Portfolios. In general, in order to maintain a division of assets between the advisers as deemed appropriate by PI, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expense items) are divided between the advisers, as PI deems appropriate. In order to maintain an approximate allocation between the advisers in the ratio deemed appropriate by PI, a periodic rebalancing of each subadvisor’s share of Portfolio assets may occur to account for market fluctuations.

Portfolio	Adviser
Large Capitalization Growth	Goldman Sachs Asset Management L.P. and Marsico Capital Management, LLC
Large Capitalization Value	J.P. Morgan Investment Management, Inc., Hotchkis & Wiley Capital Management, LLC and NFJ Investment Group L.P.
Small Capitalization Growth	Transamerica Investment Management, LLC and RS Investment Management, L.P.
Small Capitalization Value	NFJ Investment Group L.P. , EARNEST Partners, LLC, Lee Munder Investments Limited, J.P. Morgan Investment Management, Inc. and Vaughan Nelson Investment Management, L.P.
International Equity	LSV Asset Management and Thornburg Investment Management, Inc.
International Bond, Total Return Bond and Intermediate-Term Bond	Pacific Investment Management Company LLC
Mortgage Backed Securities and U.S. Government Money Market	Wellington Management Company, LLP

The management fee payable to PI is computed daily and paid monthly, at an annual rate of the average daily net assets of the Portfolios specified below and PI, in turn, pays each adviser a fee for its services.

Portfolio	Contracted & Effective Management Fee
Large Capitalization Growth	0.60%
Large Capitalization Value	0.60%
Small Capitalization Growth	0.60%
Small Capitalization Value	0.60%
International Equity	0.70%
International Bond	0.50%
Total Return Bond	0.45%
Intermediate-Term Bond	0.45%
Mortgage Backed Securities	0.45%
U.S. Government Money Market	0.25%

154	THE TARGET PORTFOLIO TRUST

The Trust has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class T and Class R shares of the Trust. The Trust compensates PIMS for distributing and servicing the Trust’s Class R shares, pursuant to plan of distribution (the “Class R Plan”), regardless of expenses actually incurred by PIMS. The distribution fee is accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class T shares of the Trust.

Pursuant to the Class R Plan, the Trust compensates PIMS for distribution related activities at an annual rate of up to .75 of 1% of the average daily net assets of the Class R shares. For the period ended December 31, 2006, PIMS has contractually agreed to limit such fees to .50 of 1% of the average daily net assets of the Class R shares.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Trust’s transfer agent. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates where applicable.

For the year ended December 31, 2006, the amount of brokerage commissions earned by Wachovia Securities, LLC (“Wachovia”), an affiliate of PI, and Prudential Equity Group, LLC, (“PEG”), an indirect, wholly-owned subsidiary of Prudential, from portfolio transactions executed on behalf of the Portfolios were as follows:

Portfolio	Wachovia	PEG
Large Capitalization Growth	—	$197
Large Capitalization Value	$207	17,890
Small Capitalization Growth	32	175
Small Capitalization Value	—	3,714

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Trust’s security lending agent. For the year ended December 31, 2006, PIM was compensated for these services by the following Portfolios of Trust:

Portfolio	PIM
Large Capitalization Growth	$7,412
Large Capitalization Value	768
Small Capitalization Growth	12,341
Small Capitalization Value	515

Certain Portfolios invest in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

THE TARGET PORTFOLIO TRUST	155

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments and U.S. Government securities, for the year ended December 31, 2006, were as follows:

Portfolio	Purchases	Sales
Large Capitalization Growth	$205,837,894	$233,996,811
Large Capitalization Value	164,010,787	185,258,671
Small Capitalization Growth	130,201,285	146,164,962
Small Capitalization Value	117,270,668	102,009,153
International Equity	101,359,342	123,458,959
International Bond	81,094,542	80,370,112
Total Return Bond	104,406,663	18,817,924
Intermediate-Term Bond	157,264,324	17,704,604
Mortgage Backed Securities	9,149,979	3,534,741

Transactions in options written during the year ended December 31, 2006, were as follows:

Target International Bond	Number of Contracts/ Notional Amount (000)	Premium Received (Paid)
Options outstanding at December 31, 2005	2,500	$39,703
Written options	7,700	36,590
Written swap options	4,010	22,133
Expired options	(6,600)	(33,342)
Expired swap options	(2,510)	(37,246)

Options outstanding at December 31, 2006	5,100	$27,838

Target Total Return Bond	Number of Contracts/ Notional Amount (000)	Premium Received (Paid)
Options outstanding at December 31, 2005	9,100	$93,314
Written swap options	15,000	165,270
Expired swap options	(5,300)	(52,373)
Closed options	(3,800)	(27,010)
Closed swap options	— (a)	(13,931)

Options outstanding at December 31, 2006	15,000	$165,270

Target Intermediate-Term Bond	Number of Contracts/ Notional Amount (000)	Premium Received (Paid)
Options outstanding at December 31, 2005	18,700	$197,277
Written swap options	2,000	30,215
Expired options	(2,000)	(48,452)
Expired swap options	(8,700)	(91,095)
Closed options	(8,000)	(57,730)

Options outstanding at December 31, 2006	2,000	$30,215

156	THE TARGET PORTFOLIO TRUST

Target Mortgage Backed Securities	Number of Contracts/ Notional Amount (000)	Premium Received
Options outstanding at December 31, 2005	—	—
Written swap options	2,000	$11,900

Options outstanding at December 31, 2006	2,000	$11,900

(a)	Less than 1,000.

Note 5: Tax and Distribution Information

In order to present undistributed net investment income or loss and accumulated net realized capital gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, undistributed net investment income or loss and accumulated net realized gain or loss on investments.

For the year ended December 31, 2006 the adjustments were as follows:

Portfolio	Paid-In Capital In Excess of Par	Undistributed Net Investment Income	Accumulated Net Realized Gain or Loss
Large Capitalization Growth(a)(d)(f)(g)	—	$(21,344)	$21,344
Large Capitalization Value(f)(g)	—	(221,955)	221,955
Small Capitalization Growth(b)(f)	$(562,039)	534,487	27,552
Small Capitalization Value(f)(g)	—	(354,617)	354,617
International Equity(a)(d)	—	(55,772)	55,772
International Bond(a)(b)(c)(d)(e)(h)	(1,073,014)	(767,401)	1,840,415
Total Return Bond(a)(c)(e)(g)	—	(3,116,798)	3,116,798
Intermediate-Term Bond(a)(c)(e)(g)	—	265,900	(265,900)
Mortgage Backed Securities(c)(e)(d)	(34,765)	333,455	(298,690)

(a)	Reclassification of net foreign currency gain (loss).
(b)	Reclassification of tax operating loss.
(c)	Reclassification of swap income.
(d)	Reclassification of over distribution of ordinary income.
(e)	Reclassification of paydown gain/loss.
(f)	Reclassification of real estate investment trust distributions.
(g)	Reclassification due to other adjustments.
(h)	Reclassification of tax operating loss against short-term capital gain.

Net investment income, net realized gains and net assets were not affected by these reclassifications.

THE TARGET PORTFOLIO TRUST	157

For federal income tax purposes the following Portfolios elected to treat post-October losses incurred in the period November 1, 2006 through December 31, 2006 has having been incurred in the following fiscal year. Certain Portfolios had capital loss carryforwards as of December 31, 2006. Accordingly, no capital gain distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforwards. The approximate amounts were as follows:

	Post-October Losses
Portfolio	Currency	Capital	Capital Loss Carryforward
Small Capitalization Growth	—	—	$24,789,000	(a)
International Equity	$483,000	—	—
International Bond	802,000	$174,000	—
Total Return Bond	1,564,000	383,000	895,000	(b)
Intermediate-Term Bond	199,000	246,000	4,126,000	(c)
Mortgage Backed Securities	—	212,000	3,339,000	(d)
U.S. Government Money Market	—	—	3,000	(e)

(a)	Approximately $18,058,000 expiring in 2010 and $6,731,000 expiring in 2011. Approximately $9,897,000 was used to offset net taxable gains realized in the fiscal year ended December 31, 2006.
(b)	Approximately $250,000 expiring in 2013 and $645,000 expiring in 2014.
(c)	Approximately $2,994,000 expiring in 2013 and $1,132,000 expiring in 2014.
(d)	Approximately $384,000 expiring in 2008, $970,000 expiring in 2011, $255,000 expiring in 2012, $65,000 expiring in 2013 and $1,665,000 expiring in 2014.
(e)	Approximately $500 expiring in 2013 and $2,500 expiring in 2014.

For the year ended December 31, 2006, the tax character of distributions paid, as reflected in the Statements of Changes in Net Assets were:

Portfolio	Ordinary Income	Long-Term Capital Gains	Total Distributions
Large Capitalization Growth	$3,659,700	$6,600,431	$10,260,131
Large Capitalization Value	16,962,108	35,539,123	52,501,231
Small Capitalization Value	7,979,767	18,548,377	26,528,144
International Equity	13,141,483	13,080,093	26,221,576
International Bond	1,301,561	54,582	1,356,143
Total Return Bond	6,983,171	—	6,983,171
Intermediate-Term Bond	11,077,415	—	11,077,415
Mortgage Backed Securities	3,765,517	—	3,765,517
U.S. Government Money Market	2,026,702	—	2,026,702

158	THE TARGET PORTFOLIO TRUST

For the year ended December 31, 2005, the tax character of distributions paid, as reflected in the Statement of Changes in Net Assets were:

Portfolio	Ordinary Income	Long-Term Capital Gains	Total Distributions
Large Capitalization Growth	$424,776	$44,003,589	$44,428,365
Large Capitalization Value	12,089,901	42,910,387	55,000,288
Small Capitalization Value	6,235,673	49,928,997	56,164,670
International Equity	5,329,479	9,868,304	15,197,783
International Bond	832,969	23,073	856,042
Total Return Bond	6,859,355	1,294,402	8,153,757
Intermediate-Term Bond	10,159,553	100,626	10,260,179
Mortgage Backed Securities	4,564,729	—	4,564,729
U.S. Government Money Market	1,747,870	—	1,747,870

The tax character of distributable earnings at December 31, 2006 was:

Portfolio	Accumulated Ordinary Income	Accumulated Long-Term Capital Gains
Large Capitalization Growth	$16,818	$2,701,487
Large Capitalization Value	1,200,325	3,396,384
Small Capitalization Value	701,435	1,476,178
International Equity	11,703	2,825,357
Total Return Bond	290,111	—
Intermediate-Term Bond	51,692	—
U.S. Government Money Market	14,575	—

The United States federal income tax basis and unrealized appreciation (depreciation) of the Portfolios’ investments and the total net unrealized appreciation (depreciation) as of December 31, 2006 were as follows:

	Tax Basis	Appreciation	(Depreciation)	Net Unrealized Appreciation (Depreciation) of Investments	Other Cost Basis Adjustments	Total Net Unrealized Appreciation (Depreciation)
Large Capitalization Growth	$261,897,160	$50,696,506	$(4,407,832)	$46,288,674	—	$46,288,674
Large Capitalization Value	324,608,536	84,923,800	(4,695,614)	80,228,186	—	80,228,186
Small Capitalization Growth	150,580,010	24,412,840	(3,117,634)	21,295,206	—	21,295,206
Small Capitalization Value	315,192,005	71,582,000	(7,812,705)	63,769,295	—	63,769,295
International Equity	205,719,187	67,702,625	(3,132,860)	64,569,765	$80,994	64,650,759
International Bond	80,748,186	2,742,459	(1,993,242)	749,217	308,945	1,058,162
Total Return Bond	236,103,467	2,731,787	(2,896,911)	(165,124)	191,970	26,846
Intermediate-Term Bond	287,768,797	2,104,550	(2,775,265)	(670,715)	(180,724)	(851,439)
Mortgage Backed Securities	113,241,375	640,294	(954,719)	(314,425)	83,701	(230,724)

The difference between book basis and tax basis are primarily attributable to deferred losses on wash sales, mark to market on purchased options and cost basis adjustments on real estate investment trusts. The other cost basis adjustments are primarily attributable to appreciation (depreciation) on written options, futures, swaps, short sales, forward currency contracts, mark to market of receivables and payables and other book to tax differences.

THE TARGET PORTFOLIO TRUST	159

Note 6. Capital

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. Transactions in shares of beneficial interest during the year ended December 31, 2006 were as follows:

	Class R*		Class T
	Shares	Amount	Shares	Amount
Large Capitalization Growth
Sold	148,623	$2,275,424	1,536,968	$22,733,562
Reinvested	1,582	24,269	679,204	10,216,657
Redeemed	(5,492)	(82,668)	(3,621,818)	(53,803,085)

Net Increase/(Decrease)	144,713	$2,217,025	(1,405,646)	$(20,852,866)

Large Capitalization Value
Sold	140,128	$2,221,351	2,045,864	$31,639,086
Reinvested	4,659	72,026	3,416,262	50,980,024
Redeemed	(4,128)	(64,682)	(4,246,426)	(65,665,413)

Net Increase/(Decrease)	140,659	$2,228,695	1,215,700	$16,953,697

Small Capitalization Growth
Sold	75,962	$912,750	764,833	$8,980,757
Reinvested	—	—	—	—
Redeemed	(1,857)	(22,490)	(2,245,123)	(26,457,311)

Net Increase/(Decrease)	74,105	$890,260	(1,480,290)	$(17,476,554)

Small Capitalization Value
Sold	53,243	$1,106,981	3,381,311	$69,453,070
Reinvested	1,176	24,004	1,279,367	26,025,118
Redeemed	(2,575)	(53,057)	(2,645,214)	(53,787,615)

Net Increase/(Decrease)	51,844	$1,077,928	2,015,464	$41,690,573

International Equity
Sold	107,241	$1,751,259	1,056,436	$16,421,116
Reinvested	4,476	69,649	1,676,182	26,102,278
Redeemed	(5,073)	(80,505)	(2,851,896)	(44,533,853)

Net Increase/(Decrease)	106,644	$1,740,403	(119,278)	$(2,010,459)

International Bond
Sold	—	$—	763,221	$6,238,031
Reinvested	—	—	171,149	1,352,078
Redeemed	—	—	(1,106,726)	(9,043,897)

Net Increase/(Decrease)	—	$—	(172,356)	$(1,453,788)

160	THE TARGET PORTFOLIO TRUST

	Class R*		Class T
	Shares	Amount	Shares	Amount
Total Return Bond
Sold	153,639	$1,595,095	3,166,599	$32,628,443
Reinvested	394	4,078	674,025	6,952,147
Redeemed	(8,313)	(86,645)	(3,285,696)	(33,843,662)

Net Increase/(Decrease)	145,720	$1,512,528	554,928	$5,736,928

Intermediate-Term Bond
Sold	—	$—	9,121,062	$92,017,701
Reinvested	—	—	1,092,531	11,032,073
Redeemed	—	—	(11,754,425)	(118,666,524)

Net Increase/(Decrease)	—	$—	(1,540,832)	$(15,616,750)

Mortgage Backed Securities
Sold	—	$—	684,692	$6,808,481
Reinvested	—	—	377,117	3,754,874
Redeemed	—	—	(1,647,539)	(16,389,625)

Net Increase/(Decrease)	—	$—	(585,730)	$(5,826,270)

*	Commencement of Class R shares, August 22, 2006.

Transactions in shares of beneficial interest during the year ended December 31, 2005 were as follows:

Portfolio	Shares Sold	Shares Issued in Reinvestment of Dividends and Distributions	Shares Reacquired	Increase/ (Decrease) in Shares Outstanding
Large Capitalization Growth	1,994,317	3,017,201	(5,542,592)	(531,074)
Large Capitalization Value	2,469,433	3,561,971	(5,284,616)	746,788
Small Capitalization Growth	1,326,027	—	(3,325,226)	(1,999,199)
Small Capitalization Value	2,398,957	2,862,304	(2,853,930)	2,407,331
International Equity	1,809,451	1,137,351	(3,825,186)	(878,384)
International Bond	975,588	103,962	(1,410,170)	(330,620)
Total Return Bond	3,374,867	774,847	(5,376,334)	(1,226,620)
Intermediate-Term Bond	3,906,750	1,000,697	(7,912,087)	(3,004,640)
Mortgage Backed Securities	729,295	446,224	(2,250,862)	(1,075,343)

Note 7. Borrowings

The Trust (excluding U.S. Government Money Market), along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 27, 2006, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA is October 26, 2007. For the period from October 29, 2005 through October 26, 2006, the Funds paid a commitment fee of .0725 of 1% of the unused portion

THE TARGET PORTFOLIO TRUST	161

of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The following Portfolios utilized the line of credit during the year ended December 31, 2006. The average balance outstanding is for the number of days that each Portfolio had an outstanding balance.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rate	Number of Days Outstanding	Outstanding Borrowings at December 31, 2006
Large Capitalization Growth	$1,020,909	5.62%	11	—
International Equity	711,017	5.22	60	$1,150,000
Total Return Bond	1,550,000	5.74	2	—
Intermediate-Term Bond	4,500,000	5.24	1	—

Reverse Repurchase Agreements: Mortgage Backed Securities Portfolio enters into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust’s Board of Trustees. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Portfolio enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

At December 31, 2006, Mortgage Backed Securities Portfolio had reverse repurchased agreements outstanding as follows:

Broker	Interest Rate	Trade Date	Value at December 31, 2006	Maturity Date	Cost
Goldman Sachs	5.30%	12/12/2006	$6,186,000	01/11/2007	$6,186,000
Goldman Sachs	5.295%	12/18/2006	5,194,000	01/17/2007	5,194,000
Lehman Brothers	5.30%	12/19/2006	7,314,000	01/22/2007	7,314,000

			$18,694,000		$18,694,000

The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 2006 in the Mortgage Backed Securities Portfolio was approximately $14,628,000 at a weighted average interest rate of approximately 4.98%. The average daily balance is for the number of days the Portfolio had an outstanding balance. The maximum amount of total reverse repurchase agreements outstanding at any month-end during the period was approximately $19,605,000, at November 30, 2006, which was 26% of total assets.

Note 8. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax

162	THE TARGET PORTFOLIO TRUST

authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until June 30, 2007. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

THE TARGET PORTFOLIO TRUST	163

Financial Highlights

	LARGE CAPITALIZATION GROWTH PORTFOLIO
	Class R
	August 22, 2006(b) through December 31, 2006

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$14.32
Income (loss) from investment operations
Net investment income	.03
Net realized and unrealized gain on investments	1.30
Total from investment operations	1.33
Less dividends and distributions
Dividends from net investment income	(.05)
Distributions from net realized gains	(.29)
Total dividends and distributions	(.34)
Net asset value, end of period	$15.31

TOTAL RETURN(a)	9.34%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$2,216
Average net assets (000)	$429
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees(e)	1.25	%(c)
Expenses, excluding distribution and service (12b-1) fees	.75	%(c)
Net investment income	.28	%(c)
Portfolio turnover rate	69	%(d)
(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Annualized.
(d)	Not annualized.
(e)	The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50% of 1% of the average daily net assets of the Class R shares.

See Notes to Financial Statements

164	THE TARGET PORTFOLIO TRUST

Financial Highlights (cont’d)

	LARGE CAPITALIZATION GROWTH PORTFOLIO
	Class T
	Year Ended December 31,
	2006	2005	2004	2003	2002

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$14.60	$15.90	$15.39	$11.03	$16.15
Income (loss) from investment operations
Net investment income (loss)	.08	.03	.07	(.01)	(.01)
Net realized and unrealized gain (loss) on investments	1.18	1.06	.51	4.37	(5.11)
Total from investment operations	1.26	1.09	.58	4.36	(5.12)
Less dividends and distributions
Dividends from net investment income	(.09)	(.02)	(.07)	—	—
Distributions from net realized gains	(.44)	(2.37)	—	—	—
Total dividends and distributions	(.53)	(2.39)	(.07)	—	—
Net asset value, end of year	$15.33	$14.60	$15.90	$15.39	$11.03

TOTAL RETURN(a)	8.67%	6.74%	3.78%	39.53%	(31.70)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$301,566	$307,835	$343,760	$348,385	$243,748
Average net assets (000)	$299,597	$310,710	$345,413	$290,985	$297,189
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees	.75%	.76%	.77%	.84%	.81%
Expenses, excluding distribution and service (12b-1) fees	.75%	.76%	.77%	.84%	.81%
Net investment income (loss)	.51%	.18%	.45%	(.09)%	(.11)%
Portfolio turnover rate	69%	246%	76%	49%	66%
(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	165

Financial Highlights (cont’d)

	LARGE CAPITALIZATION VALUE PORTFOLIO
	Class R
	August 22, 2006(b) through December 31, 2006(f)

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$15.07
Income (loss) from investment operations
Net investment income	.08
Net realized and unrealized gain on investments	1.48
Total from investment operations	1.56
Less dividends and distributions
Dividends from net investment income	(.24)
Distributions from net realized gains	(.79)
Total dividends and distributions	(1.03)
Net asset value, end of period	$15.60

TOTAL RETURN(a)	10.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$2,194
Average net assets (000)	$445
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees(e)	1.22	%(c)
Expenses, excluding distribution and service (12b-1) fees	.72	%(c)
Net investment income	1.69	%(c)
Portfolio turnover rate	44	%(d)
(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Annualized.
(d)	Not annualized.
(e)	The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(f)	Calculated based upon average shares outstanding during the period.

See Notes to Financial Statements

166	THE TARGET PORTFOLIO TRUST

Financial Highlights (cont’d)

	LARGE CAPITALIZATION VALUE PORTFOLIO
	Class T
	Year Ended December 31,
	2006(b)	2005	2004	2003	2002

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$15.11	$16.59	$14.13	$10.49	$12.45
Income (loss) from investment operations
Net investment income	.28	.25	.21	.17	.18
Net realized and unrealized gain (loss) on investments	2.45	.80	2.45	3.64	(1.85)
Total from investment operations	2.73	1.05	2.66	3.81	(1.67)
Less dividends and distributions
Dividends from net investment income	(.29)	(.25)	(.20)	(.17)	(.17)
Distributions from net realized gains	(1.95)	(2.28)	—	—	(.12)
Total dividends and distributions	(2.24)	(2.53)	(.20)	(.17)	(.29)
Net asset value, end of year	$15.60	$15.11	$16.59	$14.13	$10.49

TOTAL RETURN(a)	19.34%	6.50%	18.87%	36.38%	(13.57)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$393,111	$362,253	$385,414	$316,131	$229,626
Average net assets (000)	$371,251	$366,301	$346,319	$253,653	$253,096
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees	.72%	.74%	.74%	.80%	.80%
Expenses, excluding distribution and service (12b-1) fees	.72%	.74%	.74%	.80%	.80%
Net investment income	1.79%	1.48%	1.43%	1.50%	1.49%
Portfolio turnover rate	44%	90%	47%	56%	56%
(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based on average share outstanding during the year.

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	167

Financial Highlights (cont’d)

	SMALL CAPITALIZATION GROWTH PORTFOLIO
	Class R
	August 22, 2006(b) through December 31, 2006

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$11.04
Income (loss) from investment operations
Net investment loss	—	(c)
Net realized and unrealized gain on investments	1.08
Total from investment operations	1.08
Net asset value, end of period	$12.12

TOTAL RETURN(a)	9.78%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$898
Average net assets (000)	$186
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees(f)	1.34	%(d)
Expenses, excluding distribution and service (12b-1) fees	.84	%(d)
Net investment loss	(.05	)%(d)
Portfolio turnover rate	96	%(e)
(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Less than $0.005 per share
(d)	Annualized.
(e)	Not annualized.
(f)	The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.

See Notes to Financial Statements

168	THE TARGET PORTFOLIO TRUST

Financial Highlights (cont’d)

	SMALL CAPITALIZATION GROWTH PORTFOLIO
	Class T
	Year Ended December 31,
	2006	2005	2004	2003	2002

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$11.28	$10.79	$9.38	$7.05	$10.56
Income (loss) from investment operations
Net investment loss	(.05)	(.07)	(.06)	(.06)	(.06)
Net realized and unrealized gain (loss) on investments	.91	.56	1.47	2.39	(3.45)
Total from investment operations	.86	.49	1.41	2.33	(3.51)
Net asset value, end of year	$12.14	$11.28	$10.79	$9.38	$7.05

TOTAL RETURN(a)	7.62%	4.54%	15.03%	33.05%	(33.24)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$136,422	$143,366	$158,757	$140,251	$100,868
Average net assets (000)	$140,489	$144,034	$146,717	$116,632	$122,299
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees	.84%	.91%	.90%	1.03%	.99%
Expenses, excluding distribution and service (12b-1) fees	.84%	.91%	.90%	1.03%	.99%
Net investment loss	(.39)%	(.62)%	(.58)%	(.80)%	(.74)%
Portfolio turnover rate	96%	147%	107%	235%	153%
(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	169

Financial Highlights (cont’d)

	SMALL CAPITALIZATION VALUE PORTFOLIO
	Class R
	August 22, 2006(b) through December 31, 2006

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$20.05
Income (loss) from investment operations
Net investment income	.14
Net realized and unrealized gain on investments	1.74
Total from investment operations	1.88
Less dividends and distributions
Dividends from net investment income	(.18)
Distributions from net realized gains	(1.29)
Total dividends and distributions	(1.47)
Net asset value, end of period	$20.46

TOTAL RETURN(a)	9.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$1,061
Average net assets (000)	$217
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees(e)	1.30	%(c)
Expenses, excluding distribution and service (12b-1) fees	.80	%(c)
Net investment income	1.37	%(c)
Portfolio turnover rate	36	%(d)
(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Annualized.
(d)	Not annualized.
(e)	The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.

See Notes to Financial Statements

170	THE TARGET PORTFOLIO TRUST

Financial Highlights (cont’d)

	SMALL CAPITALIZATION VALUE PORTFOLIO
	Class T
	Year Ended December 31,
	2006	2005	2004	2003	2002

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$18.98	$21.84	$18.78	$13.23	$17.54
Income (loss) from investment operations
Net investment income	.23	.18	.17	.03	.04
Net realized and unrealized gain (loss) on investments	3.09	2.06	4.27	6.18	(1.41)
Total from investment operations	3.32	2.24	4.44	6.21	(1.37)
Less dividends and distributions
Dividends from net investment income	(.22)	(.16)	(.17)	(.03)	(.04)
Distributions from net realized gains	(1.61)	(4.94)	(1.21)	(.63)	(2.90)
Total dividends and distributions	(1.83)	(5.10)	(1.38)	(.66)	(2.94)
Net asset value, end of year	$20.47	$18.98	$21.84	$18.78	$13.23

TOTAL RETURN(a)	17.72%	10.10%	24.02%	47.10%	(8.48)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$320,728	$259,115	$245,576	$205,989	$147,930
Average net assets (000)	$290,505	$249,661	$218,487	$161,025	$167,945
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees	.80%	.79%	.82%	.93%	.88%
Expenses, excluding distribution and service (12b-1) fees	.80%	.79%	.82%	.93%	.88%
Net investment income	1.17%	.81%	.86%	.15%	.23%
Portfolio turnover rate	36%	118%	22%	89%	95%
(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	171

Financial Highlights (cont’d)

	INTERNATIONAL EQUITY PORTFOLIO
	Class R
	August 22, 2006(b) through December 31, 2006

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$16.09
Income (loss) from investment operations
Net investment income	.16
Net realized and unrealized gain on investments	1.66
Total from investment operations	1.82
Less dividends and distributions
Dividends from net investment income	(.25)
Distributions from net realized gains	(1.45)
Total dividends and distributions	(1.70)
Net asset value, end of period	$16.21

TOTAL RETURN(a)	11.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$1,728
Average net assets (000)	$346
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees(e)	1.43	%(c)
Expenses, excluding distribution and service (12b-1) fees	.93	%(c)
Net investment income	.39	%(c)
Portfolio turnover rate	41	%(d)
(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Annualized.
(d)	Not annualized.
(e)	The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.

See Notes to Financial Statements

172	THE TARGET PORTFOLIO TRUST

Financial Highlights (cont’d)

	INTERNATIONAL EQUITY PORTFOLIO
	Class T
	Year Ended December 31,
	2006	2005	2004	2003	2002

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$13.99	$13.13	$11.53	$9.07	$10.10
Income (loss) from investment operations
Net investment income	.29	.22	.15	.16	.11
Net realized and unrealized gain (loss) on investments	3.68	1.59	1.59	2.43	(1.14)
Total from investment operations	3.97	1.81	1.74	2.59	(1.03)
Less dividends and distributions
Dividends from net investment income	(.29)	(.28)	(.14)	(.13)	— (b)
Distributions from net realized gains	(1.45)	(.67)	—	—	—
Total dividends and distributions	(1.74)	(.95)	(.14)	(.13)	— (b)
Net asset value, end of year	$16.22	$13.99	$13.13	$11.53	$9.07

TOTAL RETURN(a)	29.02%	14.12%	15.23%	28.76%	(10.17)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$268,314	$233,150	$230,300	$191,909	$140,392
Average net assets (000)	$248,571	$221,543	$209,378	$153,435	$150,249
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees	.93%	.99%	1.00%	1.07%	1.09%
Expenses, excluding distribution and service (12b-1) fees	.93%	.99%	1.00%	1.07%	1.09%
Net investment income	1.73%	1.55%	1.27%	1.69%	1.17%
Portfolio turnover rate	41%	123%	59%	47%	55%
(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Less than $0.005 per share

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	173

Financial Highlights (cont’d)

	INTERNATIONAL BOND PORTFOLIO
	Class T
	Year Ended December 31,
	2006	2005	2004	2003	2002

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$8.33	$8.19	$8.45	$8.83	$7.46
Income (loss) from investment operations
Net investment income	.19	.03	.26	.21	.15
Net realized and unrealized gain (loss) on investments	(.03)	.27	.05	.26	1.33
Total from investment operations	.16	.30	.31	.47	1.48
Less dividends and distributions
Dividends from net investment income	(.26)	(.15)	(.48)	(.84)	(.11)
Distributions from net realized gains	(.01)	(.01)	(.09)	(.01)	—
Total dividends and distributions	(.27)	(.16)	(.57)	(.85)	(.11)
Net asset value, end of year	$8.22	$8.33	$8.19	$8.45	$8.83

TOTAL RETURN(a)	1.84%	3.95%	3.71%	5.31%	20.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$40,944	$42,912	$44,905	$38,553	$27,648
Average net assets (000)	$41,174	$44,072	$43,199	$32,992	$22,022
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees	1.19%	1.51%	1.49%	1.51%	1.69%
Expenses, excluding distribution and service (12b-1) fees	1.19%	1.51%	1.49%	1.51%	1.69%
Net investment income	2.32%	1.71%	2.15%	1.88%	1.88%
Portfolio turnover rate	323%	223%	169%	235%	238%
(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements

174	THE TARGET PORTFOLIO TRUST

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Financial Highlights (cont’d)

	TOTAL RETURN BOND PORTFOLIO
	Class R
	August 22, 2006(b) through December 31, 2006

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$10.31
Income (loss) from investment operations
Net investment income	.12
Net realized and unrealized gain on investments	.01
Total from investment operations	.13
Less dividends and distributions
Dividends from net investment income	(.13)
Distributions from net realized gains	—
Total dividends and distributions	(.13)
Net asset value, end of period	$10.31

TOTAL RETURN(a)	1.27%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$1,503
Average net assets (000)	$246
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees(e)	1.18	%(c)
Expenses, excluding distribution and service (12b-1) fees	.68	%(c)
Net investment income	3.46	%(c)
Portfolio turnover rate	483	%(d)
(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Annualized.
(d)	Not annualized.
(e)	The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.

See Notes to Financial Statements

176	THE TARGET PORTFOLIO TRUST

Financial Highlights (cont’d)

	TOTAL RETURN BOND PORTFOLIO
	Class T
	Year Ended December 31,
	2006	2005	2004	2003	2002

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$10.39	$10.64	$10.66	$10.73	$10.42
Income (loss) from investment operations
Net investment income	.40	.38	.20	.33	.41
Net realized and unrealized gain (loss) on investments	.03	(.12)	.31	.33	.57
Total from investment operations	.43	.26	.51	.66	.98
Less dividends and distributions
Dividends from net investment income	(.44)	(.43)	(.44)	(.36)	(.45)
Distributions from net realized gains	—	(.08)	(.09)	(.37)	(.22)
Total dividends and distributions	(.44)	(.51)	(.53)	(.73)	(.67)
Net asset value, end of year	$10.38	$10.39	$10.64	$10.66	$10.73

TOTAL RETURN(a)	4.27%	2.60%	4.73%	6.22%	9.65%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$167,154	$161,675	$178,488	$158,148	$139,488
Average net assets (000)	$162,621	$169,616	$170,073	$151,999	$122,888
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees	.68%	.76%	.75%	.76%	.75%
Expenses, excluding distribution and service (12b-1) fees	.68%	.76%	.75%	.76%	.75%
Net investment income	4.14%	3.72%	1.82%	2.99%	3.89%
Portfolio turnover rate	483%	366%	587%	445%	429%
(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	177

Financial Highlights (cont’d)

	INTERMEDIATE-TERM BOND PORTFOLIO
	Class T
	Year Ended December 31,
	2006	2005	2004	2003	2002

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$10.18	$10.36	$10.46	$10.50	$10.23
Income (loss) from investment operations
Net investment income	.43	.36	.19	.28	.38
Net realized and unrealized gain (loss) on investments	(.03)	(.16)	.14	.19	.47
Total from investment operations	.40	.20	.33	.47	.85
Less dividends and distributions
Dividends from net investment income	(.45)	(.38)	(.24)	(.34)	(.39)
Distributions from net realized gains	—	— (b)	(.19)	(.17)	(.19)
Total dividends and distributions	(.45)	(.38)	(.43)	(.51)	(.58)
Net asset value, end of year	$10.13	$10.18	$10.36	$10.46	$10.50

TOTAL RETURN(a)	4.12%	1.88%	3.19%	4.58%	8.56%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$245,223	$262,177	$297,982	$334,806	$333,069
Average net assets (000)	$249,376	$278,441	$318,671	$343,466	$258,072
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees	.64%	.63%	.64%	.68%	.66%
Expenses, excluding distribution and service (12b-1) fees	.64%	.63%	.64%	.68%	.66%
Net investment income	4.23%	3.48%	1.86%	2.64%	3.58%
Portfolio turnover rate	134%	208%	133%	422%	377%
(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Less than $0.005 per share.

See Notes to Financial Statements

178	THE TARGET PORTFOLIO TRUST

Financial Highlights (cont’d)

	MORTGAGE BACKED SECURITIES PORTFOLIO
	Class T
	Year Ended December 31,
	2006		2005		2004	2003	2002

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$10.10		$10.39		$10.45	$10.70	$10.44
Income (loss) from investment operations
Net investment income	.44		.50		.36	.47	.56
Net realized and unrealized gain (loss) on investments	(.07)		(.27)		.02	(.24)	.27
Total from investment operations	.37		.23		.38	.23	.83
Less Dividends
Dividends from net investment income	(.48)		(.52)		(.44)	(.48)	(.57)
Net asset value, end of year	$9.99		$10.10		$10.39	$10.45	$10.70

TOTAL RETURN(a)	3.82%		2.29%		3.68%	2.20%	8.13%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$75,471		$82,195		$95,796	$107,072	$115,546
Average net assets (000)	$77,483		$89,756		$103,055	$114,526	$94,893
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees	1.89	%(b)	1.70	%(b)	.90%	.84%	.80%
Expenses, excluding distribution and service (12b-1) fees	1.89	%(b)	1.70	%(b)	.90%	.84%	.80%
Net investment income	4.46%		4.91%		3.48%	4.43%	4.43%
Portfolio turnover rate	471%		251%		279%	282%	184%
(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The annualized expense ratio without interest expense would have been 0.94% and 0.91%, respectively, for the fiscal years ended December 31, 2006 and 2005.

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	179

Financial Highlights (cont’d)

	U.S. GOVERNMENT MONEY MARKET PORTFOLIO
	Class T
	Year Ended December 31,
	2006	2005	2004	2003	2002

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income and net realized gain on investments	.043	.026	.008	.007	.013
Less dividends and distributions	(.043)	(.026)	(.008)	(.007)	(.013)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN(a)	4.36%	2.59%	.76%	.70%	1.31%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$47,275	$57,207	$74,190	$98,464	$127,141
Average net assets (000)	$47,990	$69,488	$94,854	$114,831	$128,550
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees	.70%	.71%	.59%	.52%	.45%
Expenses, excluding distribution and service (12b-1) fees	.70%	.71%	.59%	.52%	.45%
Net investment income	4.25%	2.50%	.72%	.71%	1.31%
(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements

180	THE TARGET PORTFOLIO TRUST

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of The Target Portfolio Trust:

We have audited the accompanying statements of assets and liabilities of The Target Portfolio Trust (comprised of Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio, Small Capitalization Value Portfolio, International Equity Portfolio, International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio, and U.S. Government Money Market Portfolio) hereafter referred to as the “Trust”, including the portfolios of investments, as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended December 31, 2004 were audited by another independent registered public accounting firm, whose report dated February 24, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trust as of December 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 28, 2007

THE TARGET PORTFOLIO TRUST	181

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code, we wish to advise you as to the federal tax status of dividends and distributions paid by the Portfolios during its fiscal year ended December 31, 2006. Detailed below, please find the aggregate dividends and distributions, per share, paid by each Portfolio during the year ended December 31, 2006:

Portfolio	Ordinary Dividends*		Long-Term** Capital Gains Distributions
	Income	Short-Term Capital Gains		Total Dividends and Distributions
Large Capitalization Growth Portfolio
Class R	$0.048900	$0.000000	$0.288800	$0.337700
Class T	0.085000	0.099100	0.337400	0.521500
Large Capitalization Value Portfolio
Class R	0.241160	0.295650	0.497160	1.033970
Class T	0.288770	0.428650	1.525160	2.242580
Small Capitalization Value Portfolio
Class R	0.180000	0.296800	0.994300	1.471100
Class T	0.224000	0.327200	1.285300	1.836500
International Equity Portfolio
Class R	0.245000	0.584300	0.869500	1.698800
Class T	0.288000	0.584300	0.869500	1.741800
International Bond Portfolio	0.261926	0.000000	0.011013	0.272939
Total Return Bond Portfolio
Class R	0.130772	0.000000	0.000000	0.130772
Class T	0.441796	0.000000	0.000000	0.441796
Intermediate-Term Bond Portfolio	0.448465	0.000000	0.000000	0.448465
Mortgage Backed Securities Portfolio	0.483500	0.000000	0.000000	0.483500
U.S. Government Money Market Portfolio	0.042796	0.000000	0.000000	0.042796

*	For federal income tax purposes, income dividends and short-term capital gains distributions are taxable as ordinary income.
**	Long-term capital gain distributions are taxable as such.

As required by the Internal Revenue Code, the following percentages of ordinary income distributions for the year ended December 31, 2006 have been designated as 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003 (“QDI”), 2) dividends received deduction eligible for the corporate shareholders (“DRD”), 3) qualified interest income under The American Jobs Creation Act of 2004 (“QII”) and 4) qualified short-term capital gains under The American Jobs Creation Act of 2004 (“QSTCG”):

Portfolio	QDI	DRD	QII	QSTCG
Large Capitalization Growth Portfolio	100.00%	100.00%	0.00%	58.92%
Large Capitalization Value Portfolio	49.12%	57.88%	0.00%	65.46%
Small Capitalization Value Portfolio	54.47%	55.40%	0.00%	67.99%
International Equity Portfolio	47.53%	0.00%	0.00%	75.80%
International Bond Portfolio	0.00%	0.00%	0.00%	0.00%
Total Return Bond Portfolio	0.00%	0.00%	73.50%	0.00%
Intermediate-Term Bond Portfolio	0.00%	0.00%	93.28%	0.00%
Mortgage Backed Securities Portfolio	0.00%	0.00%	95.50%	0.00%
U.S. Government Money Market Portfolio	0.00%	0.00%	100.00%	0.00%

182	THE TARGET PORTFOLIO TRUST

Pursuant to Section 853 of the Internal Revenue Code, for the International Equity Portfolio $472,404 of foreign taxes paid and $7,024,467 of foreign source income have been designated for the year ended December 31, 2006.

Many states do not tax the portion of mutual fund dividends attributed to interest from U.S. Government obligations. Listed below is the percentage of interest earned by the following Portfolios from U.S. Government obligations for the calendar year 2006.

To determine the amount of your dividends which may be exempt from state and local tax, simply multiply the amount in Box 1a of your 1099-DIV (Ordinary Dividends) by the percentage listed below.

Portfolio ***	Percentage of Interest from U.S. Government Obligations
International Bond Portfolio	15.23%
Total Return Bond Portfolio.	22.10%
Intermediate-Term Bond Portfolio	9.08%
U.S. Government Money Market Portfolio	12.05%

***	Due to certain minimum portfolio holding requirements in California, Connecticut and New York, residents of those states will not be able to exclude 2006 interest income from state and local taxes.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your financial adviser.

THE TARGET PORTFOLIO TRUST	183

Management of the Trust (Unaudited)

Information pertaining to the Trustees of The Target Portfolio Trust (the “Trust”) is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” “Fund Complex”† consists of the Trust and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (54), Trustee since 2005(3) Oversees 73 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Trustee since 2003(3) Oversees 77 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (72), Trustee since 1999(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (67), Trustee since 1996(3) Oversees 72 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001 to June 2006), Chief Executive Officer (June 2000 to July 2005) President (September 1997-July 2005) and Vice Chairman (March 1984 to May 2000) of Gannett Co., Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Trustee since 2003(3) Oversees 74 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Trustee since 2003(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996 to January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992 -2006)

Stephen G. Stoneburn (63), Trustee since 1999(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

184	THE TARGET PORTFOLIO TRUST

Clay T. Whitehead (68), Trustee since 1999(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Trustees(1)

Judy A. Rice (59), President since 2003 and Director since 2000(3) Oversees 74 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003 to March 2006) and Executive Vice President (June 2005 to March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999 to February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (60), Vice President and Trustee since 1999(3) Oversees 154 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC. Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Trust who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (54), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 2000(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003 to June 2005) of American Skandia Investment Services, Inc.

Lee D. Augsburger (47), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Noreen M. Fierro (42), Anti-Money Laundering Compliance Officer since 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

THE TARGET PORTFOLIO TRUST	185

Deborah A. Docs (49), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003 to June 2005) of American Skandia Investment Services, Inc.

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Andrew R. French (44), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

Jonathan D. Shain (48), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003 to June 2005) of American Skandia Investment Services, Inc.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Senior Manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994-June 2000).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, American Skandia Trust, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc. and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadvisers or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Trust’s Trustees is included in the Trust’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

186	THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

Large Capitalization Growth Portfolio

Average Annual Total Returns as of 12/31/06
	One Year	Five Years	Ten Years
With TARGET Program Fee (Class T)	7.04%	1.25%	6.05%

	One Year	Five Years	Ten Years
Without TARGET Program Fee (Class T)	8.67%	2.78%	7.65%

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum TARGET program fee for retail investors is 1.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The graph compares a $10,000 investment in the TARGET Large Capitalization Growth Portfolio (Class T) with a similar investment in the S&P 500 Index and the Russell 1000 Growth Index by portraying the initial account values at the beginning of the 10-year period (December 31, 1996) and the account values at the end of the current fiscal year (December 31, 2006), as measured on a quarterly basis. The graph takes into account the maximum quarterly TARGET program fee of 1.50% annually for retail investors. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

THE TARGET PORTFOLIO TRUST

The S&P 500 Index is an index of 500 stocks of large U.S. companies. It gives a broad look at how U.S. stock prices have performed. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of large-capitalization equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

Large Capitalization Value Portfolio

Average Annual Total Returns as of 12/31/06
	One Year	Five Years	Ten Years
With TARGET Program Fee (Class T)	17.56%	10.56%	8.67%

	One Year	Five Years	Ten Years
Without TARGET Program Fee (Class T)	19.34%	12.23%	10.32%

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum TARGET program fee for retail investors is 1.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The graph compares a $10,000 investment in the TARGET Large Capitalization Value Portfolio (Class T) with a similar investment in the S&P 500 Index and the Russell 1000 Value Index by portraying the initial account values at the beginning of the 10-year period (December 31, 1996) and the account values at the end of the current fiscal year (December 31, 2006), as measured on a quarterly basis. The graph takes into account the maximum quarterly TARGET program fee of 1.50% annually for retail investors. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

THE TARGET PORTFOLIO TRUST

The S&P 500 Index is an index of 500 stocks of large U.S. companies. It gives a broad look at how U.S. stock prices have performed. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of large-capitalization equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

Small Capitalization Growth Portfolio

Average Annual Total Returns as of 12/31/06
	One Year	Five Years	Ten Years
With TARGET Program Fee (Class T)	6.02%	1.29%	2.67%

	One Year	Five Years	Ten Years
Without TARGET Program Fee (Class T)	7.62%	2.83%	4.22%

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum TARGET program fee for retail investors is 1.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The graph compares a $10,000 investment in the TARGET Small Capitalization Growth Portfolio (Class T) with a similar investment in the Russell 2000 Index and the Russell 2000 Growth Index by portraying the initial account values at the beginning of the 10-year period (December 31, 1996) and the account values at the end of the current fiscal year (December 31, 2006), as measured on a quarterly basis. The graph takes into account the maximum quarterly TARGET program fee of 1.50% annually for retail investors. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

THE TARGET PORTFOLIO TRUST

The Russell 2000 Index is a weighted index that comprises the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations and represents approximately 10% of their aggregate market value. The Russell 2000 Growth Index comprises securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book ratios and higher forecasted growth values. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of small-capitalization equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

Small Capitalization Value Portfolio

Average Annual Total Returns as of 12/31/06
	One Year	Five Years	Ten Years
With TARGET Program Fee (Class T)	15.96%	14.95%	12.78%

	One Year	Five Years	Ten Years
Without TARGET Program Fee (Class T)	17.72%	16.69%	14.48%

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum TARGET program fee for retail investors is 1.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The graph compares a $10,000 investment in the TARGET Small Capitalization Value Portfolio (Class T) with a similar investment in the Russell 2000 Index and the Russell 2000 Value Index by portraying the initial account values at the beginning of the 10-year period (December 31, 1996) and the account values at the end of the current fiscal year (December 31, 2006), as measured on a quarterly basis. The graph takes into account the maximum quarterly TARGET program fee of 1.50% annually for retail investors. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

THE TARGET PORTFOLIO TRUST

The Russell 2000 Index is a weighted index that comprises the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations and represents approximately 10% of their aggregate market value. The Russell 2000 Value Index comprises securities in the Russell 2000 Index with a less-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book ratios and lower forecasted growth values. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of small-capitalization equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

International Equity Portfolio

Average Annual Total Returns as of 12/31/06
	One Year	Five Years	Ten Years
With TARGET Program Fee (Class T)	27.10%	12.73%	6.16%

	One Year	Five Years	Ten Years
Without TARGET Program Fee (Class T)	29.02%	14.44%	7.76%

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum TARGET program fee for retail investors is 1.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The graph compares a $10,000 investment in the TARGET International Equity Portfolio (Class T) with a similar investment in the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE ND Index) by portraying the initial account values at the beginning of the 10-year period (December 31, 1996) and the account values at the end of the current fiscal year (December 31, 2006), as measured on a quarterly basis. The graph takes into account the maximum quarterly TARGET program fee of 1.50% annually for retail investors. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

THE TARGET PORTFOLIO TRUST

The MSCI EAFE ND Index is a weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The MSCI EAFE ND Index is unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in the MSCI EAFE ND Index may differ substantially from the securities in the Portfolio. The MSCI EAFE ND Index is not the only one that may be used to characterize performance of international equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

International Bond Portfolio

Average Annual Total Returns as of 12/31/06
	One Year	Five Years	Ten Years
With TARGET Program Fee (Class T)	0.33%	5.20%	0.68%

	One Year	Five Years	Ten Years
Without TARGET Program Fee (Class T)	1.84%	6.79%	2.21%

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum TARGET program fee for retail investors is 1.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The graph compares a $10,000 investment in the TARGET International Bond Portfolio (Class T) with a similar investment in the Citigroup Non-U.S. World Government Bond Index–Hedged (Citigroup Non-U.S. WGBI–Hedged) by portraying the initial account values at the beginning of the 10-year period (December 31, 1996) and the account values at the end of the current fiscal year (December 31, 2006), as measured on a quarterly basis. The graph takes into account the maximum quarterly TARGET program fee of 1.50% annually for retail investors. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

THE TARGET PORTFOLIO TRUST

The Citigroup Non-U.S. WGBI–Hedged is an unmanaged index of approximately 600 high-quality bonds with foreign currency exposure translated to the U.S. dollar. The index’s total return include the reinvestment of all dividends, but does not include the effect of sales charges, operating expenses, or taxes. The return would be lower if it included the effect of sales charges, operating expenses, or taxes. The securities in the index may differ substantially from the securities in the Portfolio. The index is not the only one that may be used to characterize performance of international bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

Total Return Bond Portfolio

Average Annual Total Returns as of 12/31/06
	One Year	Five Years	Ten Years
With TARGET Program Fee (Class T)	2.71%	3.89%	4.72%

	One Year	Five Years	Ten Years
Without TARGET Program Fee (Class T)	4.27%	5.47%	6.30%

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum TARGET program fee for retail investors is 1.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The graph compares a $10,000 investment in the TARGET Total Return Bond Portfolio (Class T) with a similar investment in the Lehman Brothers U.S. Aggregate Bond Index by portraying the initial account values at the beginning of the 10-year period (December 31, 1996) and the account values at the end of the current fiscal year (December 31, 2006), as measured on a quarterly basis. The graph takes into account the maximum quarterly TARGET program fee of 1.50% annually for retail investors. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

THE TARGET PORTFOLIO TRUST

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how bond prices of short- and intermediate-term bonds have performed. This index is unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. This index is not the only one that may be used to characterize performance of bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

Intermediate-Term Bond Portfolio

Average Annual Total Returns as of 12/31/06
	One Year	Five Years	Ten Years
With TARGET Program Fee (Class T)	2.57%	2.88%	4.14%

	One Year	Five Years	Ten Years
Without TARGET Program Fee (Class T)	4.12%	4.44%	5.72%

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum TARGET program fee for retail investors is 1.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The graph compares a $10,000 investment in the TARGET Intermediate-Term Bond Portfolio (Class T) with a similar investment in the Lehman Brothers Intermediate Government/Credit Bond Index by portraying the initial account values at the beginning of the 10-year period (December 31, 1996) and the account values at the end of the current fiscal year (December 31, 2006), as measured on a quarterly basis. The graph takes into account the maximum quarterly TARGET program fee of 1.50% annually for retail investors. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

THE TARGET PORTFOLIO TRUST

The Lehman Brothers Intermediate Government/Credit Bond Index is a weighted index comprising securities issued by the U.S. government and its agencies and securities publicly issued by corporations with 1 to 10 years remaining to maturity and rated investment grade. The Lehman Brothers Intermediate Government/Credit Bond Index is unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in the Lehman Brothers Intermediate Government/Credit Bond Index may differ substantially from the securities in the Portfolio. The Lehman Brothers Intermediate Government/Credit Bond Index is not the only one that may be used to characterize performance of bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

Mortgage Backed Securities Portfolio

Average Annual Total Returns as of 12/31/06
	One Year	Five Years	Ten Years
With TARGET Program Fee (Class T)	2.27%	2.45%	3.88%

	One Year	Five Years	Ten Years
Without TARGET Program Fee (Class T)	3.82%	4.00%	5.46%

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum TARGET program fee for retail investors is 1.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The graph compares a $10,000 investment in the TARGET Mortgage Backed Securities Portfolio (Class T) with a similar investment in the Lehman Brothers Mortgage-Backed Securities Index and the Citigroup Mortgage-Backed Securities Index by portraying the initial account values at the beginning of the 10-year period (December 31, 1996) and the account values at the end of the current fiscal year (December 31, 2006), as measured on a quarterly basis. The graph takes into account the maximum quarterly TARGET program fee of 1.50% annually for retail investors. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

THE TARGET PORTFOLIO TRUST

The Lehman Brothers Mortgage-Backed Securities Index is a market capitalization-weighted index of 15-year and 30-year fixed-rate securities backed by the mortgage pools of the GNMA, the FNMA, and the FHLMC, and balloon mortgages with fixed-rate coupons. The Citigroup Mortgage-Backed Securities Index is an index of 30- and 15-year mortgage-related securities issued by U.S. government agencies. It gives a broad look at how mortgage-backed securities have performed. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

THE TARGET PORTFOLIO TRUST

■ MAIL	■ TELEPHONE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852

PROXY VOTING
The Board of Trustees of The TARGET Portfolio Trust has delegated to the Trust’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Trust. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Trust’s website and on the Commission’s website.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Lee D. Augsburger, Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • Jack Benintende, Assistant Treasurer • M. Sadiq Peshimam, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	EARNEST Partners, LLC	75 14th Street Suite 2300 Atlanta, GA 30309

	Goldman Sachs Asset Management L.P.	32 Old Slip 23rd Floor New York, NY 10005

	Hotchkis and Wiley Capital Management, LLC	725 S. Figueroa Street Suite 3900 Los Angeles, CA 90017

	J.P. Morgan Investment Management, Inc.	522 Fifth Avenue New York, NY 10036

	Lee Munder Investments Ltd.	200 Clarendon Street Boston, MA 02116

	LSV Asset Management	One North Wacker Drive Suite 4000 Chicago, IL 60606

	NFJ Investment Group L.P.	2121 San Jacinto Suite 1840 Dallas, TX 75201

	Marsico Capital Management, LLC	1200 17th Street Suite 1600 Denver, CO 80202

	Pacific Investment Management Company LLC	840 Newport Center Drive Newport Beach, CA 92660

	RS Investment Management, L.P.	388 Market Street Suite 1700 San Francisco, CA 94111

	Thornburg Investment Management, Inc.	119 East Marcy Street Santa Fe, NM 87501

	Transamerica Investment Management, Inc.	11111 Santa Monica Boulevard Suite 820 Los Angeles, CA 90025

	Vaughan Nelson Investment Management, L.P.	600 Travis Street Suite 6300 Houston, TX 77002

	Wellington Management Company, LLP	75 State Street Boston, MA 02109

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PFPC Trust Company	400 Bellevue Parkway Wilmington, DE 19809

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie, Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of a Portfolio carefully before investing. The prospectuses for the Portfolios contain this and other information about the Portfolios. An investor may obtain a prospectus by visiting our website at www.prudential.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, The TARGET Portfolio Trust, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Trusts’ Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Trust’s schedule of portfolio holdings is also available on the Trust’s website as of the end of each fiscal quarter.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

The TARGET Portfolio Trust	NASDAQ	CUSIP		NASDAQ	CUSIP
Large Capitalization Growth (Class R)	TLCRX	875921868	Mortgage Backed Securities (Class T)	TGMBX	875921702
Large Capitalization Growth (Class T)	TALGX	875921207	Large Capitalization Value (Class R)	TLVRX	875921850
Small Capitalization Growth (Class R)	TSCRX	875921835	Large Capitalization Value (Class T)	TALVX	875921108
Small Capitalization Growth (Class T)	TASGX	875921405	Small Capitalization Value (Class R)	TSVRX	875921843
International Equity (Class R)	TEQRX	875921827	Small Capitalization Value (Class T)	TASVX	875921306
International Equity (Class T)	TAIEX	875921504	International Bond (Class T)	TIBPX	875921876
Total Return Bond (Class R)	TTBRX	875921819	Intermediate-Term Bond (Class T)	TAIBX	875921801
Total Return Bond (Class T)	TATBX	875921884	U.S. Govt Money Market (Class T)	PUGXX	875921603

TMF158E    IFS-A130037            Ed. 02/2007

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2006 and December 31, 2005, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $206,200 and $196,200, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended December 31, 2006, KPMG, the Registrant’s principal accountant, billed the Registrant $7,000 for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements. Professional services rendered included assistance with evaluating excise tax liability exposure, opportunities to limit such exposure and discuss financial reporting and return filing matters. For the fiscal year ended December 31, 2005, KPMG, the Registrant’s principal accountant, billed the Registrant $9,131 for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements. Professional services rendered included those in connection with additional audit procedures related to the conversion of shareholder accounts.

(c) Tax Fees

For the fiscal year ended December 31, 2006, KPMG, the Registrant’s principal accountant, billed the Registrant $40,000 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Professional services rendered included assistance with evaluating excise tax liability exposure, opportunities to limit such exposure and discuss financial reporting and return filing matters. For the fiscal year ended December

31, 2005, KPMG, the Registrant’s principal accountant, did not bill the Registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits

➢	Seed audits (related to new product filings, as required)

➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations

➢	Fund merger support services

➢	Agreed Upon Procedure Reports

➢	Attestation Reports

➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:

■	Federal, state and local income tax compliance; and,

■	Sales and use tax compliance

➢	Timely RIC qualification reviews

➢	Tax distribution analysis and planning

➢	Tax authority examination services

➢	Tax appeals support services

➢	Accounting methods studies

➢	Fund merger support services

➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund

➢	Financial information systems design and implementation

➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

➢	Actuarial services

➢	Internal audit outsourcing services

➢	Management functions or human resources

➢	Broker or dealer, investment adviser, or investment banking services

➢	Legal services and expert services unrelated to the audit

➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2006 and 2005. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2006 and 2005 was $317,300 and $41,869, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Target Portfolio Trust

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date	February 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date	February 23, 2007

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date	February 23, 2007

*	Print the name and title of each signing officer under his or her signature.